UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22559
                                                    -----------

                      First Trust Exchange-Traded Fund IV
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2014
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund IV
----------------------------------------------


First Trust North American
Energy Infrastructure Fund
(EMLP)


Annual Report
October 31, 2014


Energy Income Partners, LLC
---------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2014

Shareholder Letter..........................................................   1
Fund Performance Overview...................................................   2
Portfolio Commentary........................................................   4
Understanding Your Fund Expenses............................................   6
Portfolio of Investments....................................................   7
Statement of Assets and Liabilities.........................................   9
Statement of Operations.....................................................  10
Statements of Changes in Net Assets.........................................  11
Financial Highlights........................................................  12
Notes to Financial Statements...............................................  13
Report of Independent Registered Accounting Firm............................  19
Additional Information......................................................  20
Board of Trustees and Officers..............................................  22
Privacy Policy..............................................................  24

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust North American Energy Infrastructure Fund hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2014

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust North American Energy Infrastructure Fund (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements for the past 12 months. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL            CUMULATIVE
                                                  TOTAL RETURNS          TOTAL RETURNS
                              1 Year Ended    Inception (06/20/12)    Inception (06/20/12)
                                10/31/14           to 10/31/14            to 10/31/14

FUND PERFORMANCE
NAV                              22.44%              18.24%                  48.61%
Market Price                     22.11%              18.27%                  48.70%

INDEX PERFORMANCE
Blended Benchmark(1)             19.23%              16.63%                  43.86%
S&P 500(R) Index                 17.27%              20.86%                  56.52%
------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


---------------------

1 The Blended Benchmark consists of the following two indices: 50% of the Philadelphia Stock Exchange Utility Index which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization-weighted composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that dividends are reinvested when they are received.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

-----------------------------------------------------------
PORTFOLIO INDUSTRY ALLOCATION AS OF OCTOBER 31, 2014
-----------------------------------------------------------
                                          % OF TOTAL
INDUSTRY CLASSIFICATION                   INVESTMENTS
-----------------------------------------------------------
Pipelines                                    48.68%
Electric Power                               34.43
Natural Gas Utility                           5.10
Propane                                       4.65
Coal                                          2.47
Gathering & Processing                        1.75
Marine                                        1.86
Other                                         1.06
                                           ---------
     Total                                  100.00%
                                           =========

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                                  INVESTMENTS
-----------------------------------------------------------
Kinder Morgan Management, LLC                 8.23%
Enbridge Energy Management, LLC               7.92
Williams Cos., Inc.                           4.34
Southern (The) Co.                            3.14
NextEra Energy, Inc.                          3.11
Northeast Utilities                           2.94
TransCanada Corp.                             2.79
UGI Corp.                                     2.36
Spectra Energy Corp.                          2.36
Wisconsin Energy Corp.                        2.21
                                           ---------
     Total                                   39.40%
                                           =========

                  Performance of a $10,000 Initial Investment
                        June 20, 2012 - October 31, 2014


            First Trust North American          Blended         S&P 500(R)
            Energy Infrastructure Fund        Benchmark(1)        Index
6/20/12              $10,000                    $10,000          $10,000
10/31/12              10,690                     10,630           10,495
4/30/13               12,380                     12,243           12,008
10/31/13              12,137                     12,067           13,346
4/30/14               13,342                     13,385           14,462
10/31/14              14,860                     14,388           15,651



Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2012 (commencement of trading) through October 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                   BELOW NAV
                               ----------------------------------------      ----------------------------------------
                               0.00%-      0.50%-     1.00%-                 0.00%-     0.50%-      1.00%-
FOR THE PERIOD                 0.49%       0.99%      1.99%     >=2.00%      0.49%      0.99%       1.99%     >=2.00%
6/21/12 - 10/31/12               78           4          0           0          9          0           0          0
11/1/12 - 10/31/13              226           2          0           0         24          0           0          0
11/1/13 - 10/31/14              231           0          0           0         21          0           0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014


                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP or the "Sub-Advisor"), Westport, CT, serves as the investment sub-advisor to the First Trust North American Energy Infrastructure Fund ("EMLP" or the "Fund"). EIP was founded in 2003 and provides professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, utilities and Canadian income equities. EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, petroleum storage and terminals and power transmission and distribution that receive fee-based or regulated income from their corporate and individual customers. As of October 31, 2014, EIP has approximately $6.0 billion of assets under management or supervision. Private funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, in addition to the Fund, EIP serves as a sub-advisor to four closed-end management investment companies, to a sleeve of an actively managed exchange-traded fund and to a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

            JAMES J. MURCHIE                            EVA PAO
           PORTFOLIO MANAGER                      CO-PORTFOLIO MANAGER
       FOUNDER AND CEO OF ENERGY                  PRINCIPAL OF ENERGY
          INCOME PARTNERS, LLC                    INCOME PARTNERS, LLC

                                   COMMENTARY

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND

The investment objective of the Fund is to seek total return. The Fund pursues its objective by investing at least 80% of its net assets under normal market conditions (plus the amount of any borrowing for investment purposes) in equity securities of companies engaged in the energy infrastructure sector. These companies principally include publicly traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian income equities, pipeline companies, utilities and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies"). The Fund will be generally concentrated in Energy Infrastructure Companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of companies headquartered or incorporated in the United States and Canada. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("MLP Index") and the Philadelphia Stock Exchange Utility Index ("UTY Index"), the total return for energy-related MLPs and utilities for the fiscal year ended October 31, 2014 was 16.87% and 20.87%, respectively. These figures are according to data collected from Alerian Capital Management and Bloomberg. As measured by the S&P 500(R) Index, the broader equity market over the same period was 17.27%. While share appreciation can be volatile in the short term, EIP believes that share appreciation will approximate growth in per share quarterly dividends and cash distributions over the long term. Over the last 10 years, growth in per share MLP distributions and utility dividends has averaged 7.4% and 5.1%, respectively. Over the reporting period, growth in per share cash distributions of MLPs and utilities was 4.5% and -0.2%, respectively (source: Alerian Capital Management and Bloomberg).

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis for the fiscal year ended October 31, 2014, the Fund provided a total return1 of 22.44%, including the reinvestment of dividends. This compares, according to collected data, to a total return of 19.23%2 for the average of the two indices (16.87% for the MLP Index and 20.87% for the UTY Index), and 17.27% for the S&P 500(R) Index.


---------------------

1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect a sales load. Past performance is not indicative of future results.

2 The total return is the monthly rebalanced return for the MLP Index and UTY Index.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

The Fund declared quarterly distributions during the fiscal year as follows:
$0.2082 per share in December 2013; $0.2183 per share in March 2014; $0.1827 per share in June 2014; and $0.2312 per share in September 2014. The Fund grew its net assets from $433 million to $947 million, for the fiscal year ended October 31, 2014.

The Fund's NAV total return of 22.44% outperformed the 19.23% average return of the MLP Index and UTY Index. Generally, the Fund's MLP positions outperformed their corresponding index (the MLP Index) and the Fund's non-MLP positions outperformed their corresponding index (the UTY Index). The MLP portion of the portfolio outperformed the MLP Index in part due to overweight positions in Kinder Morgan Management LLC and Enbridge Management LLC. The non-MLP positions in the Fund outperformed the UTY Index partly due to overweight positions in MLP parents, as well as not having a position in utilities whose price performance contributed negatively to the UTY Index. This positive performance was partially offset by underweight positions in UTY Index members who outperformed the index. When comparing the Fund's performance versus the broader equity market, the Fund was impacted positively by the strong relative performance of the UTY Index during the fiscal period, reversing the previous 12-month outperformance of the S&P 500(R) Index relative to this index.

MARKET AND FUND OUTLOOK

Calendar year-to-date as of October 31, 2014, the MLP asset class has experienced 16 initial public offerings ("IPOs"). There was also a healthy level of secondary financing activity for MLPs during the period as they continue to fund their ongoing investments in new pipelines, processing and storage facilities. Calendar year-to-date as of October 31, 2014, there have been 55 secondary offerings for MLPs, which raised $16.2 billion. In 2013, there were 70 secondary equity offerings for MLPs that raised $20.3 billion (source: Barclays Capital). Year-to-date, the combination of equity and debt raised approximately $46.8 billion, which represents about 8.1% of the roughly $580 billion of MLP market capitalization. Since MLPs pay out virtually all their free cash flow each quarter, this capital raising is, for the most part, a reflection of the capital investment and acquisition activity in the asset class.

For the first three quarters of 2014, capital spending for utilities continued to increase. Capital expenditures for the 20 companies that comprise the UTY Index were $61.7 billion. Annualizing this number would result in an estimate of about $82.2 billion for the year. This compares to $80 billion in 2012 and about $81 billion in 2013. EIP believes this growth in expenditures is in response to needs such as reliability, interconnection, modernization and growing demand. These capital investments are supported, in part, by federal and state regulations that allow companies to recoup investments made in their rate structure.

The Fund continues to aim to be invested in energy infrastructure securities with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. The Fund invests in securities that tend to have high dividend payout ratios (as measured versus earnings); therefore, in EIP's opinion, securities with unpredictable cyclical cash flows make a poor fit. While there are some businesses within the Fund's portfolio with cyclical cash flows, they are usually small and analyzed in the context of each company's financial and operating leverage and payout ratio.

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2014 (UNAUDITED)

As a shareholder of First Trust North American Energy Infrastructure Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2014.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                    MAY 1, 2014      OCTOBER 31, 2014        PERIOD            PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
Actual                                              $1,000.00          $1,113.80              0.95%                $5.06
Hypothetical (5% return before expenses)            $1,000.00          $1,020.42              0.95%                $4.84

(a) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2014 through October 31, 2014), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014


SHARES      DESCRIPTION                           VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 75.6%
            ELECTRIC UTILITIES -- 16.9%
   266,192  American Electric Power Co., Inc. $  15,529,641
    63,901  Duke Energy Corp                      5,249,467
   307,463  Emera, Inc. (CAD)                    10,336,519
   306,601  Fortis, Inc. (CAD)                    9,989,254
    99,508  IDACORP, Inc                          6,291,891
   439,033  ITC Holdings Corp                    17,390,097
   292,273  NextEra Energy, Inc                  29,291,600
   561,603  Northeast Utilities                  27,715,108
   178,867  NRG Yield, Inc., Class A              8,937,984
   637,740  Southern (The) Co                    29,565,626
                                              -------------
                                                160,297,187
                                              -------------
            GAS UTILITIES -- 7.7%
   184,429  Atmos Energy Corp.                    9,774,737
   120,381  Chesapeake Utilities Corp.            5,830,052
    96,938  Laclede Group (The), Inc.             4,921,542
   107,478  New Jersey Resources Corp.            6,285,313
   252,825  ONE Gas, Inc.                         9,594,709
   204,991  Questar Corp.                         4,942,333
   115,215  South Jersey Industries, Inc.         6,756,208
   653,071  UGI Corp.                            24,614,246
                                              -------------
                                                 72,719,140
                                              -------------
            INDEPENDENT POWER AND
               RENEWABLE ELECTRICITY
               PRODUCERS -- 0.5%
   157,375  Pattern Energy Group, Inc.            4,529,253
                                              -------------
            MULTI-UTILITIES -- 16.1%
    81,122  Alliant Energy Corp.                  5,022,263
   225,254  ATCO Ltd., Class I (CAD)              9,153,661
   314,679  Canadian Utilities Ltd.,
               Class A (CAD)                     10,877,861
   466,556  CMS Energy Corp.                     15,242,384
   267,759  Dominion Resources, Inc.             19,091,217
   193,603  National Grid PLC, ADR               14,402,127
   468,130  NiSource, Inc.                       19,689,548
   384,739  Public Service Enterprise
               Group, Inc.                       15,893,568
   231,883  SCANA Corp.                          12,728,058
    88,317  Sempra Energy                         9,714,870
   418,466  Wisconsin Energy Corp.               20,781,022
                                              -------------
                                                152,596,579
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               34.4%
 2,100,649  Enbridge Energy Management,
               LLC (a)                           74,636,059
   647,540  Enbridge Income Fund Holdings,
               Inc. (CAD)                        17,063,962
   375,012  Enbridge, Inc.                       17,760,568
   567,473  Inter Pipeline Ltd. (CAD)            17,879,390
    54,100  Keyera Corp. (CAD)                    4,303,807
   814,808  Kinder Morgan Management
               LLC (a)                           77,520,833
   489,969  Kinder Morgan, Inc.                  18,961,800
   201,352  Pembina Pipeline Corp. (CAD)          8,353,861


SHARES      DESCRIPTION                           VALUE
-----------------------------------------------------------
            OIL, GAS & CONSUMABLE FUELS
               (CONTINUED)
   568,399  Spectra Energy Corp.              $  22,241,453
   533,338  TransCanada Corp.                    26,288,230
   736,148  Williams (The) Cos., Inc.            40,863,576
                                              -------------
                                                325,873,539
                                              -------------
            TOTAL COMMON STOCKS -- 75.6%        716,015,698
            (Cost $628,622,185)               -------------


            MASTER LIMITED PARTNERSHIPS -- 23.9%
            GAS UTILITIES -- 2.0%
   310,572  AmeriGas Partners, L.P.              14,332,898
   107,517  Suburban Propane Partners, L.P.       4,843,641
                                              -------------
                                                 19,176,539
                                              -------------
            INDEPENDENT POWER AND
               RENEWABLE ELECTRICITY
               PRODUCERS -- 0.5%
   126,744  NextEra Energy Partners, L.P. (b)     4,633,760
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               21.4%
    36,961  Access Midstream Partners, L.P.       2,302,301
    66,857  Alliance Holdings GP, L.P.            4,590,402
   388,157  Alliance Resource Partners, L.P.     18,666,470
   152,944  Energy Transfer Equity, L.P.          8,925,812
   297,739  Energy Transfer Partners, L.P.       19,183,324
   350,406  Enterprise Products Partners, L.P.   12,929,981
   100,217  EQT Midstream Partners, L.P.          8,877,222
   125,257  Golar LNG Partners, L.P.              4,533,051
   331,224  Holly Energy Partners, L.P.          11,082,755
   115,516  Magellan Midstream Partners, L.P.     9,457,295
   190,146  Natural Resource Partners, L.P.       2,371,121
   153,779  NGL Energy Partners, L.P.             5,283,846
   324,076  ONEOK Partners, L.P.                 16,560,283
    13,449  Phillips 66 Partners, L.P.              937,261
   234,602  Plains All American Pipeline, L.P.   13,219,823
   222,007  Spectra Energy Partners, L.P.        11,988,378
   240,682  TC PipeLines, L.P.                   15,006,523
   331,760  Teekay LNG Partners, L.P.            13,038,168
   266,410  TransMontaigne Partners, L.P.         9,977,054
   262,941  Williams Partners, L.P.              13,554,608
                                              -------------
                                                202,485,678
                                              -------------
            TOTAL MASTER LIMITED
               PARTNERSHIPS -- 23.9%            226,295,977
            (Cost $200,884,697)               -------------

            TOTAL INVESTMENTS -- 99.5%          942,311,675
            (Cost $829,506,882) (c)

            NET OTHER ASSETS AND
               LIABILITIES -- 0.5%                4,635,356
                                              -------------
            NET ASSETS -- 100.0%              $ 946,947,031
                                              =============


                       See Notes to Financial Statements                  Page 7

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

OCTOBER 31, 2014

(a) Non-income producing security which pays in-kind ("PIK") distributions. For the year ended October 31, 2014, the Fund received 114,501 PIK shares of Enbridge Energy Management, LLC and 42,912 PIK shares of Kinder Morgan Management, LLC.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $828,738,265. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $117,949,484 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,376,074.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

--------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

 INVESTMENTS            LEVEL 1       LEVEL 2      LEVEL 3
------------------------------------------------------------
Common Stocks*       $716,015,698   $       --   $       --
Master Limited
   Partnerships*      226,295,977           --           --
                     ---------------------------------------
Total Investments    $942,311,675   $       --   $       --
                     =======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2014.


Page 8                  See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value..................................................       $  942,311,675
Cash...................................................................            2,112,755
Receivables:
   Dividends...........................................................            3,224,534
   Capital shares sold.................................................            2,764,653
                                                                              --------------
      TOTAL ASSETS.....................................................          950,413,617
                                                                              --------------
LIABILITIES:
Due to custodian foreign currency......................................                1,164
Payables:
   Investment securities purchased.....................................            2,752,681
   Investment advisory fees............................................              712,741
                                                                              --------------
      TOTAL LIABILITIES................................................            3,466,586
                                                                              --------------
NET ASSETS.............................................................       $  946,947,031
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................       $  833,816,051
Par value..............................................................              341,550
Accumulated net investment income (loss)...............................            2,131,525
Accumulated net realized gain (loss) on investments
   and foreign currency transactions...................................          (2,145,728)
Net unrealized appreciation (depreciation) on investments
   and foreign currency translation....................................          112,803,633
                                                                              --------------
NET ASSETS.............................................................       $  946,947,031
                                                                              ==============
NET ASSET VALUE, per share.............................................       $        27.72
                                                                              ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................           34,155,000
                                                                              ==============
Investments, at cost...................................................       $  829,506,882
                                                                              ==============
Foreign currency, at cost (proceeds)...................................       $       (1,164)
                                                                              ==============


                       See Notes to Financial Statements                  Page 9

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2014

INVESTMENT INCOME:
Dividends..............................................................       $   13,541,493
Foreign tax withholding................................................             (524,819)
                                                                              --------------
   Total investment income.............................................           13,016,674
                                                                              --------------

EXPENSES:
Investment advisory fees...............................................            6,010,416
                                                                              --------------
   Total expenses......................................................            6,010,416
                                                                              --------------
NET INVESTMENT INCOME (LOSS)...........................................            7,006,258
                                                                              --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................           (1,495,835)
   In-kind redemptions.................................................           32,730,669
   Foreign currency transactions.......................................              (10,014)
                                                                              --------------
Net realized gain (loss)...............................................           31,224,820
                                                                              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................           93,264,894
   Foreign currency translation........................................               (1,172)
                                                                              --------------
Net change in unrealized appreciation (depreciation)...................           93,263,722
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................          124,488,542
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................       $  131,494,800
                                                                              ==============


Page 10                  See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  FOR THE                FOR THE
                                                                                YEAR ENDED             YEAR ENDED
                                                                                10/31/2014             10/31/2013
                                                                              --------------         --------------
OPERATIONS:
   Net investment income (loss)........................................       $    7,006,258         $    3,738,122
   Net realized gain (loss)............................................           31,224,820              4,188,637
   Net change in unrealized appreciation (depreciation)................           93,263,722             18,229,097
                                                                              --------------         --------------
   Net increase (decrease) in net assets resulting from operations.....          131,494,800             26,155,856
                                                                              --------------         --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................          (20,880,372)            (9,654,102)
                                                                              --------------         --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...........................................          552,330,700            358,468,996
   Cost of shares redeemed.............................................         (149,097,460)           (42,980,067)
                                                                              --------------         --------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions.....................................................          403,233,240            315,488,929
                                                                              --------------         --------------
   Total increase (decrease) in net assets.............................          513,847,668            331,990,683

NET ASSETS:
   Beginning of period.................................................          433,099,363            101,108,680
                                                                              --------------         --------------
   End of period.......................................................       $  946,947,031         $  433,099,363
                                                                              ==============         ==============
   Accumulated net investment income (loss) at end of period...........       $    2,131,525         $     (461,076)
                                                                              ==============         ==============

CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period.............................           18,505,000              4,755,000
   Shares sold.........................................................           21,250,000             15,600,000
   Shares redeemed.....................................................           (5,600,000)            (1,850,000)
                                                                              --------------         --------------
   Shares outstanding, end of period...................................           34,155,000             18,505,000
                                                                              ==============         ==============


                      See Notes to Financial Statements                  Page 11

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                                  FOR THE PERIOD
                                                                    FOR THE          FOR THE       6/20/2012 (a)
                                                                  YEAR ENDED       YEAR ENDED        THROUGH
                                                                  10/31/2014       10/31/2013       10/31/2012
                                                                --------------   --------------   --------------
Net asset value, beginning of period                               $  23.40         $  21.26         $  19.99
                                                                   --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           0.45             0.39             0.05
Net realized and unrealized gain (loss)                                4.71             2.46             1.33
                                                                   --------         --------         --------
Total from investment operations                                       5.16             2.85             1.38
                                                                   --------         --------         --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                 (0.84)           (0.71)           (0.05)
Return of capital                                                        --               --            (0.06)
                                                                   --------         --------         --------
Total distributions                                                   (0.84)           (0.71)           (0.11)
                                                                   --------         --------         --------
Net asset value, end of period                                     $  27.72         $  23.40         $  21.26
                                                                   ========         ========         ========
TOTAL RETURN (b)                                                      22.44%           13.54%            6.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                               $946,947         $433,099         $101,109
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                          0.95%            0.95%            0.95% (c)
Ratio of net investment income (loss) to average net assets            1.11%            1.28%            0.89% (c)
Portfolio turnover rate (d)                                               7%              22%              3%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust North American Energy Infrastructure Fund on June 1, 2012 in order to provide initial capital required.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 12                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2014


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of five funds that are currently offering shares. This report covers the First Trust North American Energy Infrastructure Fund (the "Fund") which trades under the ticker "EMLP" on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities in which the Fund invests or for cash or, in certain circumstances, both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. The Fund invests in energy infrastructure companies which principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian Income Equities, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies").

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Funds' investments are valued daily at market value or, in absence of the market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

    Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market, LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

    Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2014

to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2014

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded. For the year ended October 31, 2014, distributions of $5,698,060 received from MLPs have been reclassified as return of capital.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

Distributions paid from:                               2014             2013
Ordinary income.................................   $  20,880,372    $  9,654,102
Capital gain....................................              --              --
Return of capital...............................              --              --

As of October 31, 2014, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................   $          --
Accumulated capital and other gain (loss).......        (782,820)
Net unrealized appreciation (depreciation)......     113,572,250

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2014, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $782,820.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2014

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2014, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2012, 2013 and 2014 remain open to federal and state audit. As of October 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2014, the adjustments for the Fund were as follows:

        ACCUMULATED NET        ACCUMULATED NET REALIZED
   INVESTMENT INCOME (LOSS)   GAIN (LOSS) ON INVESTMENTS   PAID-IN CAPITAL
   ------------------------   --------------------------   ---------------
         $  16,466,715              $  (32,848,869)         $  16,382,154

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by First Trust (See Note 3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), an affiliate of First Trust, to serve as its investment sub-advisor. In this capacity, EIP is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Pursuant to the Investment Management Agreement, First Trust will supervise EIP and its management of the investment of the Fund's assets and will pay EIP for its services as the Fund's sub-advisor. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. EIP receives a sub-advisory fee from First Trust equal to 45% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. In addition, as of March 27, 2014, FTCP, through a wholly-owned subsidiary, purchased a preferred interest in EIP. The preferred interest is non-voting and does not share in the profits or losses of EIP. EIP may buy back any or all of FTCP's preferred interest at any time and FTCP may sell back to EIP up to 50% of its preferred interest on or after September 25, 2015, and any or all of its preferred interest after March 27, 2017.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2014

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee, the Chairmen of the Audit Committee, Nominating and Governance Committee and the Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were $164,445,858 and $42,312,380, respectively.

For the year ended October 31, 2014, the cost of in-kind purchases and proceeds from in-kind sales were $429,347,443 and $147,466,729, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposited Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2014

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2016.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 5, 2014, First Trust Low Duration Mortgage Opportunities ETF, an additional series of the Trust, began trading under the ticker stmbol "LMBS" on NASDAQ.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND:

We have audited the accompanying statement of assets and liabilities of First Trust North American Energy Infrastructure Fund (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust North American Energy Infrastructure Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2014 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2014, the following percentages of income dividend paid by the Fund qualified for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

         Dividends Received Deduction     Qualified Dividend Income
         ----------------------------     -------------------------
                    44.61%                         61.68%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund, Shares of the Fund or securities in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

ENERGY INFRASTRUCTURE COMPANIES RISK. The Fund invests in Energy Infrastructure Companies and is subject to certain risks inherent in investing in these types of securities. Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids ("NGLs"), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2014 (UNAUDITED)

Certain Energy Infrastructure Companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

GEOGRAPHIC RISK. The Fund invests primarily in securities of companies headquartered or incorporated in the United States and Canada. An investment in a particular geographic region may be particularly susceptible to changes in the political, diplomatic and economic conditions of that region or any new regulatory requirements of the region. Accordingly, an investment in the Fund may be more volatile than an investment diversified across several geographic regions.

NON-U.S. SECURITIES. The Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded in Canada or other foreign countries and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

INTEREST RATE RISK. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, Energy Income Partners will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2014 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                      TERM OF OFFICE                                             THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                    AND YEAR FIRST                                              FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND                    ELECTED OR                 PRINCIPAL OCCUPATIONS           OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST                  APPOINTED                  DURING PAST 5 YEARS              TRUSTEE           5 YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee        o  Indefinite Term    Physician; President, Wheaton                 111       None
c/o First Trust Advisors L.P.                             Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,             o  Since Inception    Real Estate Limited Partnership;
  Suite 400                                               Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee           o  Indefinite Term    President (March 2010 to Present), Senior     111       Director of ADM
c/o First Trust Advisors L.P.                             Vice President and Chief Financial Officer              Investor Services,
120 East Liberty Drive,             o  Since Inception    (May 2007 to March 2010), ADM Investor                  Inc., ADM
  Suite 400                                               Services, Inc. (Futures Commission Merchant)            Investor Services
Wheaton, IL 60187                                                                                                 International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee            o  Indefinite Term    President (2003 to Present), Hibs             111       Director of
c/o First Trust Advisors L.P.                             Enterprises (Financial and Management                   Trust Company
120 East Liberty Drive,             o  Since Inception    Consulting)                                             of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o  Indefinite Term    Managing Director and Chief Operating         111       Director of
c/o First Trust Advisors L.P.                             Officer (January 2015 to Present), Pelita               Covenant
120 East Liberty Drive,             o  Since Inception    Harapan Educational Foundation (Educational             Transport, Inc.
  Suite 400                                               Products and Services); President and Chief             (May 2003 to
Wheaton, IL 60187                                         Executive Officer (June 2012 to September               May 2014)
D.O.B.: 03/54                                             2014), Servant Interactive LLC (Educational
                                                          Products and Services);President and Chief
                                                          Executive Officer (June 2012 to September
                                                          2014), Dew Learning LLC (Educational
                                                          Products and Services); President (June 2002
                                                          to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,         o  Indefinite Term    Chief Executive Officer (December 2010        111       None
Chairman of the Board                                     to Present), President (until December
120 East Liberty Drive,             o  Since Inception    2010), First Trust Advisors L.P. and First
  Suite 400                                               Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                         Board of Directors, BondWave LLC
D.O.B.: 09/55                                             (Software Development Company/
                                                          Investment Advisor) and Stonebridge
                                                          Advisors LLC (Investment Advisor)

-----------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2014 (UNAUDITED)


                               POSITION AND              TERM OF OFFICE
     NAME, ADDRESS                OFFICES                 AND LENGTH OF                      PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH            WITH TRUST                   SERVICE                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                         OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley           President and Chief          o  Indefinite Term      Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,     Executive Officer                                    and Chief Financial Officer, First Trust Advisors
   Suite 400                                           o  Since Inception      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas            Treasurer, Chief Financial   o  Indefinite Term      Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,     Officer and Chief                                    President (April 2007 to Present), First Trust
   Suite 400              Accounting Officer           o  Since Inception      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66


W. Scott Jardine          Secretary and Chief          o  Indefinite Term      General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,     Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
   Suite 400                                           o  Since Inception      BondWave LLC (Software Development Company/
Wheaton, IL 60187                                                              Investment Advisor); Secretary of Stonebridge
D.O.B.: 05/60                                                                  Advisors LLC (Investment Advisor)


Daniel J. Lindquist       Vice President               o  Indefinite Term      Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                           o  Since Inception      First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher           Chief Compliance Officer     o  Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,     and Assistant Secretary                              and First Trust Portfolios L.P.
   Suite 400                                           o  Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin           Vice President               o  Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                           o  Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland               Vice President               o  Indefinite Term      Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
   Suite 400                                           o  Since Inception      First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 11/70

------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2014 (UNAUDITED)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST


First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Tactical High
Yield ETF (HYLS)

Annual Report
October 31, 2014

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Shareholder Letter.........................................................    1
Fund Performance Overview..................................................    2
Portfolio Commentary.......................................................    5
Understanding Your Fund Expenses...........................................    7
Portfolio of Investments...................................................    8
Statement of Assets and Liabilities........................................   20
Statement of Operations....................................................   21
Statements of Changes in Net Assets........................................   22
Statement of Cash Flows....................................................   23
Financial Highlights.......................................................   24
Notes to Financial Statements..............................................   25
Report of Independent Registered Accounting Firm...........................   32
Additional Information.....................................................   33
Board of Trustees and Officers.............................................   36
Privacy Policy.............................................................   38


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Tactical High Yield ETF hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2014


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Tactical High Yield ETF (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements for the past 12 months. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

The primary investment objective of the First Trust Tactical High Yield ETF ("HYLS" or the "Fund") is to provide current income. The Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal market conditions, (plus the amount of any borrowing for investment purposes) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or lower than "Baa3" by Moody's Investors Service, Inc. ("Moody's"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO"). High yield debt securities that are rated below investment grade are commonly referred to as "junk" debt. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL            CUMULATIVE
                                                  TOTAL RETURNS          TOTAL RETURNS
                               1 Year Ended    Inception (2/25/13)    Inception (2/25/13)
                                 10/31/14          to 10/31/14            to 10/31/14

FUND PERFORMANCE
NAV                               5.72%               7.47%                 12.86%
Market Price                      4.54%               7.31%                 12.58%

INDEX PERFORMANCE
Bank of America Merrill Lynch
   U.S. High Yield Master II
   Constrained Index              5.85%               6.24%                 10.70%
------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not traded in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of the shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

-------------------------------------------------------
                                          % OF TOTAL
INDUSTRY CLASSIFICATION                   INVESTMENTS
-------------------------------------------------------
Media                                        10.8%
Hotels, Restaurants & Leisure                10.3
Health Care Providers & Services              8.6
Diversified Telecommunication Services        6.1
Oil, Gas & Consumable Fuels                   5.5
Software                                      5.0
Life Sciences Tools & Services                4.1
Wireless Telecommunication Services           3.8
Pharmaceuticals                               3.3
Food & Staples Retailing                      3.3
Containers & Packaging                        3.2
Chemicals                                     3.1
Food Products                                 3.1
Real Estate Management & Development          2.9
Health Care Equipment & Supplies              2.6
Trading Companies & Distributors              2.5
Aerospace & Defense                           2.3
Building Products                             2.2
Commercial Services & Supplies                1.5
Machinery                                     1.5
Specialty Retail                              1.5
Independent Power and Renewable
   Electricity Producers                      1.2
Diversified Consumer Services                 1.1
Health Care Technology                        1.1
Diversified Financial Services                1.1
Auto Components                               1.0
Real Estate Investment Trusts                 0.8
Technology Hardware, Storage & Peripherals    0.8
Energy Equipment & Services                   0.8
Consumer Finance                              0.8
Professional Services                         0.7
Semiconductors & Semiconductor Equipment      0.7
Automobiles                                   0.6
Road & Rail                                   0.5
Insurance                                     0.5
Communications Equipment                      0.4
IT Services                                   0.3
Biotechnology                                 0.2
Metals & Mining                               0.1
Distributors                                  0.1
Electric Utilities                            0.0*
                                           --------
     Total                                  100.0%
                                           ========

*  Amount is less than 0.1%.


-------------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
-------------------------------------------------------
Corporate Bonds                              61.8%
Senior Floating-Rate Loan Interests          25.0
Foreign Corporate Bonds                      13.2
                                           --------
     Total                                  100.0%
                                           ========

-------------------------------------------------------
                                        % OF TOTAL LONG
                                         FIXED-INCOME
CREDIT QUALITY (S&P RATINGS)(1)           INVESTMENTS
-------------------------------------------------------
BBB                                           0.3%
BB+                                           2.4
BB                                            6.5
BB-                                          13.1
B+                                           15.3
B                                            19.4
B-                                           21.3
CCC+                                         18.9
CCC                                           2.8
Not Rated                                     0.0*
                                           --------
     Total                                  100.0%
                                           ========

-------------------------------------------------------
                                          % OF TOTAL
COUNTRY EXPOSURE                          INVESTMENTS
-------------------------------------------------------
United States                                84.6%
Canada                                        5.7
Luxembourg                                    4.5
France                                        1.9
United Kingdom                                1.5
Mexico                                        0.5
Ireland                                       0.5
Netherlands                                   0.4
Spain                                         0.3
Australia                                     0.1
                                           --------
     Total                                  100.0%
                                           ========

(1) Ratings below BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      FEBRUARY 25, 2013 - OCTOBER 31, 2014

                                            Bank of America
                                           Merrill Lynch U.S.
              First Trust Tactical        High Yield Master II
                 High Yield ETF            Constrained Index
2/25/13             $10,000                    $10,000
4/30/13              10,403                     10,308
10/31/13             10,676                     10,458
4/30/14              11,167                     10,956
10/31/14             11,285                     11,070

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 27, 2013 (commencement of trading) through October 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                   BELOW NAV
                               ----------------------------------------      ----------------------------------------
                               0.00%-      0.50%-     1.00%-                 0.00%-     0.50%-      1.00%-
FOR THE PERIOD                 0.49%       0.99%      1.99%     >=2.00%      0.49%      0.99%       1.99%     >=2.00%
2/27/13 - 10/31/13               94          37          0          0          37          5           0          0
11/1/13 - 10/31/14              158          29          0          0          63          2           0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014


                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust") Leveraged Finance Team is comprised of 12 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations. As of October 31, 2014, the First Trust Leveraged Finance Team managed or supervised approximately $1.33 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
PETER FASONE, CFA - VICE PRESIDENT, PORTFOLIO MANAGER
TODD LARSON, CFA - VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST TACTICAL HIGH YIELD ETF

The First Trust Tactical High Yield ETF is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation.

MARKET RECAP

The 12 months covered by this report were generally strong for the high yield and senior loan market despite the volatility at the end of the period in late September and early October. For the first time in quite a while, a healthy dose of volatility was introduced into various markets. The volatility was driven largely by geopolitical headlines, including Russia/Ukraine, Gaza, Banco Espirito Santo bailout and the Argentine default. More importantly for fixed-income investors, with the Federal Reserve's (the "Fed") unprecedented stimulus program now complete, investor attention has begun to shift toward 2015 and the timing of the first interest rate increase. Interest rates have indeed been volatile over the past year, as evidenced by the fact that after setting a 12-month high on December 31, 2013 at 3.03%, 10-year Treasury yields touched 2.34% just before the end of August, exceeded 2.60% in September, were below 2.00% intra-day in a volatile October market and closed October at 2.34%.

High-Yield Bond Market

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index returned 5.85% for the 12-month period ended October 31, 2014. Contrary to the returns in senior loans, lower quality high-yield bonds underperformed higher quality high-yield bonds in the period. Lower-quality CCC rated and below issues returned 3.65% in the period, which compares to returns of higher-quality B rated issues at 5.40% and BB rated issues at 7.69%. Average bonds prices fell during the period, from $103.70 to $102.40. (Source: Bloomberg)

Senior Loan Market

The S&P/LSTA Leveraged Loan Index returned 3.36% for the 12-month period ended October 31, 2014. Additionally, performance throughout the period was consistently positive with only two months posting negative performance. From a credit-quality perspective, lower credit-rated issues provided the strongest performance for the period. Lower-quality CCC rated issues returned 8.41% in the period, significantly outperforming the returns of higher quality B rated issues at 3.49% and BB rated issues at 2.40%. The average price of loans in the market began the period at $97.90, and after peaking at $99.00 at the end of June, loan prices ended the period close to unchanged at $97.40. (Source: S&P/LCD)

Credit Quality/Default Rates

Despite the widely anticipated default of TXU Energy, the largest senior loan debt issuer and also a large high-yield bond issuer, defaults remained at or below their long-term average for both asset classes. We believe this is because corporate fundamentals remain healthy, as evidenced by the fact that senior loan issuers that file their financial results publicly grew cash flows by approximately 9% year-over-year in the second quarter of 2014 (latest data available), which represents 20 straight quarters of cash flow growth.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

FUND PERFORMANCE

The Fund returned 5.72% over the last 12 months based on NAV and 4.54% based on market price, which compares to the BofA Merrill Lynch US High Yield Constrained Index (the "benchmark") return of 5.85% over the same time period.

The Fund's most recent monthly distribution of $0.24 per share is unchanged relative to the distribution paid in October 2013, though the distribution was reduced for several months during 2014 as the Fund's use of leverage was reduced for a period of time given our concern over both interest rate and high-yield bond price volatility. From January through June, the Fund's average long position was 100.07% of Fund assets. More recently, the Fund's use of leverage has increased in an attempt to opportunistically capitalize on some of the falling prices within the high yield and senior loan market. At the end of the period, the Fund had 114.3% of assets in long positions.

From a portfolio construction standpoint, the Fund has increased its exposure over the past year to high-yield issuers rated CCC+ and below. As of the end of October, the Fund held 21.70% in CCC+ and below rated issues compared to 15.50% within the benchmark. While the Fund has historically maintained a lower exposure to the CCC+ and below rated category relative to the benchmark, the historic yield compression within the high-yield market has left many bonds more significantly exposed to interest rate risk, in our opinion. Moreover, our rigorous credit research suggests that many of these companies are improving situations, suggesting that they may benefit from a ratings upgrade in the future. As a result, given our comfort level with the underlying business climate, we opted to reduce the Fund's exposure to some higher-rated lower-yielding credits which also tend to exhibit the smallest spreads over Treasuries, and therefore afford the least interest rate protection. We believe the higher spread offered by the lower-rated issuers will potentially be the Fund's insulation against increasing interest rates in the future, and therefore have attempted to carefully increase the Fund's exposure to areas of the market offering the largest spread cushion. Additionally, the portfolio includes a weighting in senior loan holdings as we believe the floating-rate coupon of senior loans and their secured position within a company's capital structure provide a compelling opportunity to shorten duration and potentially reduce volatility, which may help enhance portfolio returns over time.

The Treasury short position has been a headwind to performance over the past year as Treasury yields have generally declined; however, we continue to believe that the position will be a beneficial component of the Fund if interest rates begin to rise toward the end of 2015, as we believe they will. While the Fund's overweight position in the lowest credit-quality issues (CCC+ rated and below) was a headwind to performance for the period, because lower-quality high-yield bonds underperformed, good individual asset selection helped offset these headwinds.

MARKET AND FUND OUTLOOK

Credit markets appear well positioned for the intermediate term, in our opinion. We believe the combination of attractive valuations, a modest default environment, better economic growth and sound corporate fundamentals provides a firm backdrop for returns in the periods ahead. We continue to believe that steadily improving economic data will provide the Fed the motivation it requires to begin the process of raising interest rates in the second half of 2015. In the interim, recent volatility in the market has largely been technically induced (supply/demand imbalance). This is in stark contrast to volatility that is fundamentally induced, when company financial performance is showing signs of weakness. We believe that technically induced volatility, which we have experienced in the third quarter, tends to lead to opportunities for patient investors. A healthy dose of volatility typically means that risks are priced more attractively, and price levels may be lower than the fundamentals would warrant.

As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance for the Fund. Despite the many distractions and market conditions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2014 (UNAUDITED)

As a shareholder of First Trust Tactical High Yield ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and

(2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2014.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                         EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE       EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH           DURING THE
                                                    MAY 1, 2014      OCTOBER 31, 2014        PERIOD       SIX-MONTH PERIOD (a)
------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
Actual                                               $1,000.00          $1,010.60            1.30%               $6.59
Hypothetical (5% return before expenses)             $1,000.00          $1,018.65            1.30%               $6.61

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2014 through October 31, 2014), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014

   PRINCIPAL                                                                            STATED        STATED
     VALUE                                  DESCRIPTION                                 COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  -------------  ---------------

CORPORATE BONDS -- 70.7%

                  AEROSPACE & DEFENSE -- 1.5%
$        100,000  Alliant Techsystems, Inc. (a)...................................       5.25%       10/01/21     $       102,250
         900,000  GenCorp, Inc. (b)...............................................       7.13%       03/15/21             960,750
       1,000,000  TransDigm, Inc. ................................................       6.00%       07/15/22           1,016,250
         500,000  TransDigm, Inc. ................................................       6.50%       07/15/24             517,500
                                                                                                                  ---------------
                                                                                                                        2,596,750
                                                                                                                  ---------------

                  AGRICULTURAL PRODUCTS -- 1.0%
       1,625,000  Pinnacle Operating Corp. (a) (b)................................       9.00%       11/15/20           1,755,000
                                                                                                                  ---------------

                  ALTERNATIVE CARRIERS -- 1.7%
       2,650,000  DigitalGlobe, Inc. (a) (b)......................................       5.25%       02/01/21           2,590,375
         500,000  Level 3 Escrow II, Inc. (a).....................................       5.38%       08/15/22             510,000
                                                                                                                  ---------------
                                                                                                                        3,100,375
                                                                                                                  ---------------

                  APPLICATION SOFTWARE -- 3.0%
         400,000  ACI Worldwide, Inc. (a) (b).....................................       6.38%       08/15/20             418,000
         625,000  Audatex North America, Inc. (a) (b).............................       6.00%       06/15/21             664,063
         125,000  Audatex North America, Inc. (a).................................       6.13%       11/01/23             133,125
       3,500,000  Infor Software Parent LLC / Infor Software
                     Parent, Inc. (a) (b) (c).....................................       7.13%       05/01/21           3,561,249
         600,000  Infor US, Inc. (b)..............................................       9.38%       04/01/19             654,750
                                                                                                                  ---------------
                                                                                                                        5,431,187
                                                                                                                  ---------------

                  AUTO PARTS & EQUIPMENT -- 0.6%
         425,000  American Axle & Manufacturing, Inc. (b).........................       7.75%       11/15/19             478,125
         250,000  Dana Holding Corp. .............................................       5.38%       09/15/21             261,250
         250,000  Metaldyne Performance Group (MPG Holdco I, Inc.) (a)............       7.38%       10/15/22             263,750
                                                                                                                  ---------------
                                                                                                                        1,003,125
                                                                                                                  ---------------

                  AUTOMOBILE MANUFACTURERS -- 0.3%
         550,000  Chrysler Group LLC / CG Co-Issuer, Inc. (b).....................       8.25%       06/15/21             617,375
                                                                                                                  ---------------

                  BROADCASTING -- 5.7%
       1,300,000  Gannett Co., Inc. (a)...........................................       4.88%       09/15/21           1,313,000
       2,700,000  Gray Television, Inc. (b).......................................       7.50%       10/01/20           2,838,375
         625,000  Media General Financing Sub, Inc. (a)...........................       5.88%       11/15/22             631,250
         100,000  Mediacom Broadband LLC / Mediacom Broadband Corp. ..............       5.50%       04/15/21             102,125
         812,000  Nexstar Broadcasting, Inc. .....................................       6.88%       11/15/20             846,510
         495,000  Sinclair Television Group, Inc. ................................       5.38%       04/01/21             498,712
       1,400,000  Sinclair Television Group, Inc. (b).............................       6.38%       11/01/21           1,466,500
       1,500,000  Sinclair Television Group, Inc. (b).............................       6.13%       10/01/22           1,560,000
       1,000,000  Sinclair Television Group, Inc. (a).............................       5.63%       08/01/24             992,500
                                                                                                                  ---------------
                                                                                                                       10,248,972
                                                                                                                  ---------------

                  BUILDING PRODUCTS -- 1.2%
         500,000  Allegion US Holding Co., Inc. (b)...............................       5.75%       10/01/21             526,250
         125,000  American Builders & Contractors Supply Co., Inc. (a)............       5.63%       04/15/21             126,875
         300,000  Apex Tool Group LLC (a) (b).....................................       7.00%       02/01/21             271,500
         500,000  Hillman Group (The), Inc. (a)...................................       6.38%       07/15/22             488,750
         500,000  Unifrax I LLC / Unifrax Holding Co. (a).........................       7.50%       02/15/19             510,000
         250,000  Unifrax I LLC / Unifrax Holding Co. (a) (b).....................       7.50%       02/15/19             255,000
                                                                                                                  ---------------
                                                                                                                        2,178,375
                                                                                                                  ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2014

   PRINCIPAL                                                                            STATED        STATED
     VALUE                                  DESCRIPTION                                 COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  -------------  ---------------
CORPORATE BONDS (Continued)

                  CABLE & SATELLITE -- 3.1%
$      2,500,000  Charter Communications Operating LLC ...........................       5.75%       12/01/24     $     2,520,312
       2,000,000  Cequel Communications Holdings I LLC / Cequel
                     Capital Corp. (a)............................................       6.38%       09/15/20           2,095,000
       1,000,000  Cequel Communications Holdings I LLC / Cequel
                     Capital Corp. (a) (b)........................................       5.13%       12/15/21             981,250
                                                                                                                  ---------------
                                                                                                                        5,596,562
                                                                                                                  ---------------

                  CASINOS & GAMING -- 5.0%
       1,000,000  Caesars Entertainment Resort Properties LLC (a).................       8.00%       10/01/20             975,000
       1,900,000  Caesars Growth Properties Holdings LLC / Caesars
                     Growth Properties Finance, Inc. (a)..........................       9.38%       05/01/22           1,774,125
       3,100,000  MGM Resorts International (b)...................................       7.75%       03/15/22           3,580,500
         400,000  Pinnacle Entertainment, Inc. (b)................................       7.50%       04/15/21             429,000
         750,000  Pinnacle Entertainment, Inc. ...................................       6.38%       08/01/21             806,250
       1,385,000  Station Casinos LLC (b).........................................       7.50%       03/01/21           1,454,250
                                                                                                                  ---------------
                                                                                                                        9,019,125
                                                                                                                  ---------------

                  COMMODITY CHEMICALS -- 0.5%
         825,000  Tronox Finance LLC (b)..........................................       6.38%       08/15/20             851,812
                                                                                                                  ---------------

                  COMMUNICATIONS EQUIPMENT -- 0.4%
         700,000  Alcatel-Lucent USA, Inc. (a) (b)................................       6.75%       11/15/20             724,500
                                                                                                                  ---------------

                  CONSTRUCTION MACHINERY & HEAVY TRUCKS -- 0.3%
         550,000  Oshkosh Corp. ..................................................       5.38%       03/01/22             563,750
                                                                                                                  ---------------

                  CONSUMER FINANCE -- 0.6%
         125,000  Nationstar Mortgage LLC / Nationstar Capital Corp. .............       6.50%       08/01/18             123,125
       1,000,000  Ocwen Financial Corp. (a).......................................       6.63%       05/15/19             945,000
                                                                                                                  ---------------
                                                                                                                        1,068,125
                                                                                                                  ---------------

                  DISTRIBUTORS -- 0.1%
         200,000  WESCO Distribution, Inc. .......................................       5.38%       12/15/21             202,000
                                                                                                                  ---------------

                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 2.7%
       3,310,000  KB Home (b).....................................................       7.00%       12/15/21           3,549,975
       1,200,000  Taylor Morrison Communities, Inc. / Monarch Communities,
                     Inc. (a).....................................................       5.25%       04/15/21           1,214,556
                                                                                                                  ---------------
                                                                                                                        4,764,531
                                                                                                                  ---------------

                  DIVERSIFIED REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.2%
         250,000  iStar Financial, Inc. ..........................................       4.88%       07/01/18             250,625
         100,000  iStar Financial, Inc. ..........................................       5.00%       07/01/19             100,000
                                                                                                                  ---------------
                                                                                                                          350,625
                                                                                                                  ---------------

                  FOOD DISTRIBUTORS -- 0.6%
         500,000  C&S Group Enterprises LLC (a)...................................       5.38%       07/15/22             501,250
         463,000  KeHE Distributors LLC / KeHE Finance Corp. (a)..................       7.63%       08/15/21             493,095
                                                                                                                  ---------------
                                                                                                                          994,345
                                                                                                                  ---------------

                  HEALTH CARE EQUIPMENT -- 2.4%
         834,000  Alere, Inc. (b).................................................       6.50%       06/15/20             865,275
         350,000  DJO Finance LLC / DJO Finance Corp. (b).........................       7.75%       04/15/18             355,250
         750,000  Kinetic Concepts, Inc. / KCI USA, Inc. .........................      10.50%       11/01/18             828,750
       2,000,000  Kinetic Concepts, Inc. / KCI USA, Inc. (b)......................      12.50%       11/01/19           2,215,000
                                                                                                                  ---------------
                                                                                                                        4,264,275
                                                                                                                  ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2014

   PRINCIPAL                                                                            STATED        STATED
     VALUE                                  DESCRIPTION                                 COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  -------------  ---------------

CORPORATE BONDS (Continued)

                  HEALTH CARE FACILITIES -- 7.7%
$      1,200,000  Amsurg Corp. (a)................................................       5.63%       07/15/22     $     1,249,350
       3,500,000  CHS/Community Health Systems, Inc. (a) (b)......................       6.88%       02/01/22           3,784,375
         250,000  HCA Holdings, Inc. .............................................       7.75%       05/15/21             270,000
         270,000  HealthSouth Corp. (b)...........................................       7.75%       09/15/22             289,912
       1,000,000  Kindred Healthcare, Inc. (a)....................................       6.38%       04/15/22             990,000
       3,000,000  Select Medical Corp. (b)........................................       6.38%       06/01/21           3,082,500
         500,000  Tenet Healthcare Corp. .........................................       6.00%       10/01/20             538,750
       3,000,000  Tenet Healthcare Corp. (b)......................................       8.13%       04/01/22           3,446,250
         250,000  Vantage Oncology LLC / Vantage Oncology
                     Finance Co. (a)..............................................       9.50%       06/15/17             232,500
                                                                                                                  ---------------
                                                                                                                       13,883,637
                                                                                                                  ---------------

                  HEALTH CARE TECHNOLOGY -- 0.2%
         305,000  MedAssets, Inc. ................................................       8.00%       11/15/18             317,962
                                                                                                                  ---------------

                  HOMEFURNISHING RETAIL -- 1.0%
       1,730,000  Serta Simmons Holdings LLC (a) (b)..............................       8.13%       10/01/20           1,864,075
                                                                                                                  ---------------

                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.4%
         650,000  Dynegy Finance I, Inc. / Dynegy Finance II, Inc. (a)............       7.63%       11/01/24             689,813
       1,109,000  NRG Energy, Inc. ...............................................       7.88%       05/15/21           1,208,810
         500,000  NRG Energy, Inc. ...............................................       6.25%       07/15/22             525,000
                                                                                                                  ---------------
                                                                                                                        2,423,623
                                                                                                                  ---------------

                  INDUSTRIAL MACHINERY -- 0.9%
       1,650,000  Signode Industrial Group Lux SA/Signode Industrial
                     Group US, Inc. (a) (b).......................................       6.38%       05/01/22           1,604,625
                                                                                                                  ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.8%
         825,000  Cincinnati Bell, Inc. (b).......................................       8.38%       10/15/20             888,938
         500,000  Windstream Corp. ...............................................       7.75%       10/01/21             537,500
                                                                                                                  ---------------
                                                                                                                        1,426,438
                                                                                                                  ---------------

                  IT CONSULTING & OTHER SERVICES -- 0.1%
         159,000  West Corp. (b)..................................................       7.88%       01/15/19             165,607
                                                                                                                  ---------------

                  LEISURE FACILITIES -- 1.1%
       1,150,000  Cedar Fair LP / Canada's Wonderland Co. / Magnum
                     Management Corp. (b).........................................       5.25%       03/15/21           1,161,500
         775,000  Six Flags Entertainment Corp. (a)...............................       5.25%       01/15/21             782,750
                                                                                                                  ---------------
                                                                                                                        1,944,250
                                                                                                                  ---------------

                  LIFE SCIENCES TOOLS & SERVICES -- 3.2%
       3,750,000  Crimson Merger Sub, Inc. (a) (b)................................       6.63%       05/15/22           3,510,938
       1,450,000  Immucor, Inc. (b)...............................................      11.13%       08/15/19           1,587,750
         232,000  inVentiv Health, Inc. (a) (d)...................................      10.00%       08/15/18             209,960
         168,000  inVentiv Health, Inc. (a).......................................      11.00%       08/15/18             120,120
         500,000  inVentiv Health, Inc. (a).......................................      11.00%       08/15/18             357,500
                                                                                                                  ---------------
                                                                                                                        5,786,268
                                                                                                                  ---------------

                  MOVIES & ENTERTAINMENT -- 0.8%
         125,000  Cinemark USA, Inc. (b)..........................................       4.88%       06/01/23             123,750
       1,100,000  Live Nation Entertainment, Inc. (a).............................       5.38%       06/15/22           1,108,250
         250,000  Regal Entertainment Group ......................................       5.75%       03/15/22             245,625
                                                                                                                  ---------------
                                                                                                                        1,477,625
                                                                                                                  ---------------


Page 10                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2014

   PRINCIPAL                                                                            STATED        STATED
     VALUE                                  DESCRIPTION                                 COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  -------------  ---------------
CORPORATE BONDS (Continued)

                  OFFICE REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.2%
$        375,000  DuPont Fabros Technology LP ....................................       5.88%       09/15/21     $       391,875
                                                                                                                  ---------------

                  OIL & GAS EXPLORATION & PRODUCTION -- 1.7%
         500,000  American Energy-Permian Basin LLC / AEPB
                     Finance Corp. (a)............................................       7.13%       11/01/20             435,000
         250,000  American Energy-Permian Basin LLC / AEPB
                     Finance Corp. (a)............................................       7.38%       11/01/21             220,000
       1,080,000  Antero Resources Corp. (a) (b)..................................       5.13%       12/01/22           1,081,566
         250,000  Antero Resources Finance Corp. .................................       5.38%       11/01/21             254,687
         700,000  Rice Energy, Inc. (a)...........................................       6.25%       05/01/22             680,313
         250,000  Rosetta Resources, Inc. ........................................       5.88%       06/01/24             240,313
         125,000  Sanchez Energy Corp. (a)........................................       6.13%       01/15/23             119,375
                                                                                                                  ---------------
                                                                                                                        3,031,254
                                                                                                                  ---------------

                  OIL & GAS REFINING & MARKETING -- 0.5%
         750,000  CITGO Petroleum Corp. (a).......................................       6.25%       08/15/22             766,875
         187,500  Murphy Oil USA, Inc. ...........................................       6.00%       08/15/23             197,344
                                                                                                                  ---------------
                                                                                                                          964,219
                                                                                                                  ---------------

                  OIL & GAS STORAGE & TRANSPORTATION -- 3.0%
         500,000  Atlas Pipeline Partners LP / Atlas Pipeline
                     Finance Corp. (b)............................................       6.63%       10/01/20             532,500
         875,000  Crestwood Midstream Partners LP / Crestwood
                     Midstream Finance Corp. (b)..................................       6.13%       03/01/22             888,125
         500,000  Hiland Partners LP / Hiland Partners Finance Corp. (a)..........       5.50%       05/15/22             493,750
       1,750,000  Holly Energy Partners LP / Holly Energy Finance Corp. (b).......       6.50%       03/01/20           1,824,375
         550,000  Regency Energy Partners LP / Regency Energy Finance Corp........       5.88%       03/01/22             588,500
         312,000  Summit Midstream Holdings LLC / Summit
                     Midstream Finance Corp. .....................................       5.50%       08/15/22             312,780
         196,000  Tesoro Logistics LP / Tesoro Logistics Finance Corp. ...........       5.88%       10/01/20             201,390
         450,000  Tesoro Logistics LP / Tesoro Logistics Finance Corp. ...........       6.13%       10/15/21             464,625
                                                                                                                  ---------------
                                                                                                                        5,306,045
                                                                                                                  ---------------

                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 1.2%
       1,500,000  First Data Corp. (a) (b)........................................       8.25%       01/15/21           1,635,000
         500,000  Icahn Enterprises LP / Icahn Enterprises Finance Corp. .........       6.00%       08/01/20             527,500
                                                                                                                  ---------------
                                                                                                                        2,162,500
                                                                                                                  ---------------

                  PACKAGED FOODS & MEATS -- 0.9%
         250,000  Darling Ingredients, Inc. ......................................       5.38%       01/15/22             251,563
         293,000  JBS USA LLC / JBS USA Finance, Inc. (a).........................       7.25%       06/01/21             313,510
         125,000  Post Holdings, Inc. (a).........................................       6.75%       12/01/21             125,156
         800,000  Post Holdings, Inc. (a).........................................       6.00%       12/15/22             774,000
         100,000  WhiteWave Foods (The) Co. ......................................       5.38%       10/01/22             105,500
                                                                                                                  ---------------
                                                                                                                        1,569,729
                                                                                                                  ---------------

                  PAPER PACKAGING -- 0.7%
       1,250,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer
                     LLC / Reynolds Group Issuer Lu ..............................       5.75%       10/15/20           1,306,250
                                                                                                                  ---------------

                  PHARMACEUTICALS -- 1.6%
         200,000  Endo Finance LLC (a)............................................       5.75%       01/15/22             201,500
         500,000  Endo Finance LLC & Endo Finco, Inc. (a).........................       7.00%       07/15/19             528,125
         500,000  Endo Finance LLC & Endo Finco, Inc. (a) (b).....................       7.25%       01/15/22             536,250


                        See Notes to Financial Statements                Page 11

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2014

   PRINCIPAL                                                                            STATED        STATED
     VALUE                                  DESCRIPTION                                 COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  -------------  ---------------

CORPORATE BONDS (Continued)

                  PHARMACEUTICALS (CONTINUED)
$      1,000,000  Par Pharmaceutical Cos., Inc. ..................................       7.38%       10/15/20     $     1,067,500
         575,000  Valeant Pharmaceuticals International (a) (b)...................       6.75%       08/15/21             595,844
                                                                                                                  ---------------
                                                                                                                        2,929,219
                                                                                                                  ---------------

                  REAL ESTATE DEVELOPMENT -- 0.7%
       1,250,000  TRI Pointe Homes (Weyerhaeuser Co.) (a).........................       5.88%       06/15/24           1,279,687
                                                                                                                  ---------------

                  RESTAURANTS -- 0.3%
         500,000  Seminole Hard Rock Entertainment, Inc. / Seminole Hard
                     Rock International LLC (a)...................................       5.88%       05/15/21             495,000
                                                                                                                  ---------------

                  SEMICONDUCTOR EQUIPMENT -- 0.3%
         500,000  Micron Technology, Inc. (a).....................................       5.88%       02/15/22             526,250
                                                                                                                  ---------------

                  SEMICONDUCTORS -- 0.5%
         850,000  Freescale Semiconductor, Inc. (a)...............................       6.00%       01/15/22             873,375
                                                                                                                  ---------------

                  SPECIALIZED REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.4%
         400,000  Geo Group (The), Inc. ..........................................       5.88%       01/15/22             418,000
         250,000  Geo Group (The), Inc. ..........................................       5.88%       10/15/24             258,750
                                                                                                                  ---------------
                                                                                                                          676,750
                                                                                                                  ---------------

                  SPECIALTY CHEMICALS -- 1.8%
         730,000  Chemtura Corp. (b)..............................................       5.75%       07/15/21             731,825
       1,950,000  Hexion U.S. Finance Corp. (b)...................................       6.63%       04/15/20           1,959,750
         500,000  OMNOVA Solutions, Inc. .........................................       7.88%       11/01/18             512,500
                                                                                                                  ---------------
                                                                                                                        3,204,075
                                                                                                                  ---------------

                  SYSTEMS SOFTWARE -- 0.8%
         975,000  BMC Software Finance, Inc. (a) (b)..............................       8.13%       07/15/21             938,438
         500,000  BMC Software, Inc. .............................................       7.25%       06/01/18             497,500
                                                                                                                  ---------------
                                                                                                                        1,435,938
                                                                                                                  ---------------

                  TIRES & RUBBER -- 0.4%
         250,000  Goodyear Tire & Rubber (The) Co. (b)............................       8.25%       08/15/20             270,000
         450,000  Goodyear Tire & Rubber (The) Co. (b)............................       6.50%       03/01/21             483,750
                                                                                                                  ---------------
                                                                                                                          753,750
                                                                                                                  ---------------

                  TRADING COMPANIES & DISTRIBUTORS -- 2.8%
         500,000  Ashtead Capital, Inc. (a) (b)...................................       6.50%       07/15/22             542,500
       2,100,000  BlueLine Rental Finance Corp. (a) (b)...........................       7.00%       02/01/19           2,215,500
         850,000  United Rentals North America, Inc. (b)..........................       7.63%       04/15/22             952,000
       1,250,000  Vander Intermediate Holding II Corp. (a) (e)....................       9.75%       02/01/19           1,328,125
                                                                                                                  ---------------
                                                                                                                        5,038,125
                                                                                                                  ---------------

                  TRUCKING -- 0.5%
         300,000  Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (a)......       5.13%       06/01/22             297,150
         375,000  Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (b)......       5.50%       04/01/23             378,750
         250,000  Hertz (The) Corp. ..............................................       7.38%       01/15/21             265,625
                                                                                                                  ---------------
                                                                                                                          941,525
                                                                                                                  ---------------

                  WIRELESS TELECOMMUNICATION SERVICES -- 4.3%
         280,000  Frontier Communications Corp. ..................................       6.25%       09/15/21             289,975
         575,000  Frontier Communications Corp. (b)...............................       8.75%       04/15/22             667,000


Page 12                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

   PRINCIPAL                                                                            STATED        STATED
     VALUE                                  DESCRIPTION                                 COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  -------------  ---------------
CORPORATE BONDS (Continued)

                  WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
$        280,000  Frontier Communications Corp. ..................................       6.88%       01/15/25     $       284,200
       1,250,000  Sprint Communications, Inc. ....................................       7.00%       08/15/20           1,331,250
       1,750,000  Sprint Corp. (a) (b)............................................       7.25%       09/15/21           1,855,000
       1,395,000  Sprint Corp. (a)................................................       7.88%       09/15/23           1,513,575
         500,000  T-Mobile USA, Inc. .............................................       6.54%       04/28/20             529,375
         560,000  T-Mobile USA, Inc. .............................................       6.73%       04/28/22             594,300
         150,000  T-Mobile USA, Inc. .............................................       6.00%       03/01/23             154,875
         500,000  T-Mobile USA, Inc. .............................................       6.63%       04/01/23             530,000
                                                                                                                  ---------------
                                                                                                                        7,749,550
                                                                                                                  ---------------
                  TOTAL CORPORATE BONDS.........................................................................      126,860,035
                  (Cost $125,985,159)                                                                             ---------------

FOREIGN CORPORATE BONDS -- 15.0%

                  AEROSPACE & DEFENSE -- 1.0%
       1,833,000  Bombardier, Inc. (a) (b)........................................       6.00%       10/15/22           1,884,553
                                                                                                                  ---------------

                  ALTERNATIVE CARRIERS -- 1.5%
       2,650,000  Intelsat Luxembourg SA (b)......................................       7.75%       06/01/21           2,779,187
                                                                                                                  ---------------

                  AUTOMOBILE MANUFACTURERS -- 0.3%
         500,000  Jaguar Land Rover Automotive PLC (a) (b)........................       5.63%       02/01/23             521,875
                                                                                                                  ---------------

                  BIOTECHNOLOGY -- 0.3%
         500,000  Grifols Worldwide Operations Ltd. (a)...........................       5.25%       04/01/22             513,750
                                                                                                                  ---------------

                  BUILDING PRODUCTS -- 0.6%
       1,000,000  Cemex SAB de CV (a).............................................       7.25%       01/15/21           1,081,250
                                                                                                                  ---------------

                  DIVERSIFIED CHEMICALS -- 0.7%
       1,000,000  INEOS Group Holdings SA (a) (b).................................       6.13%       08/15/18           1,012,500
         250,000  INEOS Group Holdings SA (a).....................................       5.88%       02/15/19             250,313
                                                                                                                  ---------------
                                                                                                                        1,262,813
                                                                                                                  ---------------

                  HEALTH CARE SUPPLIES -- 0.2%
         400,000  ConvaTec Healthcare E SA (a) (b)................................      10.50%       12/15/18             424,500
                                                                                                                  ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES -- 2.1%
       1,200,000  Altice SA (a) (b)...............................................       7.75%       05/15/22           1,263,000
       2,500,000  Numericable Group SA (a) (b)....................................       6.00%       05/15/22           2,559,375
                                                                                                                  ---------------
                                                                                                                        3,822,375
                                                                                                                  ---------------

                  METAL & GLASS CONTAINERS -- 1.5%
       1,000,000  Ardagh Finance Holdings SA (a) (f)..............................       8.63%       06/15/19           1,027,510
         126,000  Ardagh Packaging Finance PLC / Ardagh
                     Holdings USA, Inc. (a).......................................       6.25%       01/31/19             127,260
       1,188,177  Ardagh Packaging Finance PLC / Ardagh Holdings
                     USA, Inc. (a) (b)............................................       7.00%       11/15/20           1,217,881
         250,000  Ardagh Packaging Finance PLC / Ardagh Holdings
                     USA, Inc. (a)................................................       6.75%       01/31/21             256,250
                                                                                                                  ---------------
                                                                                                                        2,628,901
                                                                                                                  ---------------

                  OIL & GAS STORAGE & TRANSPORTATION -- 0.9%
       2,100,000  Niska Gas Storage Canada ULC / Niska Gas Storage
                     Canada Finance Corp. (a).....................................       6.50%       04/01/19           1,572,375
                                                                                                                  ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2014

   PRINCIPAL                                                                            STATED        STATED
     VALUE                                  DESCRIPTION                                 COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  -------------  ---------------
FOREIGN CORPORATE BONDS (Continued)

                  PAPER PACKAGING -- 1.3%
$        250,000  Cascades, Inc. (a)..............................................       5.50%       07/15/22     $       247,813
       2,000,000  Exopack Holdings S.A. (a) (b)...................................       7.88%       11/01/19           2,110,000
                                                                                                                  ---------------
                                                                                                                        2,357,813
                                                                                                                  ---------------

                  PHARMACEUTICALS -- 2.2%
       2,800,000  Capsugel SA (a) (b) (g).........................................       7.00%       05/15/19           2,852,500
       1,000,000  Mallinckrodt International Finance SA/Mallinckrodt
                     CB LLC (a)...................................................       5.75%       08/01/22           1,048,750
                                                                                                                  ---------------
                                                                                                                        3,901,250
                                                                                                                  ---------------

                  RESEARCH & CONSULTING SERVICES -- 0.5%
         825,000  Nielsen Co. Luxembourg S.a.r.l. (The) (a).......................       5.50%       10/01/21             860,062
                                                                                                                  ---------------

                  RESTAURANTS -- 0.4%
         650,000  Burger King Corp. (a)...........................................       6.00%       04/01/22             662,188
                                                                                                                  ---------------

                  SECURITY & ALARM SERVICES -- 1.4%
       1,500,000  Garda World Security Corp. (a) (b)..............................       7.25%       11/15/21           1,500,000
       1,000,000  Garda World Security Corp. (a)..................................       7.25%       11/15/21           1,000,000
                                                                                                                  ---------------
                                                                                                                        2,500,000
                                                                                                                  ---------------

                  STEEL -- 0.1%
         222,222  FMG Resources August 2006 Pty Ltd. (a)..........................       6.88%       02/01/18             228,333
                                                                                                                  ---------------

                  TOTAL FOREIGN CORPORATE BONDS..............................................................          27,001,225
                  (Cost $27,372,137)                                                                              ---------------

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (h)      MATURITY (i)       VALUE
----------------  ----------------------------------------------------------------  -------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 28.6%

                  AEROSPACE & DEFENSE -- 0.2%
         316,507  DynCorp International, Inc., Term Loan .........................       6.25%       07/07/16             315,320
                                                                                                                  ---------------

                  ALTERNATIVE CARRIERS -- 0.6%
       1,000,000  Level 3 Financing, Inc., Term Loan B-5 .........................       4.50%       01/31/22           1,004,060
                                                                                                                  ---------------

                  APPAREL RETAIL -- 0.2%
         399,000  Nine West Holdings, Inc., Initial Loan .........................       4.75%       10/08/19             389,524
                                                                                                                  ---------------

                  APPLICATION SOFTWARE -- 0.2%
         307,533  Triple Point Technologies, Inc., Term Loan .....................       5.25%       07/10/20             276,780
                                                                                                                  ---------------

                  AUTO PARTS & EQUIPMENT -- 0.2%
         400,000  Metaldyne Performance Group (MPG Holdco I, Inc.),
                     Term Loan B .................................................       4.50%       10/20/21             400,000
                                                                                                                  ---------------

                  BROADCASTING -- 0.5%
       1,000,000  Clear Channel Communications, Inc., Tranche E Term Loan ........       7.65%       07/30/19             960,310
                                                                                                                  ---------------

                  BUILDING PRODUCTS -- 0.7%
       1,166,667  Quikrete Holdings, Inc., Initial Loan (Second Lien) ............       7.00%       03/26/21           1,178,333
                                                                                                                  ---------------

                  CASINOS & GAMING -- 2.8%
       1,000,000  Amaya Gaming Group, 2nd Lien Term Loan .........................       8.00%       07/31/22           1,009,170
         750,000  Amaya Gaming Group, Initial Term B Loan (First Lien) ...........       5.00%       08/01/21             743,595



Page 14                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2014

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (h)      MATURITY (i)       VALUE
----------------  ----------------------------------------------------------------  -------------  -------------  ---------------

SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

                  CASINOS & GAMING (CONTINUED)
$      3,287,261  Caesars Growth Partners LLC, Term B Loan (First Lien) ..........       6.25%       05/08/21     $     3,098,243
          92,756  ROC Finance LLC, Funded Term B Loan ............................       5.00%       06/20/19              88,669
                                                                                                                  ---------------
                                                                                                                        4,939,677
                                                                                                                  ---------------

                  COMMUNICATIONS EQUIPMENT -- 0.0%
          42,833  Mitel Networks Corp., Term Loan ................................       5.25%       01/31/20              42,797
                                                                                                                  ---------------

                  COMPUTER HARDWARE -- 0.9%
       1,658,291  Dell, Inc., Term B Loan ........................................       4.50%       04/29/20           1,659,734
                                                                                                                  ---------------

                  CONSTRUCTION MACHINERY & HEAVY TRUCKS -- 0.1%
         231,229  Navistar, Inc., Tranche B Term Loan ............................       5.75%       08/17/17             231,663
                                                                                                                  ---------------

                  CONSUMER FINANCE -- 0.3%
         512,605  Walter Investment Management Corp., Tranche B Term Loan ........       4.75%       12/18/20             481,849
                                                                                                                  ---------------

                  DATA PROCESSING & OUTSOURCED SERVICES -- 0.2%
         497,500  Sungard Availability Services Capital, Term Loan B .............       6.00%       03/29/19             442,775
                                                                                                                  ---------------

                  DIVERSIFIED SUPPORT SERVICES -- 0.3%
         550,000  Brickman Group Holdings, Inc., Second Lien Term Loan ...........       7.50%       12/18/21             540,204
                                                                                                                  ---------------

                  ELECTRIC UTILITIES -- 0.0%
         100,000  TXU (Texas Competitive Electric Holdings Co. LLC), 2014
                     Term Loan (Non-Extending) (j) (k)............................       4.65%       10/10/14              72,313
                                                                                                                  ---------------

                  HEALTH CARE EQUIPMENT -- 0.3%
         564,792  Ikaria, Inc., Initial Term Loan (First Lien) ...................       5.00%       02/12/21             564,651
                                                                                                                  ---------------

                  HEALTH CARE FACILITIES -- 0.2%
         300,000  Surgery Centers Holdings, Inc., 1st Lien Term Loan .............       5.25%       07/24/20             299,439
                                                                                                                  ---------------

                  HEALTH CARE SERVICES -- 2.0%
         997,500  Curo Health Services Holdings, Inc., Initial Term
                     Loan (First Lien) ...........................................       5.75%       06/08/20             975,056
         994,987  Gentiva Health Services, Inc., Initial Term B Loan .............       6.50%       10/18/19             995,813
       1,566,667  Healogics, Inc., Initial Term Loan (First Lien) ................       5.25%       07/01/21           1,556,875
                                                                                                                  ---------------
                                                                                                                        3,527,744
                                                                                                                  ---------------

                  HEALTH CARE TECHNOLOGY -- 1.1%
       1,000,000  TriZetto Group, Inc. (TZ Merger Sub, Inc.), Term
                     Loan (Second Lien) ..........................................       8.50%       03/28/19           1,005,000
         997,468  Truven Health Analytics, Inc. (VCPH Holding Corp.),
                     Term Loan B .................................................       4.50%       05/31/19             977,519
                                                                                                                  ---------------
                                                                                                                        1,982,519
                                                                                                                  ---------------

                  HYPERMARKETS & SUPER CENTERS -- 3.2%
         692,000  Albertsons LLC, Term B-4 Loans..................................       4.50%       08/25/21             692,125
       2,026,667  Albertsons LLC, Term B-4-1 Loans................................       4.50%       08/25/21           2,027,031
       3,061,594  BJ's Wholesale Club, Inc., 2013 (November) Replacement
                     Loan (Second Lien) ..........................................       8.50%       03/26/20           3,058,410
                                                                                                                  ---------------
                                                                                                                        5,777,566
                                                                                                                  ---------------

                  INDUSTRIAL MACHINERY -- 0.3%
         600,000  Filtration Group Corp., Initial Term Loan (Second Lien) ........       8.25%       11/22/21             597,000
                                                                                                                  ---------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2014

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (h)      MATURITY (i)       VALUE
----------------  ----------------------------------------------------------------  -------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

                  INSURANCE BROKERS -- 0.6%
$        997,445  Confie Seguros Holding II Co., Term B Loan (First Lien) ........       5.75%       11/09/18     $       991,211
         100,000  Cooper Gay Swett & Crawford Ltd., Term Loan (Second Lien) ......       8.25%       10/16/20              84,000
                                                                                                                  ---------------
                                                                                                                        1,075,211
                                                                                                                  ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.2%
         344,922  Avaya, Inc., Term B-3 Loan .....................................       4.65%       10/26/17             333,568
                                                                                                                  ---------------

                  Life Sciences Tools & Services -- 1.5%
       2,188,472  inVentiv Health, Inc., Term B-4 Loan ...........................       7.75%       05/15/18           2,158,381
         500,000  Sterigenics International (STHI Intermediate Holding
                     Corp.), Initial Term Loan ...................................       4.50%       08/06/21             496,875
                                                                                                                  ---------------
                                                                                                                        2,655,256
                                                                                                                  ---------------

                  METAL & GLASS CONTAINERS -- 0.2%
         299,250  BWAY Holding Co., Initial Term Loan ............................       5.50%       08/14/20             300,372
                                                                                                                  ---------------

                  MOVIES & ENTERTAINMENT -- 1.2%
       2,000,000  Formula One (Alpha Topco Ltd.), Facility B3 (USD) ..............       4.75%       07/30/21           1,983,340
         125,000  Lions Gate Entertainment Corp., Loan ...........................       5.00%       07/19/20             125,313
                                                                                                                  ---------------
                                                                                                                        2,108,653
                                                                                                                  ---------------

                  OIL & GAS EXPLORATION & PRODUCTION -- 0.5%
       1,027,778  American Energy Marcellus Holdings LLC,
                     Initial Loan (Second Lien) ..................................       8.50%       08/04/21             978,958
                                                                                                                  ---------------

                  OIL & GAS STORAGE & TRANSPORTATION -- 0.5%
       1,000,000  Fieldwood Energy LLC, Closing Date Loan (Second Lien) ..........       8.38%       09/30/20             960,630
                                                                                                                  ---------------

                  PACKAGED FOODS & MEATS -- 1.7%
         997,449  Ferrara Candy Co. (Candy Intermediate Holdings, Inc.),
                     Initial Term Loan ...........................................       7.50%       06/18/18             952,564
       1,987,347  New HB Acquisition LLC, Term B Loan ............................       6.75%       04/09/20           2,020,893
                                                                                                                  ---------------
                                                                                                                        2,973,457
                                                                                                                  ---------------

                  PROPERTY & CASUALTY INSURANCE -- 0.3%
         600,000  Sedgwick Claims Management Services, Inc., Initial
                     Loan (Second Lien) ..........................................       6.75%       02/28/22             582,000
                                                                                                                  ---------------

                  PUBLISHING -- 0.5%
         895,500  Cengage Learning Acquisitions, Inc., Term Loan .................       7.00%       03/31/20             895,948
                                                                                                                  ---------------

                  RESEARCH & CONSULTING SERVICES -- 0.9%
       1,040,000  Acosta, Inc., Initial Term Loan ................................       5.00%       09/26/21           1,040,260
           8,065  Advantage Sales & Marketing, Inc., Delayed Draw
                     Term Loan (First Lien) (l)...................................     3.25% (m)     07/23/21               7,988
           8,065  Advantage Sales & Marketing, Inc., Delayed Draw
                     Term Loan (First Lien).......................................       4.25%       07/23/21               7,988
         483,871  Advantage Sales & Marketing, Inc., Initial Term
                     Loan (First Lien) ...........................................       4.25%       07/23/21             479,274
                                                                                                                  ---------------
                                                                                                                        1,535,510
                                                                                                                  ---------------

                  RESTAURANTS -- 2.3%
       1,500,000  Burger King Corp., Term Loan B .................................       4.50%       09/30/21           1,498,470
       2,166,667  Portillo's Holdings LLC, Term B Loan (First Lien) ..............       4.75%       08/02/21           2,134,167


Page 16                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2014

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (h)      MATURITY (i)       VALUE
----------------  ----------------------------------------------------------------  -------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

                  RESTAURANTS (CONTINUED)
$        428,571  Red Lobster Management LLC, Initial Term
                     Loan (First Lien) ...........................................       6.25%       07/28/21     $       427,500
                                                                                                                  ---------------
                                                                                                                        4,060,137
                                                                                                                  ---------------

                  RETAIL REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.1%
         250,000  Capital Automotive LLC, Term Loan (Second Lien) ................       6.00%       04/30/20             252,500
                                                                                                                  ---------------

                  SPECIALIZED CONSUMER SERVICES -- 1.0%
       1,705,882  Asurion LLC, Term Loan (Second Lien) ...........................       8.50%       03/03/21           1,731,897
                                                                                                                  ---------------

                  SPECIALTY CHEMICALS -- 0.5%
         997,214  NuSil Technology LLC, Term Loan ................................       5.25%       04/07/17             981,947
                                                                                                                  ---------------

                  SPECIALTY STORES -- 0.4%
         334,821  Toys "R" US-Delaware, Inc., Canadian FILO Term Loan ............       8.25%       10/24/19             328,962
         415,179  Toys "R" US-Delaware, Inc., FILO Term Loan .....................       8.25%       10/24/19             407,913
                                                                                                                  ---------------
                                                                                                                          736,875
                                                                                                                  ---------------

                  SYSTEMS SOFTWARE -- 1.8%
         500,000  Applied Systems, Inc., Initial Term Loan (Second Lien) .........       7.50%       01/24/22             496,460
       2,732,667  BMC Software Finance, Inc., Initial US Term Loan ...............       5.00%       09/10/20           2,701,078
                                                                                                                  ---------------
                                                                                                                        3,197,538
                                                                                                                  ---------------

                  TRUCKING -- 0.1%
         147,750  SIRVA Worldwide, Inc., Loan ....................................       7.50%       03/27/19             149,228
                                                                                                                  ---------------

                  WIRELESS TELECOMMUNICATION SERVICES -- 0.0%
          79,063  Lightower Fiber Networks (LTS Buyer LLC or Sidera
                     Networks, Inc.), Term Loan (Second Lien) ....................       8.00%       04/12/21              78,338
                                                                                                                  ---------------

                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS.....................................................       51,272,281
                  (Cost $51,984,382)                                                                              ---------------

                  TOTAL INVESTMENTS -- 114.3%...................................................................      205,133,541
                  (Cost $205,341,678) (n)                                                                         ---------------

   PRINCIPAL                                                                            STATED        STATED
     VALUE                                  DESCRIPTION                                 COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  -------------  ---------------
U.S. GOVERNMENT NOTES SOLD SHORT -- (14.1%)

     (1,500,000)  United States Treasury Note ....................................       0.63%       08/31/17          (1,488,516)
     (1,400,000)  United States Treasury Note ....................................       1.50%       05/31/19          (1,397,484)
     (1,000,000)  United States Treasury Note ....................................       1.63%       08/31/19          (1,001,562)
       (700,000)  United States Treasury Note ....................................       2.25%       04/30/21            (711,102)
     (3,950,000)  United States Treasury Note ....................................       1.75%       05/15/23          (3,802,183)
    (15,150,000)  United States Treasury Note ....................................       2.75%       11/15/23         (15,756,000)
     (1,100,000)  United States Treasury Note ....................................       2.75%       02/15/24          (1,142,539)
                                                                                                                  ---------------

                  TOTAL U.S. GOVERNMENT NOTES SOLD SHORT........................................................      (25,299,386)
                  (Proceeds $24,463,657)                                                                          ---------------

                  BORROWINGS -- (1.5)%..........................................................................       (2,672,894)
                  NET OTHER ASSETS AND LIABILITIES -- 1.3%......................................................        2,371,765
                                                                                                                  ---------------
                  NET ASSETS -- 100.0%..........................................................................  $   179,533,026
                                                                                                                  ===============


                        See Notes to Financial Statements                Page 17

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2014

---------------------------------------

(a) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2014, securities noted as such amounted to $85,387,621, or 47.6% of net assets.

(b) This security or a portion of this security is segregated as collateral for investments sold short.

(c) These notes are Senior Payment-in-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.125% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. The first interest payment is scheduled for November 1, 2014.

(d) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK Interest. Interest paid in cash will accrue at the rate of 10.000% per annum and PIK Interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 200 basis points. The first interest payment is scheduled for February 15, 2015.

(e) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK Interest. Interest paid in cash will accrue at the rate of 9.750% per annum and PIK Interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. This security paid interest in cash.

(f) These notes are PIK Notes. PIK interest will accrue on the notes at the rate of 8.625% per annum. The first interest payment is scheduled for December 15, 2014.

(g) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.000% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. This security paid interest in cash.

(h) Senior Floating Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2014. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(i) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(j)   This issuer has filed for protection in federal bankruptcy court.

(k) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(l) Delayed Draw Loan (See Note 2D - Unfunded Loan Commitments in the Notes to Financial Statements).

(m)   Represents commitment fee rate on Unfunded Loan Commitment.

(n) Aggregate cost for federal income tax purposes is $206,034,367. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,166,743 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,067,569.


Page 18                  See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2014

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE
                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                        VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                            10/31/2014         PRICES           INPUTS           INPUTS
---------------------------------------------------  --------------   --------------   --------------   --------------
Corporate Bonds*...................................  $  126,860,035   $           --   $  126,860,035   $           --
Foreign Corporate Bonds*...........................      27,001,225               --       27,001,225               --
Senior Floating-Rate Loan Interests*...............      51,272,281               --       51,272,281               --
                                                     --------------   --------------   --------------   --------------
Total Investments..................................  $  205,133,541   $           --   $  205,133,541   $           --
                                                     ==============   ==============   ==============   ==============

                                                   LIABILITIES TABLE
                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                        VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        4/30/2014         PRICES           INPUTS           INPUTS
                                                     --------------   --------------   --------------   --------------
U.S. Government Notes Sold Short...................  $  (25,299,386)  $           --   $  (25,299,386)  $           --
                                                     ==============   ==============   ==============   ==============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2014.


                        See Notes to Financial Statements                Page 19

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value..................................................      $  205,133,541
Cash...................................................................           1,852,311
Receivables:
   Investment securities sold..........................................           5,820,103
   Interest............................................................           3,131,901
                                                                             --------------
      Total Assets.....................................................         215,937,856
                                                                             --------------
LIABILITIES:
Investments sold short, at value (proceeds $24,463,657)................          25,299,386
Borrowings.............................................................           2,672,894
Payables:
   Investment securities purchased.....................................           8,025,428
   Interest on investments sold short..................................             244,076
   Investment advisory fees............................................             146,625
   Margin interest expense.............................................               8,356
   Unfunded loan commitments...........................................               8,065
                                                                             --------------
      Total Liabilities................................................          36,404,830
                                                                             --------------
NET ASSETS.............................................................      $  179,533,026
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $  180,447,831
Par value..............................................................              35,000
Accumulated net investment income (loss)...............................             367,520
Accumulated net realized gain (loss) on investments....................            (273,459)
Net unrealized appreciation (depreciation) on investments and foreign
   currency translation................................................          (1,043,866)
                                                                             --------------
NET ASSETS.............................................................      $  179,533,026
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        51.30
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................           3,500,002
                                                                             ==============
Investments, at cost...................................................      $  205,341,678
                                                                             ==============


Page 20                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2014

INVESTMENT INCOME:
Interest...............................................................      $    9,472,125
Foreign tax withholding................................................              (1,420)
                                                                             --------------
   Total investment income.............................................           9,470,705
                                                                             --------------
EXPENSES:
Investment advisory fees...............................................           1,424,494
Interest on investments sold short.....................................             455,411
Margin interest expense................................................              57,328
                                                                             --------------
   Total expenses......................................................           1,937,233
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................           7,533,472
                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................             660,704
   Investments sold short..............................................              88,974
                                                                             --------------
Net realized gain (loss)...............................................             749,678
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................          (1,475,662)
   Investments sold short..............................................            (719,819)
                                                                             --------------
Net change in unrealized appreciation (depreciation)...................          (2,195,481)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................          (1,445,803)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $    6,087,669
                                                                             ==============


                        See Notes to Financial Statements                Page 21

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 FOR THE PERIOD
                                                                              FOR THE YEAR       2/25/2013 (a)
                                                                                 ENDED              THROUGH
                                                                               10/31/2014          10/31/2013
                                                                             --------------      --------------
OPERATIONS:
   Net investment income (loss)........................................      $    7,533,472      $    1,265,501
   Net realized gain (loss)............................................             749,678             180,799
   Net change in unrealized appreciation (depreciation)................          (2,195,481)          1,151,615
                                                                             --------------      --------------

   Net increase (decrease) in net assets resulting from operations.....           6,087,669           2,597,915
                                                                             --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................          (8,004,006)         (1,588,504)
                                                                             --------------      --------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...........................................         122,455,766          73,168,110
   Cost of shares redeemed.............................................         (15,183,924)                 --
                                                                             --------------      --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions....................................         107,271,842          73,168,110
                                                                             --------------      --------------
   Total increase (decrease) in net assets.............................         105,355,505          74,177,521

NET ASSETS:
   Beginning of period.................................................          74,177,521                  --
                                                                             --------------      --------------

   End of period.......................................................      $  179,533,026      $   74,177,521
                                                                             ==============      ==============
   Accumulated net investment income (loss)
      at end of period.................................................      $      367,520      $       28,503
                                                                             ==============      ==============
CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period.............................           1,450,002                  --
   Shares sold.........................................................           2,350,000           1,450,002
   Shares redeemed.....................................................            (300,000)                 --
                                                                             --------------      --------------
   Shares outstanding, end of period...................................           3,500,002           1,450,002
                                                                             ==============      ==============


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 22                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations .......      $    6,087,669
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments.........................................        (214,967,331)
      Borrowed investments sold short .................................          32,745,225
      Cost to cover short positions ...................................         (22,811,948)
      Sales, maturities and paydowns of investments ...................          79,596,133
      Net amortization/accretion of premiums/discounts on investments..             743,420
      Net realized gain/loss on investments ...........................            (749,678)
      Net change in unrealized appreciation/depreciation on
         investments...................................................           1,475,662
      Net change in unrealized appreciation/depreciation on
         investments sold short .......................................             719,819
      Decrease in restricted cash......................................          14,669,510
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable .................................          (2,046,343)
      Increase in interest payable on investments sold short ..........             180,698
      Increase in interest expense payable on investments sold short ..               7,443
      Increase in investment advisory fees payable ....................              95,781
                                                                             --------------
CASH USED IN OPERATING ACTIVITIES......................................                          $ (104,253,940)
                                                                                                 --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from shares sold........................................         122,455,766
      Cost of shares redeemed..........................................         (15,183,924)
      Distributions to shareholders from net investment income.........          (8,004,006)
      Net proceeds from borrowings.....................................           2,672,894
                                                                             --------------
CASH PROVIDED BY FINANCING ACTIVITIES..................................                             101,940,730
                                                                                                 --------------
Decrease in cash.......................................................                              (2,313,210)
Cash at beginning of period............................................                               4,165,521
                                                                                                 --------------
CASH AT END OF PERIOD..................................................                          $    1,852,311
                                                                                                 ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest...............................                          $       49,885
                                                                                                 ==============


                        See Notes to Financial Statements                Page 23

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    FOR THE PERIOD
                                                                   FOR THE          2/25/2013 (a)
                                                                  YEAR ENDED           THROUGH
                                                                  10/31/2014          10/31/2013
                                                               ----------------    ----------------

Net asset value, beginning of period                               $  51.16           $  50.00
                                                                   --------           --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           2.58               1.93
Net realized and unrealized gain (loss)                                0.29               1.38
                                                                   --------           --------
Total from investment operations                                       2.87               3.31
                                                                   --------           --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                 (2.73)             (2.15)
                                                                   --------           --------
Net asset value, end of period                                     $  51.30           $  51.16
                                                                   ========           ========
TOTAL RETURN (b)                                                       5.72%              6.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                               $179,533           $ 74,178
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                          1.29%              1.28% (c)
Ratio of net expenses to average net assets excluding
   interest expense                                                    0.95%              0.95% (c)
Ratio of net investment income (loss) to average net assets            5.02%              5.10% (c)
Portfolio turnover rate (d)                                              54%                52%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the begin of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 24                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2014

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of five funds that are offering shares. This report covers the First Trust Tactical High Yield ETF (the "Fund"), which trades under the ticker "HYLS" on The NASDAQ(R) Stock Market LLC ("NASDAQ"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash, or in certain circumstances, both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield debt securities that are rated below-investment grade at the time of purchase or unrated securities deemed by First Trust Advisors L.P. ("First Trust" or the "Advisor") to be of comparable quality. For purposes of this strategy, "high yield debt securities" may include senior and subordinated corporate debt obligations and senior floating rate loans, debtor in possession (DIP) loans and other junior or bridge loans. The Fund's investments may also include loan interests that are not secured by any specific collateral of the borrower, loan interests that have a lower than first lien priority on collateral of the borrower, loans to foreign borrowers, loans in foreign currencies and other loans with characteristics that the Advisor believes qualify as bank loans ("Senior Loans")1. Below investment grade high yield debt securities are commonly referred to as "high-yield" or "junk" debt. The Fund may, under normal market conditions, invest up to 40% of its net assets in bank loans; however, the Fund will invest no more than 15% of its net assets in junior loans, and all other bank loans in which the Fund invests will be first lien senior secured floating rate bank loans. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that the Advisor believes in the aggregate to have the potential to outperform the Fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index"). The Fund will take short positions in securities that the Advisor believes will decline or in the aggregate will underperform the Index. The Fund's long positions may total up to 130% of the Fund's net assets. The Fund's short positions will range between 0% and 30% of the Fund's net assets. Under normal market conditions, the Fund takes short positions in U.S. Treasury securities and/or corporate debt obligations, which may be rated investment grade or rated or deemed to be high yield securities. The Fund may also, under normal market conditions, invest up to 30% of its net assets (plus the amount of any borrowing for investment purposes) in U.S. exchange-traded options on futures contracts and U.S. exchange-traded futures contracts. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor in

-----------------------
1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2014

accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

    Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

    Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

    The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

    Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2014

      4)    financial statements of the issuer;
      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    borrower's/issuer's competitive position within the industry;
     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund did not have any when-issued, delayed-delivery or forward purchase commitments (other than unfunded commitments discussed below) as of October 31, 2014.

C. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When a short sale is engaged in, the security sold short must be borrowed and delivered to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss,

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2014

unlimited in size, will be recognized upon the termination of the short sale. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. At October 31, 2014, the Fund had $2,672,894 in borrowings associated with investments sold short and $25,299,386 of investments sold short as shown on the Statement of Assets and Liabilities. Interest is charged on these balances at a rate equal to the Federal Funds rate plus 75 basis points and is charged on payable credit margin balances at a rate equal to the Federal Funds rate less 40 basis points. At October 31, 2014, the Fund had a debit margin balance with an interest rate of 0.83%. For the year ended October 31, 2014, margin interest expense was $57,328, which is shown in "Margin interest expense" on the Statement of Operations. For the year ended October 31, 2014, the average margin balance and interest rates were $6,816,973 and 0.80%, respectively.

D. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain loan commitments, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had an unfunded commitment of $8,065 as of October 31, 2014.

E. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2014, was as follows:

Distributions paid from:
Ordinary income.................................      $    8,004,006
Capital gain....................................                  --
Return of capital...............................                  --

The tax character of distributions paid during the fiscal period ended October 31, 2013, was as follows:

Distributions paid from:
Ordinary income.................................      $    1,588,504
Capital gain....................................                  --
Return of capital...............................                  --

As of October 31, 2014, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................      $      806,312
Accumulated capital and other losses............                  --
Net unrealized appreciation (depreciation)......          (1,756,117)

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2014

4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013 and 2014 remain open to federal and state audit. As of October 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2014, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2014, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of premium amortization and paydown gains and losses on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2014, the adjustments for the Fund were as follows:

      Accumulated Net            Accumulated Net
         Investment           Realized Gain (Loss)
       Income (Loss)             on Investments           Paid-in Capital
    --------------------      --------------------      --------------------
    $            809,551      $           (852,430)     $             42,879

G. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3). The Fund is subject to an Interest Expense due to the costs associated with the Fund's short positions in securities.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2014

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $215,337,125 and $83,521,859, respectively.

For the year ended October 31, 2014, the Fund had no in-kind transactions.

                                 5. BORROWINGS

Effective March 27, 2014, the Trust, on behalf of the Fund, along with the First Trust Series Fund and First Trust Variable Insurance Trust, entered into a $30 million Committed Line of Credit ("Line of Credit") with The Bank of Nova Scotia ("Scotia") as administrative agent, to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that had access to the Line of Credit. To the extent that the Fund accessed the Line of Credit, there would also be an interest fee charged. As of October 31, 2014, the Fund did not have any outstanding borrowings under the Line of Credit.

Prior to March 27, 2014, the Trust, along with First Trust Exchange-Traded Fund III, First Trust Series Fund and First Trust Variable Insurance Trust had a $50 million Line of Credit with Scotia. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans was charged by Scotia.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposited Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2014

the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2016.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there were the following subsequent events:

On November 5, 2014, First Trust Low Duration Mortgage Opportunities ETF, an additional series of the Trust, began trading under the symbol "LMBS" on NASDAQ.

On November 20, 2014, the Fund declared a distribution of $0.2400 per share to shareholders of record on November 25, 2014, payable November 28, 2014.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST TACTICAL
HIGH YIELD ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Tactical High Yield ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodian, brokers, and agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Tactical High Yield ETF as of October 31, 2014, and the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2014 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2014, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

      Dividends Received Deduction            Qualified Dividend Income
      ----------------------------           ---------------------------
                  0.00%                                 0.00%

For the tax year ended October 31, 2014, the First Trust Tactical High Yield Fund designated $42,879, or amounts necessary, as long-term capital gain. During the tax year, Fund shareholders redeemed amounts in excess of the Fund's long-term capital gains and of these proceeds, $42,879, or amounts necessary, represents long-term capital gain from the fund.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

CASH TRANSACTIONS RISK: The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

CONVERTIBLE BONDS RISK: The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

CREDIT RISK: Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in high yield or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2014 (UNAUDITED)

CURRENCY RISK: Because the Fund's net asset value is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. The Fund intends to hedge its non-U.S. dollar holdings.

DISTRESSED SECURITIES RISK: The Fund may invest in Distressed Securities, including stressed, distressed and bankrupt issuers and debt obligations that are in default. In any investment involving Distressed Securities, there exists the risk that the transaction involving such securities will be unsuccessful. Distressed Securities might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Many Distressed Securities are illiquid or trade in low volumes and thus may be more difficult to value.

HIGH YIELD SECURITIES RISK: High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

INTEREST RATE RISK: If interest rates rise, the prices of the fixed-rate instruments held by the Fund may fall.

LOANS RISK: An investment in loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior loans, in which the Fund may invest, are usually rated below investment grade but may also be unrated. As a result, the risks associated with these loans are similar to the risks of high yield fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed-income instruments.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

OTHER DEBT SECURITIES RISK: Secured loans that are not first lien, loans that are unsecured and debt securities are subject to many of the same risks that affect senior loans; however they are often unsecured and/or lower in the issuer's capital structure than senior loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2014 (UNAUDITED)

PREPAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

SHORT SALE RISK: The Fund uses short sales for investment and risk management purposes, including when the Fund's advisor anticipates that the market price of securities will decline or in the aggregate will underperform the Index. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for relatively long periods of time. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2014 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF          OTHER
                                                                                                  PORTFOLIOS IN   TRUSTEESHIPS OR
                                     TERM OF OFFICE                                              THE FIRST TRUST   DIRECTORSHIPS
    NAME, ADDRESS,                   AND YEAR FIRST                                               FUND COMPLEX    HELD BY TRUSTEE
   DATE OF BIRTH AND                   ELECTED OR               PRINCIPAL OCCUPATIONS              OVERSEEN BY      DURING PAST
POSITION WITH THE TRUST                 APPOINTED                DURING PAST 5 YEARS                 TRUSTEE          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee        o  Indefinite Term    Physician; President, Wheaton                111       None
c/o First Trust Advisors L.P.                             Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,             o  Since Inception    Real Estate Limited Partnership;
  Suite 400                                               Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee           o  Indefinite Term    President (March 2010 to Present), Senior    111       Director of ADM
c/o First Trust Advisors L.P.                             Vice President and Chief Financial Officer             Investor Services,
120 East Liberty Drive,             o Since Inception     (May 2007 to March 2010), ADM Investor                 Inc., ADM
  Suite 400                                               Services, Inc. (Futures Commission                     Investor Services
Wheaton, IL 60187                                         Merchant)                                              International, and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee            o  Indefinite Term    President (2003 to Present), Hibs            111       Director of
c/o First Trust Advisors L.P.                             Enterprises (Financial and Management                  Trust Company
120 East Liberty Drive,             o  Since Inception    Consulting)                                            of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o  Indefinite Term    Managing Director and Chief Operating        111       Director of
c/o First Trust Advisors L.P.                             Officer (January 2015 to Present), Pelita              Covenant
120 East Liberty Drive,             o  Since Inception    Harapan Educational Foundation                         Transport, Inc.
  Suite 400                                               (Educational Products and Services);                   (May 2003 to
Wheaton, IL 60187                                         President and Chief Executive Officer                  May 2014)
D.O.B.: 03/54                                             (June 2012 to September 2014), Servant
                                                          Interactive LLC (Educational Products and
                                                          Services); President and Chief Executive
                                                          Officer (June 2012 to September 2014), Dew
                                                          Learning LLC (Educational Products and
                                                          Services); President (June 2002 to June
                                                          2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,         o  Indefinite Term    Chief Executive Officer (December 2010       111       None
Chairman of the Board                                     to Present), President (until December
120 East Liberty Drive,             o Since Inception     2010), First Trust Advisors L.P. and First
   Suite 400                                              Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                         Board of Directors, BondWave LLC
D.O.B.: 09/55                                             (Software Development Company/
                                                          Investment Advisor) and Stonebridge
                                                          Advisors LLC (Investment Advisor)

----------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2014 (UNAUDITED)

                                  POSITION AND            TERM OF OFFICE
     NAME, ADDRESS                   OFFICES               AND LENGTH OF                       PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH               WITH TRUST                 SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley            President and Chief          o  Indefinite Term     Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,      Executive Officer                                   and Chief Financial Officer, First Trust Advisors
   Suite 400                                            o  Since Inception     L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas             Treasurer, Chief Financial   o Indefinite Term      Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,      Officer and Chief                                   President (April 2007 to Present), First Trust
   Suite 400               Accounting Officer           o  Since Inception     Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine           Secretary and Chief          o  Indefinite Term     General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,      Legal Officer                                       Trust Portfolios L.P.; Secretary and General Counsel,
   Suite 400                                            o  Since Inception     BondWave LLC (Software Development Company/
Wheaton, IL 60187                                                              Investment Advisor): Secretary of Stonebridge
D.O.B.: 05/60                                                                  Advisors LLC (Investment Advisor)

Daniel J. Lindquist        Vice President               o  Indefinite Term     Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                            o  Since Inception     First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher            Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,      and Assistant Secretary                             and First Trust Portfolios L.P.
   Suite 400                                            o  Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin            Vice President               o  Indefinite Term     Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                            o  Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland                Vice President               o  Indefinite Term     Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
   Suite 400                                            o  Since Inception     First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 11/70

-----------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2014 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This page intentionally left blank.

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Senior Loan Fund (FTSL)


Annual Report
October 31, 2014

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 19
Statement of Operations...................................................... 20
Statements of Changes in Net Assets.......................................... 21
Financial Highlights......................................................... 22
Notes to Financial Statements................................................ 23
Report of Independent Registered Public Accounting Firm...................... 29
Additional Information....................................................... 30
Board of Trustees and Officers............................................... 32
Privacy Policy............................................................... 34

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Senior Loan Fund hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2014


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Senior Loan Fund (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements for the past 12 months. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

The First Trust Senior Loan Fund's (the "Fund") primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. The Fund pursues its objectives by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) under normal market conditions in a diversified portfolio of first lien senior floating rate loan interests ("Senior Loans"). A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate ("LIBOR"). A Senior Loan is considered senior to all other unsecured claims against the borrower, senior to or equal with all other secured claims; this meaning that in the event of a bankruptcy, the Senior Loan, together with other first lien claims, is entitled to be the first to be repaid out of proceeds of the assets securing the loans, before other existing unsecured claims or interests receive repayment. However, in bankruptcy proceedings, there may be other claims, such as taxes or additional advances that take precedence.

The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. Securities rated below investment grade, commonly referred to as "junk" or "high-yield" securities, include securities that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc., Fitch, Inc., or Standard & Poor's Ratings Group, respectively. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America. The Senior Loans included in the Fund's portfolio often maintain an average interest rate duration of less than 90 days; however, the inclusion of LIBOR floors on certain Senior Loans or other factors may cause interest rate duration to be longer than 90 days. The Fund may also invest up to 20% of its net assets in (1) non-Senior Loan debt securities, which may be fixed-rate or floating-rate income-producing securities (including, without limitation, U.S. government debt securities and corporate debt securities), (2) warrants and equity securities issued by a borrower or its affiliates, and/or (3) securities of other investment companies.

------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL          CUMULATIVE
                                                  TOTAL RETURNS          TOTAL RETURNS
                               1 Year Ended     Inception (5/1/13)    Inception (5/1/13)
                                 10/31/14          to 10/31/14            to 10/31/14

FUND PERFORMANCE
NAV                               2.91%               2.55%                  3.85%
Market Price                      2.47%               2.42%                  3.65%

INDEX PERFORMANCE
Markit iBoxx USD Liquid
   Leveraged Loan Index           3.14%               2.98%                  4.51%
S&P/LSTA Leveraged
   Loan 100 Index                 3.08%               2.87%                  4.34%
------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

-----------------------------------------------------
                                          % OF TOTAL
INDUSTRY CLASSIFICATION                   INVESTMENTS
-----------------------------------------------------
Hotels, Restaurants & Leisure                11.7%
Health Care Providers & Services              8.8
Media                                         8.1
Software                                      6.3
Life Sciences Tools & Services                5.1
Food Products                                 4.9
Diversified Telecommunication Services        4.0
Food & Staples Retailing                      3.8
Semiconductors & Semiconductor Equipment      3.7
Diversified Financial Services                3.6
Pharmaceuticals                               3.2
Auto Components                               2.7
Commercial Services & Supplies                2.6
Technology Hardware, Storage & Peripherals    2.6
Specialty Retail                              2.4
Diversified Consumer Services                 2.3
Chemicals                                     2.3
Professional Services                         2.2
Containers & Packaging                        1.8
Insurance                                     1.8
Health Care Equipment & Supplies              1.7
Health Care Technology                        1.5
Oil, Gas & Consumable Fuels                   1.4
Real Estate Management & Development          1.3
IT Services                                   1.3
Machinery                                     1.3
Aerospace & Defense                           1.2
Distributors                                  1.0
Wireless Telecommunication Services           1.0
Building Products                             0.9
Consumer Finance                              0.8
Industrial Conglomerate                       0.5
Metals & Mining                               0.5
Independent Power and Renewable
   Electricity Producers                      0.4
Electronic Equipment & Instruments            0.4
Trading Companies & Distributors              0.3
Personal Products                             0.2
Energy Equipment & Services                   0.2
Electric Utilities                            0.1
Communications Equipment                      0.1
                                           --------
      Total                                 100.0%
                                           ========


-----------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
-----------------------------------------------------
Senior Floating-Rate Loan Interests          88.0%
Corporate Bonds                              10.0
Foreign Corporate Bonds                       2.0
                                           --------
      Total                                 100.0%
                                           ========


-----------------------------------------------------
                                          % OF TOTAL
CREDIT QUALITY (S&P RATINGS)(1)           INVESTMENTS
-----------------------------------------------------
BBB                                           1.2%
BBB-                                          1.6
BB+                                           4.5
BB                                            9.2
BB-                                          11.9
B+                                           28.5
B                                            27.0
B-                                            9.9
CCC+                                          5.4
CCC                                           0.7
Not Rated                                     0.1
                                           --------
      Total                                 100.0%
                                           ========


-----------------------------------------------------
                                          % OF TOTAL
COUNTRY EXPOSURE                          INVESTMENTS
-----------------------------------------------------
United States                                89.9%
Canada                                        4.8
United Kingdom                                1.9
France                                        1.7
Ireland                                       1.0
Australia                                     0.5
Germany                                       0.2
                                           --------
      Total                                 100.0%
                                           ========

(1) Ratings below BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

--------------------------------------------------------------------------------
 FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         MAY 1, 2013 - OCTOBER 31, 2014

            First Trust Senior   Markit iBoxx USD Liquid   S&P/LSTA Leveraged
                Loan Fund         Leveraged Loan Index       Loan 100 Index
5/1/13           $10,000                $10,000                 $10,000
10/31/13          10,092                 10,132                  10,122
4/30/14           10,275                 10,360                  10,338
10/31/14          10,386                 10,450                  10,434

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 2, 2013 (commencement of trading) through October 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                   BELOW NAV
                               ----------------------------------------      ----------------------------------------
                               0.00%-      0.50%-     1.00%-                 0.00%-     0.50%-      1.00%-
FOR THE PERIOD                 0.49%       0.99%      1.99%     >=2.00%      0.49%      0.99%       1.99%     >=2.00%
5/2/13 - 10/31/13                97          20          4          0           7          0           0          0
11/1/13 - 10/31/14              197           0          0          0          54          1           0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust") Leveraged Finance Team is comprised of 12 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations. As of October 31, 2014, the First Trust Leveraged Finance Team managed or supervised approximately $1.33 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST SENIOR LOAN FUND

The First Trust Senior Loan Fund is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income. The Fund's secondary objective is preservation of capital.

MARKET RECAP

The 12 months covered by this report were generally strong for the senior loan and high yield market despite the volatility at the end of the period in late September and early October. For the first time in quite a while, a healthy dose of volatility was introduced into various markets. The volatility was driven largely by geopolitical headlines, including Russia/Ukraine, Gaza, Banco Espirito Santo bailout and the Argentine default. More importantly for fixed-income investors, with the Federal Reserve's (the "Fed") unprecedented stimulus program now complete, investor attention has begun to shift toward 2015 and the timing of the first interest rate increase. Interest rates have indeed been volatile over the past year, as evidenced by the fact that after setting a 12-month high on December 31, 2013 at 3.03%, 10-year Treasury yields touched 2.34% just before the end of August, exceeded 2.60% in September, were below 2.00% intra-day in a volatile October market and closed October at 2.34%.

Senior Loan Market

The S&P/LSTA Leveraged Loan 100 Index returned 3.08% for the 12-month period ended October 31, 2014. Additionally, performance throughout the period was consistently positive with only two months posting negative performance. From a credit-quality perspective, lower-rated credit issues provided the strongest performance for the period. Lower-quality CCC rated issues returned 8.41% in the period, significantly outperforming the returns of higher-quality B rated issues at 3.49% and BB rated issues at 2.40%. The average price of loans in the market began the period at $97.90, and after peaking at $99.00 at the end of June, loan prices ended the period close to unchanged at $97.40. (Source: S&P/LCD)

High-Yield Bond Market

The Bank of America Merrill Lynch US High Yield Constrained Index returned 5.85% for the 12-month period. Contrary to the returns in senior loans, lower-quality high-yield bonds underperformed higher-quality high-yield bonds in the period. Lower-quality CCC rated and below issues returned 3.65% in the period, which compares to returns of higher-quality B rated issues at 5.40% and BB rated issues at 7.69%. Average bonds prices fell during the period, from $103.70 to $102.40. (Source: Bloomberg)

Credit Quality/Default Rates

Despite the widely anticipated default of TXU Energy, the largest senior loan debt issuer and also a large high-yield bond issuer, defaults remained at or below their long-term average for both asset classes. We believe this is because corporate fundamentals remain healthy as evidenced by the fact that senior loan issuers that file their financial results publicly grew cash flows by approximately 9% year-over-year in the second quarter of 2014 (latest data available), which represents 20 straight quarters of cash flow growth.

FUND PERFORMANCE

The Fund returned 2.91% based on the net asset value ("NAV") and 2.47% based on market price, over the 12-month period ended October 31, 2014, which compares closely to the S&P/LSTA Leveraged Loan 100 Index (the "benchmark") return of 3.08% over the same time period.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

The Fund's most recent monthly distribution of $0.145 per share is $0.01 per share lower than the monthly distribution paid in October 2013. The consequence of robust demand for senior loans has been declining yields as issuers have been able to refinance debt (e.g., the Fund's senior loan holdings) with lower-yielding loans. This trend has resulted in a lower-income profile for the Fund and is the primary reason for the distribution decrease. It is worth noting that, despite the decrease over the past year, the distribution rate has remained steady since February. At the end of the period, the effective yield based on this distribution rate was 3.56%.

From a portfolio construction standpoint, the portfolio maintains an underweight position in the lowest credit-quality issues (CCC+ rated and below) relative to the benchmark. We believe the risk/reward profile for these low-quality issues as a whole is unattractive compared to higher-credit rated B and BB rated issues.

The Fund performed well over the 12-month period, nearly matching its benchmark return. The Fund's slight underperformance was driven principally by the Fund's underweight position in the lowest-credit quality issues. Good individual asset selection and diversification across issuers and industries contributed positively to Fund returns.

MARKET AND FUND OUTLOOK

Credit markets appear well positioned for the intermediate term, in our opinion. We believe the combination of attractive valuations, a modest default environment, better economic growth and sound corporate fundamentals provides a firm backdrop for returns in the periods ahead. We continue to believe that steadily improving economic data will provide the Fed the motivation it requires to begin the process of raising interest rates in the second half of 2015. In the interim, recent volatility in the market has largely been technically induced (supply/demand imbalance). This is in stark contrast to volatility that is fundamentally induced, when company financial performance is showing signs of weakness. We believe that technically induced volatility, which we have experienced in the third quarter, tends to lead to opportunities for patient investors. A healthy dose of volatility typically means that risks are priced more attractively, and price levels may be lower than the fundamentals would warrant.

As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance for the Fund. Despite the many distractions and market conditions that ebb and flow every quarter, we remain firmly focused on finding value in the senior loan markets.

FIRST TRUST SENIOR LOAN FUND (FTSL)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2014 (UNAUDITED)

As a shareholder of First Trust Senior Loan Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2014.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                    MAY 1, 2014      OCTOBER 31, 2014        PERIOD            PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SENIOR LOAN FUND (FTSL)
Actual                                              $1,000.00           $1,010.80             0.85%                $4.31
Hypothetical (5% return before expenses)            $1,000.00           $1,020.92             0.85%                $4.33

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2014 through October 31, 2014), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (a)    MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 86.4%

                  AEROSPACE & DEFENSE -- 0.7%
$        516,784  DynCorp International, Inc., Term Loan..........................      6.25%       07/07/16    $       514,846
         735,547  Transdigm, Inc., Term Loan C....................................      3.75%       02/28/20            722,792
         199,500  Transdigm, Inc., Tranche D Term Loan............................      3.75%       06/04/21            195,967
                                                                                                                ---------------
                                                                                                                      1,433,605
                                                                                                                ---------------

                  AGRICULTURAL PRODUCTS -- 0.4%
         741,225  Jimmy Sanders, Inc. (Pinnacle Operating Corp.),
                     Refinancing Term Loan (First Lien)...........................      4.75%       11/15/18            735,666
                                                                                                                ---------------

                  ALTERNATIVE CARRIERS -- 0.7%
       1,000,000  Level 3 Financing, Inc., Term Loan B-5..........................      4.50%       01/31/22          1,004,060
         400,000  Level 3 Financing, Inc., Tranche B 2020 Term Loan...............      4.00%       01/15/20            398,000
                                                                                                                ---------------
                                                                                                                      1,402,060
                                                                                                                ---------------

                  APPAREL RETAIL -- 0.7%
         498,750  J.C. Penney Corp., Inc, Term Loan...............................      5.00%       06/20/19            487,114
         495,002  Neiman Marcus Group (The), Inc., Other Term Loan................      4.25%       10/25/20            488,195
         399,000  Nine West Holdings, Inc., Initial Loan..........................      4.75%       10/08/19            389,524
                                                                                                                ---------------
                                                                                                                      1,364,833
                                                                                                                ---------------

                  APPLICATION SOFTWARE -- 1.4%
         478,409  Epicor Software Corp., Term B-2 Loan............................      4.00%       05/16/18            473,927
       1,188,370  Infor (US), Inc., Tranche B-5 Term Loan.........................      3.75%       06/03/20          1,171,436
         830,975  Mitchell International, Inc., Initial Term Loan.................      4.50%       10/13/20            822,923
         219,714  Triple Point Group Holdings, Inc., Term Loan....................      5.25%       07/10/20            197,742
                                                                                                                ---------------
                                                                                                                      2,666,028
                                                                                                                ---------------

                  AUTO PARTS & EQUIPMENT -- 2.3%
       1,546,125  Cooper Standard Holdings (CS Intermediate Holdco 2 LLC),
                     Term Loan....................................................      4.00%       04/04/21          1,528,345
       1,851,429  Gates Global LLC, Initial Dollar Term Loan......................      4.25%       07/05/21          1,828,286
         800,000  Metaldyne Performance Group (MPG Holdco I, Inc.),
                     Term Loan B..................................................      4.50%       10/20/21            800,000
         395,015  Tower Automotive Holdings USA LLC,
                     Initial Term Loan (2014).....................................      4.00%       04/23/20            389,461
                                                                                                                ---------------
                                                                                                                      4,546,092
                                                                                                                ---------------

                  BROADCASTING -- 3.5%
         261,383  Clear Channel Communications, Inc.,
                     Tranche D Term Loan..........................................      6.90%       01/30/19            246,395
       1,800,000  Clear Channel Communications, Inc.,
                     Tranche E Term Loan..........................................      7.65%       07/30/19          1,728,558
         431,016  Hubbard Radio LLC, Tranche 1 Term Loan..........................      4.50%       04/29/19            427,964
         625,000  Mediacom LLC, Tranche G Term Loan...............................      3.75%       06/30/21            615,625
         992,506  NEP/NCP Holdco, Inc., Amendment No. 3
                     Incremental Term Loan (First Lien)...........................      4.25%       01/22/20            967,694
       2,116,228  Tribune Co., Initial Term Loan..................................      4.00%       12/27/20          2,097,054
         727,564  Univision Communications, Inc., Replacement First-Lien
                     Term Loan....................................................      4.00%       03/01/20            719,685
                                                                                                                ---------------
                                                                                                                      6,802,975
                                                                                                                ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2014

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (a)    MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  BUILDING PRODUCTS -- 0.9%
$        345,614  Apex Tool Group LLC, Term Loan..................................      4.50%       01/31/20    $       327,469
         213,750  Hillman Group, Inc., (The), Initial Term Loan...................      4.50%       06/30/21            211,790
       1,271,737  Quikrete Holdings, Inc., Initial Loan (First Lien)..............      4.00%       09/28/20          1,258,384
                                                                                                                ---------------
                                                                                                                      1,797,643
                                                                                                                ---------------

                  CABLE & SATELLITE -- 0.8%
       1,560,000  Charter Communications Operating LLC,
                     Term G Loan..................................................      4.25%       09/10/21          1,569,750
                                                                                                                ---------------

                  CASINOS & GAMING -- 6.3%
       3,500,000  Amaya Gaming Group, Initial Term
                     B Loan (First Lien)..........................................      5.00%       08/01/21          3,470,110
         994,987  Caesars Entertainment Resort Properties
                     LLC, Term B Loan.............................................      7.00%       10/11/20            947,497
       4,532,766  Caesars Growth Partners LLC, Term B
                     Loan (First Lien)............................................      6.25%       05/08/21          4,272,131
       2,669,246  CityCenter Holdings LLC, Term Loan B............................      4.25%       10/16/20          2,650,561
         234,788  ROC Finance LLC, Funded Term B Loan.............................      5.00%       06/20/19            224,443
         765,567  Station Casinos, Inc., B Term Loan..............................      4.25%       03/02/20            756,572
                                                                                                                ---------------
                                                                                                                     12,321,314
                                                                                                                ---------------

                  COAL & CONSUMABLE FUELS -- 0.2%
         493,702  Arch Coal, Inc., Term Loan......................................      6.25%       05/16/18            435,164
                                                                                                                ---------------

                  COMMERCIAL PRINTING -- 0.3%
         524,408  Southern Graphic, Inc., Term Loan...............................      4.25%       10/17/19            518,839
                                                                                                                ---------------

                  COMMUNICATIONS EQUIPMENT -- 0.1%
         171,331  Mitel Networks Corp., Term Loan.................................      5.25%       01/31/20            171,189
                                                                                                                ---------------

                  COMPUTER HARDWARE -- 2.5%
       4,276,928  Dell, Inc., Term B Loan.........................................      4.50%       04/29/20          4,280,650
         650,502  Dell, Inc., Term C Loan.........................................      3.75%       10/29/18            645,031
                                                                                                                ---------------
                                                                                                                      4,925,681
                                                                                                                ---------------

                  CONSTRUCTION MACHINERY & HEAVY TRUCKS -- 0.1%
         250,000  Navistar, Inc., Tranche B Term Loan.............................      5.75%       08/17/17            250,470
                                                                                                                ---------------

                  CONSUMER FINANCE -- 0.8%
         295,517  Altisource Solutions S.A.R.L., Term B Loan......................      4.50%       12/09/20            263,010
         295,500  Ocwen Loan Servicing LLC, Initial Term Loan.....................      5.00%       02/15/18            285,158
       1,093,770  Walter Investment Management Corp.,
                     Tranche B Term Loan..........................................      4.75%       12/18/20          1,028,143
                                                                                                                ---------------
                                                                                                                      1,576,311
                                                                                                                ---------------

                  DATA PROCESSING & OUTSOURCED SERVICES -- 1.3%
       1,870,313  Interactive Data Corp., Term Loan...............................      4.75%       05/02/21          1,869,377
         696,500  Sungard Availability Services Capital, Term Loan B..............      6.00%       03/29/19            619,885
                                                                                                                ---------------
                                                                                                                      2,489,262
                                                                                                                ---------------

                  DISTRIBUTORS -- 1.0%
       1,979,753  HD Supply, Inc., Term Loan 2014.................................      4.00%       06/28/18          1,958,728
                                                                                                                ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2014

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (a)    MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  DIVERSIFIED CHEMICALS -- 0.5%
$        695,522  Ineos US Finance LLC, Term Loan B...............................      3.75%       05/04/18    $       685,959
         246,170  Univar, Inc., Term B Loan.......................................      5.00%       06/30/17            244,324
                                                                                                                ---------------
                                                                                                                        930,283
                                                                                                                ---------------

                  DIVERSIFIED SUPPORT SERVICES -- 0.6%
       1,225,029  SMG Holdings, Inc., Term Loan...................................      4.50%       02/27/20          1,221,966
                                                                                                                ---------------

                  ELECTRIC UTILITIES -- 0.1%
         300,000  TXU (Texas Competitive Electric Holdings Co. LLC),
                     2014 Term Loan (Non-Extending) (c) (d).......................      4.65%       10/10/14            216,939
                                                                                                                ---------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
         750,000  Zebra Technologies Corp., Initial Term Loan.....................      4.75%       09/30/21            754,688
                                                                                                                ---------------

                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.8%
         750,000  ServiceMaster Co., Initial Term Loan............................      4.25%       07/01/21            742,658
         794,000  WTG Holdings III Corp. (EWT Holdings III Corp.),
                     Term Loan (First Lien).......................................      4.75%       01/15/21            786,060
                                                                                                                ---------------
                                                                                                                      1,528,718
                                                                                                                ---------------

                  HEALTH CARE EQUIPMENT -- 1.3%
         493,786  Biomet, Inc., Dollar Term B-2 Loan..............................      3.65%       07/25/17            492,216
         454,670  Carestream Health, Inc. (Onex Carestream Finance, L.P.),
                     Term Loan (First Lien 2013)..................................      5.00%       06/07/19            454,956
         774,650  DJO Finance LLC (ReAble Therapeutics Finance LLC),
                     New Tranche B Term Loan......................................      4.25%       09/15/17            770,389
         282,396  Ikaria, Inc., Initial Term Loan (First Lien)....................      5.00%       02/12/21            282,325
         493,767  Kinetic Concepts, Inc., Dollar Term E-1 Loan....................      4.00%       05/04/18            489,446
                                                                                                                ---------------
                                                                                                                      2,489,332
                                                                                                                ---------------

                  HEALTH CARE FACILITIES -- 1.5%
       1,044,000  CHS/Community Health Systems, Inc., 2021
                     Term D Loan..................................................      4.25%       01/27/21          1,044,324
         193,622  Select Medical Corp., Series E Tranche B Term Loan..............      3.75%       06/01/18            191,605
         300,000  Surgery Centers Holdings, Inc., 1st Lien Term Loan..............      5.25%       07/24/20            299,439
         663,180  Surgical Care Affiliates LLC, Class B
                     Term Loan - Extending........................................      4.23%       12/29/17            653,232
         576,453  Surgical Care Affiliates LLC, Class C Incremental...............      4.00%       06/30/18            569,247
         246,250  United Surgical Partners International, Inc.,
                     New Tranche B Term Loan......................................      4.75%       04/03/19            246,075
                                                                                                                ---------------
                                                                                                                      3,003,922
                                                                                                                ---------------

                  HEALTH CARE SERVICES -- 3.9%
         355,357  CareCore National LLC, Term Loan................................      5.50%       03/05/21            351,583
       1,288,438  Curo Health Services Holdings, Inc.,
                     Initial Term Loan (First Lien)...............................      5.75%       06/08/20          1,259,448
         739,800  Envision Healthcare Corp. (Emergency Medical Services Corp.),
                     Initial Term Loan............................................      4.00%       05/25/18            734,067
       2,489,969  Gentiva Health Services, Inc., Initial Term B Loan..............      6.50%       10/18/19          2,492,035
         235,938  Gentiva Health Services, Inc., Initial Term C Loan..............      5.75%       10/18/18            235,275
       1,083,333  Healogics, Inc., Initial Term Loan (First Lien).................      5.25%       07/01/21          1,076,563
         329,982  Heartland Dental Care LLC, Incremental Term Loan................      5.50%       12/21/18            329,157


Page 10                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2014

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (a)    MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE SERVICES (CONTINUED)
$      1,182,799  U.S. Renal Care, Inc., Tranche B-2
                     Term Loan (First Lien).......................................      4.25%       07/03/19    $     1,173,927
                                                                                                                ---------------
                                                                                                                      7,652,055
                                                                                                                ---------------

                  HEALTH CARE SUPPLIES -- 0.2%
         472,045  Sage Products Holdings III LLC, Replacement
                     Term Loan (First Lien).......................................      4.25%       12/13/19            468,896
                                                                                                                ---------------

                  HEALTH CARE TECHNOLOGY -- 1.5%
         897,750  Connolly Holdings, Inc., Initial Term Loan (First Lien).........      5.00%       05/14/21            892,139
         248,125  Healthport Technologies LLC
                     (CT Technologies Intermediate Holdings, Inc.), Term Loan.....      5.25%       10/04/19            247,505
         350,000  TriZetto Group, Inc. (TZ Merger Sub, Inc.),
                     Term Loan (Second Lien)......................................      8.50%       03/28/19            351,750
       1,489,326  Truven Health Analytics, Inc. (VCPH Holding Corp.),
                     Term Loan B..................................................      4.50%       05/31/19          1,459,539
                                                                                                                ---------------
                                                                                                                      2,950,933
                                                                                                                ---------------

                  HOME ENTERTAINMENT SOFTWARE -- 0.7%
       1,303,809  Activision Blizzard, Inc., Term Loan............................      3.25%       10/12/20          1,303,196
                                                                                                                ---------------

                  HOMEFURNISHING RETAIL -- 1.3%
       2,618,932  Serta Simmons Holdings LLC, Term Loan B.........................      4.25%       10/01/19          2,592,088
                                                                                                                ---------------

                  HOTELS, RESORTS & CRUISE LINES -- 1.4%
       1,071,264  Extended Stay America (ESH Hospitality, Inc.),
                     Term Loan....................................................      5.00%       06/24/19          1,074,617
       1,108,650  La Quinta Intermediate Holdings LLC, Initial Term Loan..........      4.00%       04/14/21          1,099,648
         549,868  Orient Express Hotels (Belmond Interfin Ltd.),
                     Dollar Term Loan.............................................      4.00%       03/19/21            542,995
                                                                                                                ---------------
                                                                                                                      2,717,260
                                                                                                                ---------------

                  HYPERMARKETS & SUPER CENTERS -- 3.7%
         346,000  Albertsons LLC, Term B-4 Loan...................................      4.50%       08/25/21            346,062
       3,376,667  Albertsons LLC, Term B-4-1 Loan.................................      4.50%       08/25/21          3,377,275
         232,246  BJ's Wholesale Club, Inc., 2013 (November)
                     Replacement Loan (Second Lien)...............................      8.50%       03/26/20            232,005
       3,404,592  BJ's Wholesale Club, Inc., New 2013 (November)
                     Replacement Loan (First Lien)................................      4.50%       09/26/19          3,367,516
                                                                                                                ---------------
                                                                                                                      7,322,858
                                                                                                                ---------------

                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%
         461,538  TPF II LP, Term Loan............................................      5.50%       10/02/21            458,654
                                                                                                                ---------------

                  INDUSTRIAL CONGLOMERATES -- 0.5%
       1,047,000  Gardner Denver, Inc., Initial Dollar Term Loan..................      4.25%       07/30/20          1,031,588
                                                                                                                ---------------

                  INDUSTRIAL MACHINERY -- 1.1%
       1,578,329  Filtration Group Corp., Term Loan (First Lien)..................      4.50%       11/20/20          1,572,016
         669,079  Husky Injection Molding Systems Ltd., New Term Loan.............      4.25%       06/30/21            657,651
                                                                                                                ---------------
                                                                                                                      2,229,667
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2014

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (a)    MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------

SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  INSURANCE BROKERS -- 1.5%
$        440,927  Amwins Group LLC, New Term Loan (First Lien)....................      5.00%       09/06/19    $       439,494
         877,313  Confie Seguros Holding II Co., Term B Loan (First Lien).........      5.75%       11/09/18            871,829
       1,365,762  HUB International Ltd., Initial Term Loan (New).................      4.25%       10/02/20          1,346,983
         345,629  USI, Inc. (Compass Investors, Inc.), Initial Term Loan..........      4.25%       12/27/19            341,741
                                                                                                                ---------------
                                                                                                                      3,000,047
                                                                                                                ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES -- 2.9%
         492,750  Avaya, Inc., Term B-3 Loan......................................      4.65%       10/26/17            476,529
       1,882,241  Cincinnati Bell, Inc., Tranche B Term Loan......................      4.00%       09/10/20          1,850,864
       1,378,681  Numericable U.S. LLC, Dollar Denominated
                     Tranche B-1 Loan.............................................      4.50%       05/21/20          1,380,625
       1,192,747  Numericable U.S. LLC, Dollar Denominated
                     Tranche B-2 Loan.............................................      4.50%       05/21/20          1,194,429
         707,690  XO Communications LLC, Initial Term Loan........................      4.25%       03/20/21            700,316
                                                                                                                ---------------
                                                                                                                      5,602,763
                                                                                                                ---------------

                  LEISURE FACILITIES -- 0.3%
         663,333  Planet Fitness Holdings LLC, Term Loan..........................      4.75%       03/31/21            663,333
                                                                                                                ---------------

                  LIFE SCIENCES TOOLS & SERVICES -- 3.7%
       1,336,025  Immucor, Inc., Term B-2 Loan....................................      5.00%       08/19/18          1,333,099
         300,000  INC Research LLC, Term Loan B...................................      4.75%       11/15/21            298,875
       2,350,317  inVentiv Health, Inc., Term B-4 Loan............................      7.75%       05/15/18          2,318,001
       1,197,000  Millennium Laboratories LLC, Tranche B Term Loan................      5.25%       04/16/21          1,196,258
       1,579,375  Ortho-Clinical Diagnostics, Inc., Initial Term Loan.............      4.75%       06/30/21          1,562,002
         550,000  Sterigenics International (STHI Intermediate Holding
                     Corp.), Initial Term Loan....................................      4.50%       08/06/21            546,562
                                                                                                                ---------------
                                                                                                                      7,254,797
                                                                                                                ---------------

                  METAL & GLASS CONTAINERS -- 1.2%
       1,243,750  Ardagh Holdings USA, Inc. (Ardagh Packaging Finance S.A.),
                     New Term Loan................................................      4.00%       12/17/19          1,230,280
         615,385  Berlin Packaging LLC, Initial Term Loan (First Lien)............      4.50%       10/01/21            611,539
         299,250  BWAY Holding Co., Initial Term Loan.............................      5.50%       08/14/20            300,372
         300,000  Mauser Holdings GmBH, Initial Dollar Term Loan
                     (First Lien).................................................      4.50%       07/31/21            295,125
                                                                                                                ---------------
                                                                                                                      2,437,316
                                                                                                                ---------------

                  MOVIES & ENTERTAINMENT -- 2.3%
       3,742,484  Formula One (Alpha Topco Ltd.), Facility B3 (USD)...............      4.75%       07/30/21          3,711,309
          50,000  Lions Gate Entertainment Corp., Loan............................      5.00%       07/19/20             50,125
         100,000  TWCC Holding Corp., Term Loan (Second Lien).....................      7.00%       06/26/20             97,958
         748,125  WME IMG Worldwide, Inc., Term Loan (First Lien).................      5.25%       05/06/21            735,220
                                                                                                                ---------------
                                                                                                                      4,594,612
                                                                                                                ---------------

                  OIL & GAS EXPLORATION & PRODUCTION -- 0.4%
         400,000  American Energy Marcellus Holdings LLC, Initial Loan
                     (First Lien).................................................      5.25%       08/04/20            389,000
         361,111  American Energy Marcellus Holdings LLC, Initial Loan
                     (Second Lien)................................................      8.50%       08/04/21            343,958
                                                                                                                ---------------
                                                                                                                        732,958
                                                                                                                ---------------


Page 12                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2014

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (a)    MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------

SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  OIL & GAS REFINING & MARKETING -- 0.1%
$        200,000  CITGO Petroleum Corp., Term Loan B..............................      4.50%       07/29/21    $       199,584
                                                                                                                ---------------

                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 2.0%
       2,091,821  First Data Corp., 2021 New Dollar Term Loan.....................      4.15%       03/24/21          2,077,450
         559,350  Guggenheim Partners Investment Management Holdings LLC,
                     Initial Term Loan............................................      4.25%       07/22/20            555,854
         671,040  Moneygram International, Inc., Term Loan........................      4.25%       03/27/20            648,674
         576,650  National Financial Partners Corp., 2014 Specified
                     Refinancing Term Loan........................................      4.50%       07/01/20            571,362
                                                                                                                ---------------
                                                                                                                      3,853,340
                                                                                                                ---------------

                  PACKAGED FOODS & MEATS -- 4.4%
         987,519  Blue Buffalo Co. Ltd., Term B-3 Loan............................      3.75%       08/08/19            977,644
         768,704  Boulder Brands, Inc. (GFA Brands, Inc.), Term Loan B
                     (July 2014)..................................................      4.50%       07/09/20            753,814
         397,000  Del Monte Foods, Inc., Initial Loan (First Lien)................  4.25% - 5.50%   02/18/21            372,187
       1,143,298  Ferrara Candy Co. (Candy Intermediate Holdings, Inc.),
                     Initial Term Loan............................................      7.50%       06/18/18          1,091,849
       2,708,529  H.J. Heinz Co., Term B-2 Loan...................................      3.50%       06/05/20          2,690,978
         561,094  Hearthside Food Solutions LLC, Term Loan........................      4.50%       06/02/21            557,239
       2,116,619  New HB Acquisition LLC, Term B Loan.............................      6.75%       04/09/20          2,152,348
                                                                                                                ---------------
                                                                                                                      8,596,059
                                                                                                                ---------------

                  PAPER PACKAGING -- 0.3%
         297,750  Exopack Holding Corp., Term Loan B..............................      5.25%       05/08/19            298,495
         246,878  Reynolds Group Holdings, Inc., Incremental U.S. Term Loan.......      4.00%       12/01/18            245,335
                                                                                                                ---------------
                                                                                                                        543,830
                                                                                                                ---------------

                  PERSONAL PRODUCTS -- 0.2%
         450,000  Prestige Brands International, Inc., Term B-2 Loan..............      4.50%       09/03/21            450,139
                                                                                                                ---------------

                  PHARMACEUTICALS -- 2.6%
         414,773  Akorn, Inc., Loan...............................................      4.50%       04/16/21            412,960
         665,000  Catalent Pharma Solutions, Inc., Dollar Term Loan...............      4.50%       05/20/21            663,617
       2,069,702  Par Pharmaceutical Cos., Inc., Term B-2 Loan....................      4.00%       09/30/19          2,036,939
         598,500  Patheon, Inc. (JLL/Delta Dutch Newco B.V.), Initial Dollar
                     Term Loan....................................................      4.25%       03/11/21            582,789
         385,000  Salix Pharmaceuticals Ltd., Term Loan...........................      4.25%       01/02/20            384,657
       1,000,000  Valeant Pharmaceuticals International, Inc., Series E-1 Tranche
                     B Term Loan..................................................      3.50%       08/05/20            991,810
                                                                                                                ---------------
                                                                                                                      5,072,772
                                                                                                                ---------------

                  PROPERTY & CASUALTY INSURANCE -- 0.5%
         393,985  Cunningham Lindsey U.S., Inc., Initial Term Loan (First Lien)...      5.00%       12/10/19            387,090
         600,000  Sedgwick Claims Management Services, Inc., Initial Loan
                     (Second Lien)................................................      6.75%       02/28/22            582,000
                                                                                                                ---------------
                                                                                                                        969,090
                                                                                                                ---------------

                  PUBLISHING -- 0.8%
         398,000  Cengage Learning Acquisitions, Inc., Term Loan..................      7.00%       03/31/20            398,199
       1,243,750  Mergermarket USA, Inc., 2014 Incremental Term Loan..............      4.50%       02/04/21          1,186,227
                                                                                                                ---------------
                                                                                                                      1,584,426
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2014

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (a)    MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  REAL ESTATE OPERATING COMPANIES -- 1.1%
$      2,100,000  ClubCorp Club Operations, Inc., Term Loan B
                     (September 2014).............................................      4.50%       09/24/20    $     2,078,118
                                                                                                                ---------------

                  REAL ESTATE SERVICES -- 0.1%
         161,228  Realogy Corp., Initial Term B Loan 2014.........................      3.75%       03/05/20            159,817
                                                                                                                ---------------

                  RESEARCH & CONSULTING SERVICES -- 2.1%
       1,040,000  Acosta, Inc., Initial Term Loan.................................      5.00%       09/26/21          1,040,260
          22,581  Advantage Sales & Marketing, Inc., Delayed Draw
                     Term Loan (e)................................................    3.25% (f)     07/23/21             22,366
          22,581  Advantage Sales & Marketing, Inc., Delayed Draw
                     Term Loan....................................................      4.25%       07/23/21             22,366
       1,354,839  Advantage Sales & Marketing, Inc., Initial Term Loan
                     (First Lien).................................................      4.25%       07/23/21          1,341,968
         412,554  Information Resources, Inc., Term Loan..........................      4.75%       09/30/20            412,554
       1,393,000  TransUnion LLC, 2014 Replacement Term Loan......................      4.00%       04/09/21          1,374,724
                                                                                                                ---------------
                                                                                                                      4,214,238
                                                                                                                ---------------

                  RESTAURANTS -- 3.0%
         413,542  Arby's Restaurant Group (ARG IH Corp.), Term Loan...............      4.75%       11/15/20            412,508
       2,000,000  Burger King Corp., Term Loan B..................................      4.50%       09/30/21          1,997,960
         670,282  Focus Brands, Inc., Refinancing Term Loan (First Lien)..........      4.25%       02/21/18            662,742
       2,383,333  Portillo's Holdings LLC, Term B Loan (First Lien)...............      4.75%       08/02/21          2,347,583
         428,571  Red Lobster Management LLC, Initial Term Loan (First Lien)......      6.25%       07/28/21            427,500
                                                                                                                ---------------
                                                                                                                      5,848,293
                                                                                                                ---------------

                  SECURITY & ALARM SERVICES -- 0.6%
         252,083  Garda World Security Corp., Term B Delayed Draw Loan............      4.00%       11/08/20            245,257
         985,417  Garda World Security Corp., Term Loan B.........................      4.00%       11/08/20            958,732
                                                                                                                ---------------
                                                                                                                      1,203,989
                                                                                                                ---------------

                  SEMICONDUCTORS -- 3.3%
       1,995,000  Avago Technologies Cayman Ltd., Term Loan.......................      3.75%       05/06/21          1,987,778
       1,632,777  Freescale Semiconductor, Inc., Tranche B-4 Term Loan............      4.25%       02/28/20          1,608,873
       2,893,362  Freescale Semiconductor, Inc., Tranche B5 Term Loan.............      5.00%       01/15/21          2,886,650
                                                                                                                ---------------
                                                                                                                      6,483,301
                                                                                                                ---------------

                  SPECIALIZED CONSUMER SERVICES -- 2.0%
       3,496,701  Asurion LLC, Incremental Tranche B-1 Term Loan..................      5.00%       05/24/19          3,497,680
         352,941  Asurion LLC, Term Loan (Second Lien)............................      8.50%       03/03/21            358,324
                                                                                                                ---------------
                                                                                                                      3,856,004
                                                                                                                ---------------

                  SPECIALIZED FINANCE -- 1.3%
         486,696  AlixPartners LLP, 2014 January Replacement Term B-2 Loan
                     (First Lien).................................................      4.00%       07/10/20            478,992
       1,377,530  Duff & Phelps Corp., Initial Term Loan..........................      4.50%       04/23/20          1,362,032
         664,495  FLY Leasing Ltd. (Fly Funding II S.A.R.L.), Loan................      4.50%       08/09/19            663,665
                                                                                                                ---------------
                                                                                                                      2,504,689
                                                                                                                ---------------

                  SPECIALTY CHEMICALS -- 1.2%
         757,589  Axalta Coating Systems U.S. Holdings, Inc., Refinanced
                     Term B Loan..................................................      3.75%       02/01/20            744,809
         400,000  Emerald Performance Materials LLC, Initial Term Loan
                     (First Lien).................................................      4.50%       07/30/21            393,332


Page 14                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2014

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (a)    MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SPECIALTY CHEMICALS (CONTINUED)
$        997,214  NuSil Technology LLC, Term Loan.................................      5.25%       04/07/17    $       981,947
         284,463  Polymer Group, Inc., Initial Loan...............................      5.25%       12/19/19            284,463
                                                                                                                ---------------
                                                                                                                      2,404,551
                                                                                                                ---------------

                  SPECIALTY STORES -- 0.4%
         334,821  Toys "R" US-Delaware, Inc., Canadian FILO Term Loan.............      8.25%       10/24/19            328,962
         415,179  Toys "R" US-Delaware, Inc., FILO Term Loan......................      8.25%       10/24/19            407,913
                                                                                                                ---------------
                                                                                                                        736,875
                                                                                                                ---------------

                  STEEL -- 0.5%
         997,481  Fortescue Metals Group (FMG Resources (August 2006)
                     Pty LTD), Loan...............................................      3.75%       06/30/19            972,205
                                                                                                                ---------------

                  SYSTEMS SOFTWARE -- 3.6%
         224,113  Applied Systems, Inc., Initial Term Loan (First Lien)...........      4.25%       01/25/21            221,592
         225,000  Applied Systems, Inc., Initial Term Loan (Second Lien)..........      7.50%       01/24/22            223,407
       5,539,200  BMC Software Finance, Inc., Initial US Term Loan................      5.00%       09/10/20          5,475,167
         485,062  Vertafore, Inc., Term Loan......................................      4.25%       10/03/19            481,627
         770,618  Websense, Inc., Term Loan (First Lien)..........................      4.50%       06/25/20            759,058
                                                                                                                ---------------
                                                                                                                      7,160,851
                                                                                                                ---------------

                  TIRES & RUBBER -- 0.3%
         500,000  Goodyear Tire & Rubber (The) Co., Loan (Second Lien)............      4.75%       04/30/19            501,095
                                                                                                                ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS..................................................       169,517,745
                  (Cost $171,346,094)                                                                           ---------------

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------

CORPORATE BONDS -- 9.8%

                  AEROSPACE & DEFENSE -- 0.1%
         250,000  GenCorp, Inc....................................................      7.13%       03/15/21            266,875
                                                                                                                ---------------

                  APPLICATION SOFTWARE -- 0.5%
          63,000  Audatex North America, Inc. (g).................................      6.00%       06/15/21             66,938
          62,000  Audatex North America, Inc. (g).................................      6.13%       11/01/23             66,030
         750,000  Infor Software Parent LLC / Infor Software Parent, Inc. (g) (h).      7.13%       05/01/21            763,125
                                                                                                                ---------------
                                                                                                                        896,093
                                                                                                                ---------------

                  AUTO PARTS & EQUIPMENT -- 0.1%
         125,000  MPG Holdco I, Inc. (g)..........................................      7.38%       10/15/22            131,875
                                                                                                                ---------------

                  BROADCASTING -- 0.1%
         125,000  Media General Financing Sub, Inc. (g)...........................      5.88%       11/15/22            126,250
                                                                                                                ---------------

                  CABLE & SATELLITE -- 0.5%
       1,000,000  CCOH Safari LLC.................................................      5.75%       12/01/24          1,008,124
                                                                                                                ---------------

                  CASINOS & GAMING -- 0.3%
         600,000  Caesars Growth Properties Holdings LLC / Caesars Growth
                     Properties Finance, Inc. (g).................................      9.38%       05/01/22            560,250
                                                                                                                ---------------

                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.1%
         250,000  KB Home.........................................................      7.00%       12/15/21            268,125
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2014

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  HEALTH CARE EQUIPMENT -- 0.3%
$         83,000  Alere, Inc......................................................      6.50%       06/15/20    $        86,113
         300,000  Kinetic Concepts, Inc. / KCI USA, Inc...........................     10.50%       11/01/18            331,500
         250,000  Kinetic Concepts, Inc. / KCI USA, Inc...........................     12.50%       11/01/19            276,875
                                                                                                                ---------------
                                                                                                                        694,488
                                                                                                                ---------------

                  HEALTH CARE FACILITIES -- 3.0%
       2,665,000  CHS/Community Health Systems, Inc. (g)..........................      6.88%       02/01/22          2,881,530
       1,500,000  Select Medical Corp.............................................      6.38%       06/01/21          1,541,250
         100,000  Tenet Healthcare Corp. (g)......................................      5.50%       03/01/19            102,750
         170,000  Tenet Healthcare Corp...........................................      6.00%       10/01/20            183,175
         750,000  Tenet Healthcare Corp...........................................      8.13%       04/01/22            861,563
         250,000  Vantage Oncology LLC / Vantage Oncology Finance Co. (g).........      9.50%       06/15/17            232,500
                                                                                                                ---------------
                                                                                                                      5,802,768
                                                                                                                ---------------

                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%
         350,000  Dynegy Finance I, Inc. / Dynegy Finance II, Inc. (g)............      7.63%       11/01/24            371,437
                                                                                                                ---------------

                  LIFE SCIENCES TOOLS & SERVICES -- 1.3%
       2,375,000  Crimson Merger Sub, Inc. (g)....................................      6.63%       05/15/22          2,223,594
         290,000  inVentiv Health, Inc. (g) (i)...................................     10.00%       08/15/18            262,450
         210,000  inVentiv Health, Inc. (g).......................................     11.00%       08/15/18            150,150
                                                                                                                ---------------
                                                                                                                      2,636,194
                                                                                                                ---------------

                  OIL & GAS EXPLORATION & PRODUCTION -- 0.5%
         250,000  American Energy-Permian Basin LLC / AEPB Finance
                     Corp. (g) (j)................................................      6.73%       08/01/19            222,500
         125,000  American Energy-Permian Basin LLC / AEPB Finance
                     Corp. (g)....................................................      7.38%       11/01/21            110,000
         170,000  Antero Resources Corp. (g)......................................      5.13%       12/01/22            170,247
         500,000  Antero Resources Finance Corp...................................      5.38%       11/01/21            509,375
                                                                                                                ---------------
                                                                                                                      1,012,122
                                                                                                                ---------------

                  OIL & GAS STORAGE & TRANSPORTATION -- 0.2%
         300,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp.................................................      6.13%       03/01/22            304,500
                                                                                                                ---------------

                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.3%
         500,000  Icahn Enterprises LP / Icahn Enterprises Finance Corp...........      6.00%       08/01/20            527,500
                                                                                                                ---------------

                  PACKAGED FOODS & MEATS -- 0.1%
         125,000  Post Holdings, Inc. (g).........................................      6.75%       12/01/21            125,156
                                                                                                                ---------------

                  PHARMACEUTICALS -- 0.2%
         400,000  Par Pharmaceutical Cos., Inc....................................      7.38%       10/15/20            427,000
                                                                                                                ---------------

                  RESTAURANTS -- 0.1%
         300,000  Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock
                     International LLC (g)........................................      5.88%       05/15/21            297,000
                                                                                                                ---------------

                  SEMICONDUCTOR EQUIPMENT -- 0.3%
         500,000  Micron Technology, Inc. (g).....................................      5.88%       02/15/22            526,250
                                                                                                                ---------------

                  SEMICONDUCTORS -- 0.0%
          85,000  Freescale Semiconductor, Inc. (g)...............................      6.00%       01/15/22             87,338
                                                                                                                ---------------

                  SPECIALTY CHEMICALS -- 0.4%
         750,000  Hexion U.S. Finance Corp........................................      6.63%       04/15/20            753,750
                                                                                                                ---------------


Page 16                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2014

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  TRADING COMPANIES & DISTRIBUTORS -- 0.3%
$        600,000  BlueLine Rental Finance Corp. (g)...............................      7.00%       02/01/19    $       633,000
                                                                                                                ---------------

                  WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
         110,000  Frontier Communications Corp....................................      6.25%       09/15/21            113,919
         110,000  Frontier Communications Corp....................................      6.88%       01/15/25            111,650
         250,000  Sprint Corp. (g)................................................      7.25%       09/15/21            265,000
         500,000  Sprint Corp. (g)................................................      7.88%       09/15/23            542,500
         150,000  T-Mobile USA, Inc...............................................      6.00%       03/01/23            154,875
         625,000  T-Mobile USA, Inc...............................................      6.73%       04/28/22            663,281
                                                                                                                ---------------
                                                                                                                      1,851,225
                                                                                                                ---------------
                  TOTAL CORPORATE BONDS.......................................................................       19,307,320
                  (Cost $19,263,834)                                                                            ---------------


FOREIGN CORPORATE BONDS -- 1.9%

                  AEROSPACE & DEFENSE -- 0.3%
         250,000  Bombardier, Inc. (g)............................................      7.75%       03/15/20            278,750
         334,000  Bombardier, Inc. (g)............................................      6.00%       10/15/22            343,394
                                                                                                                ---------------
                                                                                                                        622,144
                                                                                                                ---------------

                  DIVERSIFIED CHEMICALS -- 0.1%
         250,000  INEOS Group Holdings SA (g).....................................      5.88%       02/15/19            250,313
                                                                                                                ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.4%
         250,000  Numericable Group SA (g)........................................      4.88%       05/15/19            250,313
         500,000  Numericable Group SA (g)........................................      6.00%       05/15/22            511,874
                                                                                                                ---------------
                                                                                                                        762,187
                                                                                                                ---------------

                  METAL & GLASS CONTAINERS -- 0.2%
          62,000  Ardagh Packaging Finance PLC / Ardagh Holdings
                     USA, Inc. (g)................................................      6.25%       01/31/19             62,620
         373,588  Ardagh Packaging Finance PLC / Ardagh Holdings
                     USA, Inc. (g)................................................      7.00%       11/15/20            382,928
                                                                                                                ---------------
                                                                                                                        445,548
                                                                                                                ---------------

                  OIL & GAS EQUIPMENT & SERVICES -- 0.2%
         500,000  Niska Gas Storage Canada ULC / Niska Gas Storage Canada
                     Finance Corp. (g)............................................      6.50%       04/01/19            374,375
                                                                                                                ---------------

                  PHARMACEUTICALS -- 0.4%
         700,000  Capsugel SA (g) (k).............................................      7.00%       05/15/19            713,125
                                                                                                                ---------------

                  RESTAURANTS -- 0.0%
         100,000  Burger King Corp. (g)...........................................      6.00%       04/01/22            101,875
                                                                                                                ---------------

                  SECURITY & ALARM SERVICES -- 0.3%
         500,000  Garda World Security Corp. (g)..................................      7.25%       11/15/21            500,000
                                                                                                                ---------------
                  TOTAL FOREIGN CORPORATE BONDS...............................................................        3,769,567
                  (Cost $3,860,584)                                                                             ---------------

                  TOTAL INVESTMENTS -- 98.1%..................................................................  $   192,594,632
                  (Cost $194,470,512) (l)

                  NET OTHER ASSETS AND LIABILITIES -- 1.9%....................................................        3,747,525
                                                                                                                ---------------
                  NET ASSETS -- 100.0%........................................................................  $   196,342,157
                                                                                                                ===============


                        See Notes to Financial Statements                Page 17

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2014

(a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2014. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c)   This issuer has filed for protection in federal bankruptcy court.

(d) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(e) Delayed Draw Loan (See Note 2C - Unfunded Loan Commitments in the Notes to Financial Statements).

(f)   Represents commitment fee rate on Unfunded Loan Commitment.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2014, securities noted as such amounted to $14,687,437 or 7.5% of net assets.

(h) These notes are Senior Payment-in-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.13% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. The first interest payment is scheduled for November 1, 2014.

(i) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 10% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 200 basis points. This security paid interest in cash.

(j) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2014.

(k) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. This security paid interest in cash.

(l) Aggregate cost for federal income tax purposes is $194,574,100. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $610,897 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,590,365.

---------------------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2014          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------

Senior Floating-Rate Loan Interests*...............  $   169,517,745   $            --   $   169,517,745   $            --
Corporate Bonds*...................................       19,307,320                --        19,307,320                --
Foreign Corporate Bonds*...........................        3,769,567                --         3,769,567                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments..................................  $   192,594,632   $            --   $   192,594,632   $            --
                                                     ---------------   ---------------   ---------------   ---------------

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2014.


Page 18                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value..................................................       $  192,594,632
Cash...................................................................           10,759,759
Receivables:
   Investment securities sold..........................................            5,504,478
   Interest............................................................            1,059,042
                                                                              --------------
      Total Assets.....................................................          209,917,911
                                                                              --------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................            8,522,593
   Capital shares redeemed.............................................            4,886,216
   Investment advisory fees............................................              144,364
   Unfunded loan commitments...........................................               22,581
                                                                              --------------
      Total Liabilities................................................           13,575,754
                                                                              --------------
NET ASSETS.............................................................       $  196,342,157
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................       $  198,338,739
Par value..............................................................               40,000
Accumulated net investment income (loss)...............................              111,375
Accumulated net realized gain (loss) on investments....................            (272,077)
Net unrealized appreciation (depreciation) on investments..............          (1,875,880)
                                                                              --------------
NET ASSETS.............................................................       $  196,342,157
                                                                              ==============
NET ASSET VALUE, PER SHARE.............................................       $        49.09
                                                                              ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................            4,000,002
                                                                              ==============
Investments, at cost...................................................       $  194,470,512
                                                                              ==============


                        See Notes to Financial Statements                Page 19

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2014

INVESTMENT INCOME:
Interest...............................................................       $    7,649,466
Foreign tax withholding................................................                (316)
                                                                              --------------
   Total investment income.............................................            7,649,150
                                                                              --------------
EXPENSES:
Investment advisory fees...............................................            1,456,244
                                                                              --------------
   Total expenses......................................................            1,456,244
                                                                              --------------
NET INVESTMENT INCOME (LOSS)...........................................            6,192,906
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.............................              (3,980)
   Net change in unrealized appreciation (depreciation) on investments.          (1,924,903)
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................          (1,928,883)
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................       $    4,264,023
                                                                              ==============


Page 20                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  FOR THE PERIOD
                                                                                 FOR THE           5/1/2013 (a)
                                                                                YEAR ENDED           THROUGH
                                                                                10/31/2014          10/31/2013
                                                                              --------------      --------------
OPERATIONS:
   Net investment income (loss)........................................       $    6,192,906      $      754,561
   Net realized gain (loss)............................................               (3,980)            (98,262)
   Net change in unrealized appreciation (depreciation)................           (1,924,903)             49,023
                                                                              --------------      --------------
   Net increase (decrease) in net assets resulting from operations.....            4,264,023             705,322
                                                                              --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................           (6,200,004)           (805,923)
   Return of capital...................................................                   --            (140,429)
                                                                              --------------      --------------
   Total distributions to shareholders.................................           (6,200,004)           (946,352)
                                                                              --------------      --------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...........................................          106,733,032          96,672,852
   Cost of shares redeemed.............................................           (4,886,716)                 --
                                                                              --------------      --------------
   Net Increase (decrease) in net assets resulting
      from shareholder transactions....................................          101,846,316          96,672,852
                                                                              --------------      --------------
   Total increase (decrease) in net assets.............................           99,910,335          96,431,822

NET ASSETS:
   Beginning of period.................................................           96,431,822                  --
                                                                              --------------      --------------
   End of period.......................................................       $  196,342,157      $   96,431,822
                                                                              ==============      ==============

   Accumulated net investment income (loss) at end of period...........       $      111,375      $           --
                                                                              ==============      ==============
CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period.............................            1,950,002                  --
   Shares sold.........................................................            2,150,000           1,950,002
   Shares redeemed.....................................................             (100,000)                 --
                                                                              --------------      --------------
   Shares outstanding, end of period...................................            4,000,002           1,950,002
                                                                              ==============      ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


                        See Notes to Financial Statements                Page 21

FIRST TRUST SENIOR LOAN FUND (FTSL)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                FOR THE PERIOD
                                                                 FOR THE         5/1/2013 (a)
                                                                YEAR ENDED         THROUGH
                                                                10/31/2014        10/31/2013
                                                              --------------    --------------
Net asset value, beginning of period                             $   49.45         $   50.00
                                                                 ---------         ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          1.77              0.90
Net realized and unrealized gain (loss)                              (0.36)            (0.45)
                                                                 ---------         ---------
Total from investment operations                                      1.41              0.45
                                                                 ---------         ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (1.77)            (0.85)
Return of capital                                                       --             (0.15)
                                                                 ---------         ---------
Total distributions paid to shareholders                             (1.77)            (1.00)
                                                                 ---------         ---------
Net asset value, end of period                                   $   49.09         $   49.45
                                                                 =========         =========
TOTAL RETURN (b)                                                      2.91%             0.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $ 196,342         $  96,432
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                         0.85%             0.85% (c)
Ratio of net investment income (loss) to average net assets           3.61%             3.29% (c)
Portfolio turnover rate (d)                                             97%               51%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the begin of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in in-kind transactions.


Page 22                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2014

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of five funds that are offering shares. This report covers the First Trust Senior Loan Fund (the "Fund"), which trades under the ticker "FTSL" on The NASDAQ(R) Stock Market LLC ("NASDAQ"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets in senior floating rate loan interests ("Senior Loans")1 that are made predominantly to businesses operating in North America. The Fund invests primarily in Senior Loans rated below investment grade quality. The Fund may also invest up to 20% of its net assets in non-Senior Loan debt securities including high-yield bonds, warrants and equity securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

---------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2014

    Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available

      1)  benchmark yields;
      2)  reported trades;
      3)  broker/dealer quotes;
      4)  issuer spreads;
      5)  benchmark securities;
      6)  bids and offers; and
      7)  reference data including market research publications.

    Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

    Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)  the credit conditions in the relevant market and changes thereto;
      2)  the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)  the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)  the type, size and cost of a security;
      4)  the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6)  the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
      8)  the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)  borrower's/issuer's competitive position within the industry;
     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)  other relevant factors.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2014

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund did not have any when-issued, delayed-delivery or forward purchase commitments (other than unfunded commitments discussed below) as of October 31, 2014.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain loan commitments, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments of $22,581 as of October 31, 2014.

D. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2014

The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2014 was as follows:

             Distributions        Distributions        Distributions
               paid from            paid from            paid from
                Ordinary             Capital             Return of
                 Income               Gains               Capital
             --------------       --------------       --------------
             $    6,200,004       $           --       $           --

The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2013 was as follows:

             Distributions        Distributions        Distributions
               paid from            paid from            paid from
                Ordinary             Capital             Return of
                 Income               Gains               Capital
             --------------       --------------       --------------
             $      805,923       $          --        $      140,429

As of October 31, 2014, the components of distributable earnings on a tax basis for the Fund were as follows:

                                   Accumulated              Net
             Undistributed         Capital and           Unrealized
                Ordinary              Other             Appreciation
                 Income            Gain (Loss)         (Depreciation)
             --------------       --------------       --------------
             $      111,375       $    (168,489)       $   (1,979,468)

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. As of October 31, 2014, the Fund had non-expiring capital loss carryforwards of $168,489 that may be carried forward indefinitely. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2014, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013 and 2014 remain open to federal and state audit. As of October 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2014, the adjustments for the Fund were as follows:

                                    Accumulated
               Accumulated         Net Realized
             Net Investment         Gain (Loss)
              Income (Loss)        on Investment       Paid-in-Capital
             --------------       --------------       ---------------
             $      118,473       $     (118,473)      $           --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2014

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and the Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $261,112,017 and $158,708,283, respectively.

For the year ended October 31, 2014, there were no in-kind transactions.

                                 5. BORROWINGS

Effective April 25, 2014, the Trust, on behalf of the Fund, along with the First Trust Exchange-Traded Fund III and First Trust Series Fund entered into an $80 million Committed Line of Credit ("Line of Credit") with The Bank of Nova Scotia ("Scotia") as administrative agent, to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans is charged by Scotia, which First Trust allocates amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged.

Prior to April 25, 2014, the Trust, on behalf of the Fund, along with First Trust Series Fund, First Trust Variable Insurance Trust and First Trust Exchange-Traded Fund III had a $50 million Line of Credit with Scotia. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans was charged by Scotia.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2014

difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposited Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2016.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 5, 2014, First Trust Low Duration Mortgage Opportunities ETF, an additional series of the Trust, began trading under the ticker symbol "LMBS" on NASDAQ.

On November 20, 2014, the Fund declared a distribution of $0.1500 per share to shareholders of record on November 25, 2014, payable November 28, 2014.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SENIOR LOAN FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Senior Loan Fund (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodian, brokers, and agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Senior Loan Fund as of October 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2014 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2014, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

    Dividends Received Deduction                Qualified Dividend Income
    ----------------------------               ----------------------------
               0.00%                                      0.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

CASH TRANSACTION RISK: The Fund currently intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemptions for in-kind securities. Because the Fund principally effects redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CREDIT RISK: Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it may invest a substantial portion of its net assets in high yield or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

HIGH YIELD SECURITIES RISK: High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2014 (UNAUDITED)

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will likely decline because the Fund holds floating rate debt that will adjust lower with falling interest rates. For loans, interest rates typically reset periodically.

INTEREST RATE RISK: Interest rate risk is the risk that the value of the debt securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk, which measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

LOAN RISK: An investment in Senior Loans subjects the Fund to credit risk, which is heightened for Senior Loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior Loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for Senior Loan trades, and the Senior Loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in Senior Loans may have uncertain settlement time periods. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed-income instruments.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

NON-DIVERSIFICATION RISK: The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

OTHER DEBT SECURITIES RISK: Secured loans that are not first lien, loans that are unsecured and debt securities are subject to many of the same risks that affect Senior Loans; however they are often unsecured and/or lower in the issuer's capital structure than Senior Loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

PREPAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2014 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                      TERM OF OFFICE                                             THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                    AND YEAR FIRST                                              FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND                    ELECTED OR                 PRINCIPAL OCCUPATIONS           OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST                 APPOINTED                   DURING PAST 5 YEARS              TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee        o  Indefinite Term    Physician; President, Wheaton                111        None
c/o First Trust Advisors L.P.                             Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,             o  Since Inception    Real Estate Limited Partnership;
  Suite 400                                               Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee           o  Indefinite Term    President (March 2010 to Present), Senior    111        Director of ADM
c/o First Trust Advisors L.P.                             Vice President and Chief Financial Officer              Investor Services,
120 East Liberty Drive,             o Since Inception     (May 2007 to March 2010), ADM Investor                  Inc., ADM
  Suite 400                                               Services, Inc. (Futures Commission                      Investor Services
Wheaton, IL 60187                                         Merchant)                                               International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee            o  Indefinite Term    President (2003 to Present), Hibs            111        Director of Trust
c/o First Trust Advisors L.P.                             Enterprises (Financial and Management                   Company of
120 East Liberty Drive,             o  Since Inception    Consulting)                                             Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee            o  Indefinite Term    Managing Director and Chief Operating        111        Director of
c/o First Trust Advisors L.P.                             Officer (January 2015 to Present), Pelita               Covenant
120 East Liberty Drive,             o  Since Inception    Harapan Educational Foundation                          Transport, Inc.
  Suite 400                                               (Educational Products and Services);                    (May 2003 to
Wheaton, IL 60187                                         President and Chief Executive Officer                   May 2014)
D.O.B.: 03/54                                             (June 2012 to September 2014), Servant
                                                          Interactive LLC (Educational Products and
                                                          Services); President and Chief Executive
                                                          Officer (June 2012 to September 2014), Dew
                                                          Learning LLC (Educational Products and
                                                          Services); President (June 2002 to June
                                                          2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,         o  Indefinite Term    Chief Executive Officer (December 2010       111        None
Chairman of the Board                                     to Present), President (until December
120 East Liberty Drive,             o Since Inception     2010), First Trust Advisors L.P. and First
   Suite 400                                              Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                         Board of Directors, BondWave LLC
D.O.B.: 09/55                                             (Software Development Company/
                                                          Investment Advisor) and Stonebridge
                                                          Advisors LLC (Investment Advisor)

-----------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2014 (UNAUDITED)

                                  POSITION AND             TERM OF OFFICE
       NAME, ADDRESS                OFFICES                AND LENGTH OF                       PRINCIPAL OCCUPATIONS
     AND DATE OF BIRTH             WITH TRUST                 SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley            President and Chief         o  Indefinite Term      Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,      Executive Officer                                   and Chief Financial Officer, First Trust Advisors
   Suite 400                                           o  Since Inception      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas             Treasurer, Chief Financial  o  Indefinite Term      Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,      Officer and Chief                                   President (April 2007 to Present), First Trust
   Suite 400               Accounting Officer          o  Since Inception      Advisors L.P. and First
Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine           Secretary and Chief         o  Indefinite Term      General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,      Legal Officer                                       Trust Portfolios L.P.; Secretary and General
   Suite 400                                           o  Since Inception      Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                              Company/Investment Advisor); Secretary of
D.O.B.: 05/60                                                                  Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist        Vice President              o  Indefinite Term      Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                           o  Since Inception      First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher            Chief Compliance Officer    o  Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,      and Assistant Secretary                             and First Trust Portfolios L.P.
   Suite 400                                           o  Chief Compliance
Wheaton, IL 60187                                         Officer Since
D.O.B.: 12/66                                             Inception

                                                       o  Assistant Secretary
                                                          Since Inception

Roger F. Testin            Vice President              o  Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive                                                           and First Trust Portfolios L.P.
   Suite 400                                           o  Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland                Vice President              o  Indefinite Term      Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
   Suite 400                                           o  Since Inception      First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 11/70


--------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

-----------------------------------------------------------------------------
PRIVACY POLICY
-----------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2014

PRIVACY POLICY

First Trust values our relationship with you and consider your privacy an important priority in maintaining that relationship.

We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o   Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Enhanced Short
Maturity ETF (FTSM)


Annual Report
For the Period
August 5, 2014
(Commencement of Operations)
through October 31, 2014

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2014

Shareholder Letter..........................................................   1
Fund Performance Overview...................................................   2
Portfolio Commentary........................................................   5
Understanding Your Fund Expenses............................................   7
Portfolio of Investments....................................................   8
Statement of Assets and Liabilities.........................................  14
Statement of Operations.....................................................  15
Statement of Changes in Net Assets..........................................  16
Financial Highlights........................................................  17
Notes to Financial Statements...............................................  18
Report of Independent Registered Public Accounting Firm.....................  24
Additional Information......................................................  25
Board of Trustees and Officers..............................................  29
Privacy Policy..............................................................  31

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Enhanced Short Maturity ETF, hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2014

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Enhanced Short Maturity ETF (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements since the Fund's inception. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
 FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

First Trust Enhanced Short Maturity ETF's (the "Fund") investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate instruments (collectively, "Fixed Income Securities") issued by U.S. and non-U.S. public and private sector entities. Fixed Income Securities will include the following types of fixed- and variable-rate debt securities: corporate and government bonds and notes; agency securities; instruments of non-U.S. issuers in developed markets; privately issued securities; asset-backed securities; mortgage-related securities; municipal bonds; and money market securities.

The Fund's investment advisor selects securities for the portfolio by evaluating fixed income sectors and macro market trends while completing bottom-up analysis of individual securities. Portfolio securities are selected based upon relative value in the context of overall portfolio duration. Key inputs for the screens in the securities selection process include, but are not limited to, credit quality, yield, interest rate sensitivity and liquidity. The Fund's holdings are systematically monitored for meaningful changes in performance and risk measures. A security will generally be sold when the Fund's investment advisor believes that a security can be substituted for a similar investment that represents better relative value; it lacks adequate compensation for embedded credit risk; or when rebalancing the portfolio to maintain diversification. Under normal market conditions, the Fund's average duration is expected to be below one year and the average maturity of the Fund's portfolio is expected to be below three years.

--------------------------------------------------------------------------------
 PERFORMANCE AS OF OCTOBER 31, 2014
--------------------------------------------------------------------------------
                                                                  CUMULATIVE
                                                                TOTAL RETURNS
                                                              Inception (8/5/14)
                                                                 to 10/31/14

FUND PERFORMANCE
NAV                                                                 0.16%
Market Price                                                        0.16%

INDEX PERFORMANCE
BofA Merrill Lynch 0-1 Year U.S. Treasury Index                     0.02%
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

--------------------------------------------------------
PORTFOLIO ASSET CLASSIFICATION AS OF OCTOBER 31, 2014
--------------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                  INVESTMENTS & CASH
--------------------------------------------------------
Commercial Paper                             60.85%
Corporate Bonds                              26.16
Foreign Corporate Bonds                       8.71
U.S. Government Notes                         3.95
U.S. Government Agency Mortgage-Backed
   Securities                                 0.09
Exchange-Traded Funds                         0.05
Asset-Backed Securities                       0.01
Mortgage-Backed Securities                    0.01
Cash                                          0.17
                                           ---------
     Total                                  100.00%
                                           =========

--------------------------------------------------------
CREDIT QUALITY AS OF OCTOBER 31, 2014
--------------------------------------------------------
                                          % OF TOTAL
CREDIT RATING(1)                      INVESTMENTS & CASH
--------------------------------------------------------
Government                                    4.07%
AAA                                           0.01
AA+                                           2.15
AA-                                           3.90
A+                                            2.50
A                                            11.24
A-                                            8.24
BBB+                                          3.64
BBB                                           2.33
BBB-                                          1.26
BB                                            0.05
A-2 (Short-Term)                             26.96
A-3 (Short Term)                             32.51
Not Rated                                     0.97
Cash                                          0.17
                                           ---------
     Total                                  100.00%
                                           =========

--------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2014
--------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                           INVESTMENTS
--------------------------------------------------------
Talisman Energy, Inc.                         4.76%
Thermo Fisher Scientific, Inc.                4.74
Alcoa, Inc.                                   4.72
NiSource Finance Corp.                        4.19
DCP Midstream LLC                             4.19
Mohawk Industries, Inc.                       4.19
Humana, Inc.                                  4.19
Romulus Funding Corp.                         4.11
Pepco Holdings, Inc.                          3.69
Noble Corp.                                   3.50
                                           ---------
     Total                                   42.28%
                                           =========

-----------------------------
(1) The ratings are by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under "Government". Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       AUGUST 5, 2014 - OCTOBER 31, 2014

               First Trust Enhanced            BofA Merrill Lynch 0-1 Year
                Short Maturity ETF                 U.S. Treasury Index
8/5/14               $10,000                             $10,000
10/31/14              10,016                              10,002

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 6, 2014 (commencement of trading) through October 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                   BELOW NAV
                               ----------------------------------------      ----------------------------------------
                               0.00%-      0.50%-     1.00%-                 0.00%-     0.50%-      1.00%-
FOR THE PERIOD                 0.49%       0.99%      1.99%     >=2.00%      0.49%      0.99%       1.99%     >=2.00%
8/6/14 - 10/31/14                47           0          0          0          15          0           0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First Trust Enhanced Short Maturity ETF (the "Fund" or "FTSM"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor or sub-advisor for five mutual fund portfolios, nine exchange-traded trusts consisting of 99 series and 15 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP").

                           PORTFOLIO MANAGEMENT TEAM

TODD LARSON, CFA - VICE PRESIDENT, PORTFOLIO MANAGER
JEREMIAH CHARLES - VICE PRESIDENT, PORTFOLIO MANAGER
JAMES SNYDER - VICE PRESIDENT, PORTFOLIO MANAGER
WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST ENHANCED SHORT MATURITY ETF

The Fund commenced trading on August 5, 2014. The Fund is an actively managed exchange-traded fund, and its investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed and variable-rate instruments issued by U.S. and non-U.S. public and private sector entities. Fixed Income Securities will include the following types of fixed and variable-rate debt securities: corporate and government bonds and notes; agency securities; instruments of non-U.S. issuers in developed markets; privately issued securities; asset-backed securities; mortgage-related securities; municipal bonds; and money market securities. Under normal market conditions, the Fund's average duration is expected to be below one year and the average maturity of the Fund's portfolio is expected to be below three years.

OVERALL MARKET RECAP

Monetary policy, banking and money market reform were ongoing themes in the short-maturity asset class since the Fund launched in early August. The Federal Reserve (the "Fed") continued to refine its message regarding the normalization of interest rates alongside incoming macroeconomic data and other forms of bank regulation. In its statement following the October Federal Open Market Committee ("FOMC") meeting, the Fed raised its assessment of economic expansion even while maintaining its commitment to keep rates low for "a considerable period". While gauging economic growth, the Fed also worked on exit mechanics for normalizing monetary policy. While some details remain undefined, the roadmap published by the FOMC in September described a trinity of policy tools it intends to use to drain reserves: interest on excess reserves (referred to as IOER), Fed Funds, and a reverse repo facility ("RRP"). Fed Funds will remain the key interest rate and it will be targeted below the IOER and above the RRP rate. Implementation of these tools coincides with the Fed and other regulators handing down a regulatory "Rubik's Cube" (meaning an environment of many possible outcomes) to big money center banks with which it works to effect monetary policy. New and pending regulations covering bank leverage, liquidity buffers, and wholesale funding have the potential to significantly affect supply and demand pressures in the money markets. Lastly, the SEC finalized money market reform measures after years of debate. The ruling was finalized July 23, 2014, but implementation is not required until October 14, 2016. As part of the ruling, institutional prime (and municipal) funds will be required to adopt floating net asset values ("NAV") and non-government funds will be required to establish liquidity fees and redemption gates to deter outflows causing undesirable NAV volatility. The scope of all these changes contributed to a bout of interest-rate volatility in September and October. Although yield fluctuations at the very front-end were quite small, the Treasury two-year and three-year moved in a range of about 25 and 40 basis points, respectively. Interestingly, rates ended October little changed from the beginning of August when the Fund launched. This sort of volatility may well become more commonplace as the Fed not only begins to normalize monetary policy following years of extreme accommodation, but does so with a new set of tools and regulations.

FUND PERFORMANCE

For the period of August 5, 2014 through October 31, 2014, the NAV and market price total return for the Fund were 0.16%. This compares favorably to the Fund's benchmark index, the BofA Merrill Lynch 0-1 Year U.S. Treasury Index
(G0QA), which returned 0.02% during this same period. The Fund's monthly distribution rate averaged 0.37% (annualized) during the period. Commercial paper holdings, corporate bonds, mortgage-backed securities, and U.S. Treasury notes all added to relative performance. Greater income (yield) was the key driver to outperformance among all asset classes. Commercial paper holdings in

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

energy companies, consumer product manufacturers, and electric and gas utilities were leading contributors. These companies are investment-grade credit quality and most have a short-term credit rating of A-2 or A-3 from Standard & Poor's and P-2 or P-3 from Moody's. Another key contributor to performance was floating-rate notes ("FRNs" or "floaters"). Floaters are primarily issued by banks and other financial industry companies and earn a coupon that resets quarterly based on three-month London Interbank Offered Rate ("LIBOR") (a common benchmark for interest rate indexes) plus a credit spread. It is the quarterly reset of the coupon (as opposed to a fixed coupon) that keeps interest rate risk low even though the maturity date is longer into the future. Most floaters mature within three years. With the base three-month LIBOR rate remaining stable around 0.23%, the coupons from floaters provided a significant yield advantage to similar duration Treasuries despite wider credit spreads late in the period, which did offset some of the benefit.

MARKET AND FUND OUTLOOK

We expect the Fed will begin to raise short-term interest rates in mid-2015 owing to steady economic expansion underpinned by employment and wage growth. Yields on short-term instruments (like 30-day commercial paper) will change in close correlation with Fed Funds. Yields on longer-maturity securities such as two-year and three-year Treasuries and the three-month LIBOR will begin to increase in anticipation of the Fed's decision and likely timing of additional rate increases. By next October, the forward curve is pricing in a shift of approximately 60 basis points. We expect FRNs will perform well in that environment and in particular those with resets that coincide closely with rate increases by the Fed. The Fund's strategy of laddering commercial paper maturities is also very well suited for a rising-rate environment, in our opinion. We expect corporate credit spreads to remain supported by solid earnings and revenue growth commensurate with stable macroeconomic expansion. Moreover, key credit metrics like leverage, interest coverage, and free cash flow; typically remain healthy among investment-grade credits at this stage of the business cycle. Credit spreads may come under some pressure owing to the uncertainty of how the economy will respond to monetary policy, but ultimately, we would view such a response as a buying opportunity for the reasons mentioned above. For the Fund's mortgage-backed securities (also referred to as "MBS") allocation, the portfolio management team will focus on high-quality agency securities with the best risk-adjusted expected returns that are also very liquid, have durations below two years, effective maturities below three years, and exhibit low prepayment volatility.

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2014 (UNAUDITED)

As a shareholder of First Trust Enhanced Short Maturity ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended October 31, 2014.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  EXPENSES PAID
                                                                                             ANNUALIZED            DURING THE
                                                                                            EXPENSE RATIO            PERIOD
                                                       BEGINNING            ENDING          BASED ON THE       AUGUST 5, 2014 (a)
                                                     ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS              TO
                                                  AUGUST 5, 2014 (a)   OCTOBER 31, 2014   IN THE PERIOD (b)   OCTOBER 31, 2014 (c)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
Actual                                                $1,000.00           $1,001.60             0.26%                  $0.63
Hypothetical (5% return before expenses)              $1,000.00           $1,023.89             0.26%                  $1.33

(a)   Inception date.

(b) These expense ratios reflect expense waivers. See Note 3 in the Notes to the Financial Statements.

(c) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (August 5, 2014 through October 31, 2014), multiplied by 88/365. Hypothetical expenses are assumed for the most recent one-half year period.

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014

                                                                     ANNUALIZED
   PRINCIPAL                                                        YIELD ON DATE     STATED
     VALUE                          DESCRIPTION                      OF PURCHASE     MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
COMMERCIAL PAPER -- 61.5%

                   DIVERSIFIED FINANCIAL SERVICES -- 4.1%
$     23,500,000   Romulus Funding Corp.........................        0.45%        11/05/14    $    23,498,825
                                                                                                 ---------------
                   ELECTRIC -- 4.9%
         257,000   Entergy Corp.................................        0.65%        11/06/14            256,977
       4,000,000   Pepco Holdings, Inc..........................        0.50%        11/05/14          3,999,778
       2,500,000   Pepco Holdings, Inc..........................        0.51%        11/13/14          2,499,575
      21,100,000   Pepco Holdings, Inc..........................        0.51%        12/02/14         21,090,733
                                                                                                 ---------------
                                                                                                      27,847,063
                                                                                                 ---------------
                   ELECTRONICS -- 9.0%
      10,000,000   Arrow Electronics, Inc.......................        0.55%        11/05/14          9,999,389
      14,000,000   Arrow Electronics, Inc.......................        0.70%        12/01/14         13,991,834
      27,100,000   Thermo Fisher Scientific, Inc................    0.40% - 0.42%    11/12/14         27,096,541
                                                                                                 ---------------
                                                                                                      51,087,764
                                                                                                 ---------------
                   GAS -- 4.8%
       3,000,000   NiSource Finance Corp........................        0.50%        11/06/14          2,999,792
      24,000,000   NiSource Finance Corp........................        0.57%        11/12/14         23,995,820
         500,000   NiSource Finance Corp........................        0.60%        11/13/14            499,900
                                                                                                 ---------------
                                                                                                      27,495,512
                                                                                                 ---------------
                   HEALTH CARE SERVICES -- 4.8%
       3,000,000   Humana, Inc..................................        0.46%        11/04/14          2,999,885
      24,000,000   Humana, Inc..................................        0.54%        12/01/14         23,989,200
                                                                                                 ---------------
                                                                                                      26,989,085
                                                                                                 ---------------
                   LODGING -- 1.8%
      10,000,000   Wyndham Worldwide Corp.......................        0.52%        11/05/14          9,999,422
                                                                                                 ---------------
                   MINING -- 4.8%
      27,000,000   Alcoa, Inc...................................        0.50%        11/10/14         26,996,625
                                                                                                 ---------------
                   MISCELLANEOUS MANUFACTURING -- 3.5%
      20,000,000   Textron, Inc.................................        0.50%        11/06/14         19,998,611
                                                                                                 ---------------
                   OIL & GAS -- 8.4%
      20,000,000   Noble Corp/Cayman Islands....................        0.40%        11/04/14         19,999,333
         250,000   Talisman Energy, Inc.........................        0.61%        11/07/14            249,975
      27,250,000   Talisman Energy, Inc.........................    0.55% - 0.61%    11/13/14         27,244,999
                                                                                                 ---------------
                                                                                                      47,494,307
                                                                                                 ---------------
                   OIL & GAS SERVICES -- 4.8%
      11,000,000   Weatherford International PLC................        0.84%        11/03/14         10,999,487
       3,000,000   Weatherford International PLC................        0.89%        11/05/14          2,999,703
       9,621,000   Weatherford International PLC................        0.87%        11/10/14          9,618,908
         250,000   Weatherford International PLC................        0.85%        11/12/14            249,935
         250,000   Weatherford International PLC................        0.85%        11/14/14            249,923
       3,000,000   Weatherford International PLC................        0.80%        11/19/14          2,998,800
                                                                                                 ---------------
                                                                                                      27,116,756
                                                                                                 ---------------
                   PIPELINES -- 4.8%
       3,000,000   DCP Midstream LLC............................        0.55%        11/05/14          2,999,817
      24,000,000   DCP Midstream LLC............................        0.62%        11/14/14         23,994,626
         250,000   DCP Midstream LLC............................        0.65%        11/25/14            249,892
                                                                                                 ---------------
                                                                                                      27,244,335
                                                                                                 ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2014

                                                                     ANNUALIZED
   PRINCIPAL                                                        YIELD ON DATE     STATED
     VALUE                          DESCRIPTION                      OF PURCHASE     MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
COMMERCIAL PAPER  (CONTINUED)

                   TEXTILES -- 4.8%
$        500,000   Mohawk Industries, Inc.......................    0.52% - 0.53%    11/03/14    $       499,985
       3,000,000   Mohawk Industries, Inc.......................        0.55%        11/13/14          2,999,450
      24,000,000   Mohawk Industries, Inc.......................        0.54%        11/18/14         23,993,880
                                                                                                 ---------------
                                                                                                      27,493,315
                                                                                                 ---------------
                   TRANSPORTATION -- 1.0%
       5,500,000   Kansas City Southern.........................        0.47%        11/03/14          5,499,856
                                                                                                 ---------------
                   TOTAL COMMERCIAL PAPER....................................................        348,761,476
                   (Cost $348,761,476)                                                           ---------------

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
CORPORATE BONDS -- 26.4%

                   AUTO MANUFACTURERS -- 2.3%
       7,000,000   Daimler Finance North America LLC (a)(b).....        0.57%        08/01/17          6,995,247
       6,000,000   Volkswagen Group of America Finance LLC (a)(b)       0.60%        05/23/17          6,009,834
                                                                                                 ---------------
                                                                                                      13,005,081
                                                                                                 ---------------
                   BANKS -- 9.1%
          44,000   Bank of America Corp.........................        5.13%        11/15/14             44,054
          25,000   Bank of America Corp. (a)....................        0.49%        10/14/16             24,922
       7,050,000   Bank of America NA (a).......................        0.53%        06/15/17          7,002,088
          75,000   BB&T Corp. (a)...............................        1.09%        06/15/18             76,166
         100,000   Citigroup, Inc. (a)..........................        0.50%        06/09/16             99,191
       7,000,000   Citigroup, Inc. (a)..........................        0.77%        03/10/17          7,004,116
          50,000   Goldman Sachs Group, (The), Inc..............        5.50%        11/15/14             50,069
       7,025,000   Goldman Sachs Group, (The), Inc. (a).........        0.68%        03/22/16          7,020,174
          25,000   Goldman Sachs Group, (The), Inc. (a).........        1.33%        11/15/18             25,281
          50,000   JPMorgan Chase & Co. (a).....................        0.75%        02/15/17             50,175
          50,000   JPMorgan Chase & Co. (a).....................        1.13%        01/25/18             50,684
       7,000,000   JPMorgan Chase & Co. (a).....................        0.78%        04/25/18          7,008,358
          92,000   Morgan Stanley...............................        4.20%        11/20/14             92,155
       6,050,000   Morgan Stanley, Series G (a).................        1.51%        04/25/18          6,190,251
          25,000   National City Bank/Cleveland OH (a)..........        0.60%        06/07/17             24,819
       6,000,000   PNC Bank NA (a)..............................        0.53%        08/01/17          6,004,080
          49,000   Regions Financial Corp.......................        7.75%        11/10/14             49,050
       4,000,000   US Bank NA/Cincinnati OH (a).................        0.71%        10/28/19          4,012,716
          55,000   Wachovia Corp. (a)...........................        0.60%        10/15/16             54,971
       7,000,000   Wachovia Corp. (a)...........................        0.50%        06/15/17          6,981,345
          50,000   Wells Fargo & Co.............................        5.00%        11/15/14             50,063
                                                                                                 ---------------
                                                                                                      51,914,728
                                                                                                 ---------------
                   BIOTECHNOLOGY -- 1.1%
       6,000,000   Amgen, Inc. (a)..............................        0.61%        05/22/17          6,014,406
                                                                                                 ---------------
                   COMPUTERS -- 1.1%
       6,000,000   Apple, Inc. (a)..............................        0.48%        05/03/18          6,013,524
                                                                                                 ---------------
                   DIVERSIFIED FINANCIAL SERVICES -- 4.6%
       6,050,000   American Express Co. (a).....................        0.82%        05/22/18          6,084,975
          50,000   Ford Motor Credit Co. LLC (a)................        1.01%        01/17/17             50,322
       7,000,000   Ford Motor Credit Co. LLC (a)................        0.75%        09/08/17          6,989,178


                        See Notes to Financial Statements                 Page 9

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2014

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
CORPORATE BONDS (CONTINUED)

                   DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$      6,075,000   General Electric Capital Corp. (a)...........        0.95%        04/02/18    $     6,142,001
       7,100,000   HSBC Finance Corp. (a).......................        0.66%        06/01/16          7,099,737
                                                                                                 ---------------
                                                                                                      26,366,213
                                                                                                 ---------------
                   ELECTRIC -- 1.1%
          40,000   Constellation Energy Group, Inc..............        4.55%        06/15/15             40,908
       6,025,000   Duke Energy Corp. (a)........................        0.61%        04/03/17          6,048,805
          50,000   Oncor Electric Delivery Co. LLC..............        6.38%        01/15/15             50,579
                                                                                                 ---------------
                                                                                                       6,140,292
                                                                                                 ---------------
                   FOOD -- 1.2%
       7,083,000   Kroger (The) Co. (a).........................        0.76%        10/17/16          7,097,470
                                                                                                 ---------------
                   INSURANCE -- 2.5%
          25,000   CNA Financial Corp...........................        5.85%        12/15/14             25,143
       7,000,000   Metropolitan Life Global Funding I (a)(b)....        0.61%        04/10/17          7,034,664
       7,075,000   Prudential Financial, Inc. (a)...............        1.01%        08/15/18          7,144,830
                                                                                                 ---------------
                                                                                                      14,204,637
                                                                                                 ---------------
                   MEDIA -- 0.0%
          25,000   21st Century Fox America, Inc................        5.30%        12/15/14             25,128
          25,000   NBCUniversal Enterprise, Inc. (a)(b).........        0.77%        04/15/16             25,114
                                                                                                 ---------------
                                                                                                          50,242
                                                                                                 ---------------
                   PHARMACEUTICALS -- 1.1%
       6,000,000   Abbvie, Inc. (a).............................        0.99%        11/06/15          6,035,112
                                                                                                 ---------------
                   TELECOMMUNICATIONS -- 2.3%
       6,000,000   AT&T, Inc. (a)...............................        0.65%        03/30/17          6,013,572
       7,075,000   Verizon Communications, Inc. (a).............        0.63%        06/09/17          7,081,353
                                                                                                 ---------------
                                                                                                      13,094,925
                                                                                                 ---------------
                   TOTAL CORPORATE BONDS.....................................................        149,936,630
                   (Cost $149,907,624)                                                           ---------------

FOREIGN CORPORATE BONDS -- 8.8%

                   BANKS -- 6.4%
       6,000,000   Australia & New Zealand Banking Group
                      Ltd./New York, NY (a).....................        0.79%        05/15/18          6,030,384
          75,000   Bank of Montreal (a).........................        0.83%        04/09/18             75,502
       7,025,000   Bank of Nova Scotia (The) (a)................        0.65%        12/13/16          7,056,697
          25,000   BNP Paribas / BNP Paribas US Medium-Term
                      Note Program LLC (b)......................        5.13%        01/15/15             25,204
          25,000   BNP Paribas SA (a)...........................        0.82%        12/12/16             25,102
          25,000   Credit Agricole SA (a)(b)....................        1.08%        10/03/16             25,207
       6,000,000   Credit Agricole SA/London (a)(b).............        1.39%        04/15/16          6,071,730
       6,000,000   Credit Suisse/New York, NY, Series G (a).....        0.72%        05/26/17          6,017,496
          65,000   Deutsche Bank AG/London (a)..................        0.84%        02/13/17             65,286
       6,000,000   Deutsche Bank AG/London (a)..................        0.70%        05/30/17          6,008,394
         100,000   Santander US Debt Sau (b)....................        3.72%        01/20/15            100,631
          25,000   Toronto-Dominion Bank (The), Series 1 (a)....        0.78%        04/30/18             25,162
       5,000,000   Toronto-Dominion Bank (The) (a)..............        0.79%        11/05/19          5,001,225
                                                                                                 ---------------
                                                                                                      36,528,020
                                                                                                 ---------------


Page 10                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2014

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                   DIVERSIFIED FINANCIAL SERVICES -- 1.3%
$      7,050,000   Nomura Holdings, Inc. (a)....................        1.68%        09/13/16    $     7,178,268
                                                                                                 ---------------
                   OIL AND GAS -- 0.0%
          25,000   Petrobras Global Finance BV (a)..............        1.85%        05/20/16             25,063
          50,000   Petroleos Mexicanos..........................        4.88%        03/15/15             50,737
                                                                                                 ---------------
                                                                                                          75,800
                                                                                                 ---------------
                   PIPELINES -- 1.1%
       6,025,000   Enbridge, Inc. (a)...........................        0.89%        10/01/16          6,056,535
          50,000   Enbridge, Inc. (a)...........................        0.68%        06/02/17             50,044
                                                                                                 ---------------
                                                                                                       6,106,579
                                                                                                 ---------------
                   TELECOMMUNICATIONS -- 0.0%
          25,000   Telefonos de Mexico SAB de CV................        5.50%        01/27/15             25,284
                                                                                                 ---------------
                   TOTAL FOREIGN CORPORATE BONDS.............................................         49,913,951
                   (Cost $49,915,491)                                                            ---------------

U.S. GOVERNMENT NOTES -- 4.0%

          69,600   U.S. Treasury Note...........................        0.88%        06/15/17             69,763
      12,627,000   U.S. Treasury Note...........................        0.88%        10/15/17         12,610,232
      10,000,000   U.S. Treasury Note...........................        1.25%        10/31/18          9,954,690
                                                                                                 ---------------
                   TOTAL U.S. GOVERNMENT NOTES...............................................         22,634,685
                   (Cost $22,641,349)                                                            ---------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 0.1%

                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
                   Federal Home Loan Banks
          57,652      Series 2008-1372, Class 1.................        4.75%        05/18/18             62,163
                   Federal Home Loan Mortgage Corporation
           9,829      Series 2005-3057, Class LE................        5.00%        02/15/34              9,992
           3,013      Series 2007-3345, Class FP (a)............        0.35%        11/15/36              3,018
           3,421      Series 2007-3345, Class PF (a)............        0.33%        05/15/36              3,425
          69,940      Series 2010-3728, Class EL................        1.50%        09/15/20             70,612
                   Federal National Mortgage Association
          10,242      Series 2001-69, Class OG..................        5.50%        12/25/16             10,641
          62,007      Series 2010-104, Class BJ.................        2.00%        02/25/24             62,845
                   Government National Mortgage Association
          81,263      Series 2000-9, Class FG (a)...............        0.75%        02/16/30             82,040
          51,174      Series 2010-58, Class VW..................        4.50%        03/20/38             52,152
                                                                                                 ---------------
                                                                                                         356,888
                                                                                                 ---------------
                   PASS-THROUGH SECURITIES -- 0.0%
                   Federal Home Loan Mortgage Corporation
          26,147      Pool E99249...............................        5.50%        09/01/18             27,663
          50,670      Pool G12631...............................        5.50%        04/01/17             53,608
                   Federal National Mortgage Association
          60,036      Pool 889191...............................        4.50%        04/01/21             63,417
                                                                                                 ---------------
                                                                                                         144,688
                                                                                                 ---------------
                   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES...................            501,576
                   (Cost $499,026)                                                               ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2014

     SHARES                                       DESCRIPTION                                         VALUE
----------------   --------------------------------------------------------------------------    ---------------
EXCHANGE-TRADED FUNDS -- 0.0%

                   CAPITAL MARKETS -- 0.0%
           6,000   First Trust Senior Loan Fund (c)..........................................    $       293,460
                                                                                                 ---------------
                   TOTAL EXCHANGE-TRADED FUNDS...............................................            293,460
                   (Cost $295,093)                                                               ---------------

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
ASSET-BACKED SECURITIES -- 0.0%

                   Ally Auto Receivables Trust
$         48,765   Series 2012-5, Class A3......................        0.62%        03/15/17             48,825
                                                                                                 ---------------
                   TOTAL ASSET-BACKED SECURITIES.............................................             48,825
                   (Cost $48,798)                                                                ---------------

MORTGAGE-BACKED SECURITIES -- 0.0%

                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
                   Residential Asset Securitization Trust
          47,643   Series 2003-A4, Class A1.....................        4.25%        05/25/33             48,356
                                                                                                 ---------------
                   TOTAL MORTGAGE-BACKED SECURITIES..........................................             48,356
                   (Cost $47,643)                                                                ---------------

                   TOTAL INVESTMENTS -- 100.8%...............................................        572,138,959
                   (Cost $572,116,500) (d)
                   NET OTHER ASSETS AND LIABILITIES -- (0.8)%................................         (4,786,295)
                                                                                                 ---------------
                   NET ASSETS -- 100.0%......................................................    $   567,352,664
                                                                                                 ===============

-----------------------------

      (a) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2014.

      (b) This security, sold within the terms of a private placement memorandum, is exempt from registration iunder Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. At October 31, 2014, securities noted as such amounted to $26,287,631 or 4.6% of net assets.

      (c)   Investment in affiliated fund.

      (d) Aggregate cost for federal income tax purposes is $572,116,500. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $54,590 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $32,131.


Page 12                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2014

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2           LEVEL 3
                                                           TOTAL           LEVEL 1       SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                             10/31/2014         PRICES          INPUTS            INPUTS
---------------------------------------------------    -------------    -------------    -------------    -------------
Commercial Paper*..................................    $ 348,761,476    $          --    $ 348,761,476    $          --
Corporate Bonds*...................................      149,936,630               --      149,936,630               --
Foreign Corporate Bonds*...........................       49,913,951               --       49,913,951               --
U.S. Government Notes..............................       22,634,685               --       22,634,685               --
U.S. Government Agency Mortgage-Backed
   Securities......................................          501,576               --          501,576               --
Exchange-Traded Funds*.............................          293,460          293,460               --               --
Asset-Backed Securities............................           48,825               --           48,825               --
Mortgage-Backed Securities.........................           48,356               --           48,356               --
                                                       -------------    -------------    -------------    -------------
Total Investments..................................    $ 572,138,959    $    293,460     $ 571,845,499    $          --
                                                       -------------    -------------    -------------    -------------

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2014.


                        See Notes to Financial Statements                Page 13

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value - Unaffiliated...................................       $  571,845,499
Investments, at value - Affiliated.....................................              293,460
Cash...................................................................            1,004,319
Receivables:
   Interest............................................................              219,037
                                                                              --------------
   TOTAL ASSETS........................................................          573,362,315
                                                                              --------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................            6,001,639
   Investment advisory fees............................................                8,012
                                                                              --------------
   TOTAL LIABILITIES...................................................            6,009,651
                                                                              --------------
NET ASSETS.............................................................       $  567,352,664
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................       $  567,123,055
Par value..............................................................              189,000
Accumulated net investment income (loss)...............................               19,377
Accumulated net realized gain (loss) on investments ...................               (1,227)
Net unrealized appreciation (depreciation) on investments..............               22,459
                                                                              --------------
NET ASSETS.............................................................       $  567,352,664
                                                                              ==============
NET ASSET VALUE, per share.............................................       $        30.02
                                                                              ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................           18,900,002
                                                                              ==============
Investments, at cost - Unaffiliated....................................       $  571,821,407
                                                                              ==============
Investments, at cost - Affiliated......................................       $      295,093
                                                                              ==============


Page 14                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 5, 2014 (a) THROUGH OCTOBER 31, 2014

INVESTMENT INCOME:
Interest...............................................................       $       30,754
Dividends - Affiliated (See Note 2C)...................................                1,543
                                                                              --------------
   Total investment income.............................................               32,297
                                                                              --------------

EXPENSES:
Investment advisory fees...............................................               16,172
   Less fees waived by the investment advisor..........................               (6,742)
                                                                              --------------
   Net expenses........................................................                9,430
                                                                              --------------
NET INVESTMENT INCOME (LOSS)...........................................               22,867
                                                                              --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments - Unaffiliated.................                 (692)
                                                                              --------------

Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..........................................               24,092
   Investments - Affiliated (See Note 2C)..............................               (1,633)
                                                                              --------------
Net change in unrealized appreciation (depreciation)...................               22,459
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................               21,767
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................       $       44,634
                                                                              ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

                        See Notes to Financial Statements                Page 15

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
STATEMENT OF CHANGES IN NET ASSETS

                                                                              FOR THE PERIOD
                                                                               8/5/2014 (a)
                                                                                  THROUGH
                                                                                10/31/2014
                                                                              --------------
OPERATIONS:
   Net investment income (loss)........................................       $       22,867
   Net realized gain (loss)............................................                 (692)
   Net change in unrealized appreciation (depreciation)................               22,459
                                                                              --------------
   Net increase (decrease) in net assets resulting from operations.....               44,634
                                                                              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................               (4,025)
                                                                              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...........................................          567,312,055
   Cost of shares redeemed.............................................                   --
                                                                              --------------
  Net increase (decrease) in net assets resulting from shareholder
      transactions.....................................................          567,312,055
                                                                              --------------
   Total increase (decrease) in net assets.............................          567,352,664

NET ASSETS:
   Beginning of period.................................................                   --
                                                                              --------------
   End of period.......................................................       $  567,352,664
                                                                              ==============
   Accumulated net investment income (loss) at end of period...........       $       19,377
                                                                              ==============

CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period.............................                   --
   Shares sold.........................................................           18,900,002
   Shares redeemed.....................................................                   --
                                                                              --------------
   Shares outstanding, end of period...................................           18,900,002
                                                                              ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 16                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                FOR THE PERIOD
                                                                 8/5/2014 (a)
                                                                   THROUGH
                                                                  10/31/2014
                                                                --------------
Net asset value, beginning of period                               $  30.00
                                                                   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           0.03
Net realized and unrealized gain (loss)                                0.02
                                                                   --------
Total from investment operations                                       0.05
                                                                   --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                 (0.03)
                                                                   --------
Net asset value, end of period                                     $  30.02
                                                                   ========
TOTAL RETURN (b)                                                       0.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                               $567,353
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                          0.45% (c)
Ratio of net expenses to average net assets                            0.26% (c)
Ratio of net investment income (loss) to average net assets            0.64% (c)
Portfolio turnover rate (d)                                               0%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2014

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of five funds that are offering shares. This report covers the First Trust Enhanced Short Maturity ETF (the "Fund"), which trades under the ticker "FTSM" on The NASDAQ(R) Stock Market LLC ("NASDAQ"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash, or in certain circumstances, both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund will invest at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed and variable-rate instruments (collectively, "Fixed Income Securities") issued by U.S. and non-U.S. public and private sector entities. Fixed Income Securities will include the following types of fixed- and variable-rate debt securities: corporate and government bonds and notes; agency securities; instruments of non-U.S. issuers in developed markets; privately issued securities; asset-backed securities; mortgage-related securities; municipal bonds and money market securities. The Fund may also invest in investment companies, such as ETFs, that invests in primarily Fixed Income Securities. The Fund will limit its investments in asset-backed securities and non-agency mortgage-backed securities (in the aggregate) to 20% of its net assets. The Fund may also invest up to 20% of its net assets in floating rate loans. The floating rate loans will represent amounts borrowed by companies or other entities from banks and other lenders and a significant portion of such floating rate loans may be rated below investment grade or unrated. Floating rate loans held by the Fund may be senior or subordinate obligations of the borrower and may or may not be secured by collateral. Under normal market conditions, the Fund's average duration is expected to be below one year and the average maturity of the Fund's portfolio is expected to be below three years.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

    Corporate bonds, corporate notes, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)  benchmark yields;
      2)  reported trades;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2014

      3)  broker/dealer quotes;
      4)  issuer spreads;
      5)  benchmark securities;
      6)  bids and offers; and
      7)  reference data including market research publications.

    Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

    Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

    Commercial paper, fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)  the credit conditions in the relevant market and changes thereto;
      2)  the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)  the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)  the type, size and cost of a security;
      4)  the financial statements of the issuer;
      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;
      6)  the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
      8)  the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
     12)  other relevant factors.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2014

Because foreign markets may be open on different days than the days during which an investor may purchase the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

          o   Quoted prices for similar investments in active markets.

          o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

          o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

          o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. AFFILIATED TRANSACTIONS

The Fund invests in securities of an affiliated fund. Dividend income, realized gains and losses, and unrealized gains and losses from the affiliated fund are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated fund.

Amounts related to this instrument in the Fund's Portfolio at October 31, 2014, and for the period then ended are:

                                                  SHARE ACTIVITY
                               -----------------------------------------------------
                               BALANCE AT                                BALANCE AT     VALUE AT      DIVIDEND      REALIZED
SECURITY NAME                    8/05/14      PURCHASES       SALES       10/31/14      10/31/14       INCOME      GAIN (LOSS)
----------------------------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

First Trust Senior Loan Fund        --          6,000           --          6,000      $   293,460   $     1,543   $        --

D. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2014

and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal period ended October 31, 2014, was as follows:

Distributions paid from:

Ordinary income.................................      $        4,025
Capital gain....................................                  --
Return of capital...............................                  --

As of October 31, 2014, the components of distributable earnings and net assets on a tax basis for the Fund were as follows:

Undistributed ordinary income...................      $       19,377
Accumulated capital and other losses............              (1,227)
Net unrealized appreciation (depreciation)......              22,459

E. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2014, the Fund had $1,227 of non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2014, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of October 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2014, the adjustments for the Fund were as follows:

                                ACCUMULATED
           ACCUMULATED         NET REALIZED
         NET INVESTMENT         GAIN (LOSS)
          INCOME (LOSS)        ON INVESTMENT        PAID-IN-CAPITAL
         --------------        -------------        ---------------
            $    535              $   (535)            $       --

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor. (See Note 3).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2014


              3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS
                           AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.45% of its average daily net assets. Pursuant to contractual agreements, First Trust has agreed to waive management fees of (a) 0.20% of average daily net assets until August 6, 2015, and (b) 0.10% of average daily net assets from August 6, 2015 to October 29, 2015. The waiver agreements may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after (a) August 6, 2015 with respect to the waiver of the first 0.10% of average daily net assets, and (b) October 29, 2015 with respect to the waiver of the second 0.10% of average daily net assets. Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that, the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of the Fund's management agreement with First Trust; however, it is expected to remain in place for no less than one year from August 6, 2014. First Trust does not have the right to recover the waived acquired fund fees and expenses on the shares of investment companies advised by First Trust.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $222,987,855 and $258,535, respectively.

For the period ended October 31, 2014, the Fund had no in-kind transactions.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposited Securities, and/or (ii) cash in lieu of

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2014

all or a portion of the Deposited Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before August 6, 2016.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there were the following subsequent events:

On November 5, 2014, First Trust Low Duration Mortgage Opportunities ETF, an additional series of the Trust, began trading under the symbol "LMBS" on NASDAQ.

On November 10, 2014, the Fund completed a one-for-two reverse share split, whereby each share of the Fund outstanding as of the close of business on November 7, 2014 automatically converted to one-half share as of the opening of business on November 10, 2014. In addition, at the opening of business on November 10, 2014, the Fund's shares no longer trade under the CUSIP number 33739Q101 and instead trade under the new CUSIP number 33739Q408.

On November 20, 2014, the Fund declared a distribution of $0.0175 per share to shareholders of record on November 25, 2014, payable November 28, 2014.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ENHANCED SHORT MATURITY
ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Short Maturity ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Enhanced Short Maturity ETF as of October 31, 2014, and the results of its operations, changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2014 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2014, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                        INVESTMENT MANAGEMENT AGREEMENT

Board Considerations Regarding Approval of Investment Management Agreement

The Board of Trustees of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") between the Trust, on behalf of the First Trust Enhanced Short Maturity ETF (the "Fund"), and First Trust Advisors L.P. ("First Trust" or the "Advisor") at a meeting held on July 22, 2014. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the extent and quality of services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report from the Advisor for a meeting held in January 2014 at which the Agreement was initially considered, which was updated for the July Board meeting to reflect certain changes in the intended investment strategy for the Fund, in response to a request for information provided on behalf of the Independent Trustees. The report, among other things, outlined the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by investment advisors to other comparable exchange-traded funds ("ETFs"), including data on fees and expense ratios of other actively managed ETFs, and as compared to fees charged to other First Trust clients with similar investment objectives; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; fall-out benefits to First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement, the Board considered the nature, extent and quality of services to be provided by the Advisor under the Agreement. The Board considered that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered that the Fund is not designed to track the performance of an index, and investment decisions will be the primary responsibility of the Advisor. The Board noted that members of First Trust's Investment Grade Fixed Income Team, Leveraged Finance Team and Mortgage Securities Team would participate in the management of the Fund and considered the proposed management role of each Team. The Board also considered the experience of each Team and the resources available to each Team, including the oversight to be provided by First Trust's Investment Committee. The Board considered that First Trust applies the same oversight model internally with its Investment

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2014 (UNAUDITED)

Grade Fixed Income, Leveraged Finance and Mortgage Securities Teams as it uses for overseeing external sub-advisors. The Board noted that at the January meeting, it had received a presentation from two members of the Investment Committee who would be responsible for overseeing the portfolio managers for the Fund, and were able to ask questions about the Fund. The Board noted the compliance program that had been developed by the Advisor and the skills of its employees who would be working with the Fund and considered that it includes a robust program for monitoring the Fund's compliance with the 1940 Act and the Fund's investment objective and policies. The Board also noted the efforts expended by First Trust in organizing the Trust and making arrangements for other entities to provide services to the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the Fund's unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.45% of its average daily net assets and that First Trust would be responsible for the Fund's ordinary operating expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding the fee payment under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board considered that First Trust would waive a portion of its fee equal to the acquired fund fees and expenses attributable to underlying fund investments for which First Trust serves as investment advisor and, for a one-year period, 0.10% of the Fund's unitary fee. The Board reviewed information provided by First Trust and Lipper Inc. ("Lipper"), an independent source, for the Fund on the advisory fees and expense ratios of other comparable ETFs, including other ETFs that pay a unitary fee, but also noted the limitations on the comparability of the Fund's Lipper peer group and the First Trust peer group with the Fund, including that not all of the comparable ETFs were actively managed. The Board noted that the Fund's total expense ratio under its proposed unitary fee was above the median of its Lipper peer group. The Board also considered the fees charged by First Trust to similar funds and other non-fund clients, noting that First Trust does not provide advisory services to other funds with investment objectives and policies similar to the Fund's. In light of the information considered and the nature, extent and quality of services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable and that the proposed unitary fee would be for services provided that are in addition to, rather than duplicative of, services provided under the advisory contracts of any underlying fund.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit First Trust, but that a unitary fee structure provides certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Fund under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement to First Trust. The Board considered that First Trust had identified as a fall out benefit to First Trust and FTP their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with First Trust. The Board noted that the Advisor does not maintain any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ASSET BACKED AND MORTGAGE RELATED SECURITIES RISK. The risk of investing in mortgage related and other asset backed securities, including interest rate risk, extension risk and prepayment risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage related securities, making them more sensitive to changes in interest rates. Extension risk is prevalent when in a period of rising interest rates, the Fund holds mortgage related securities and such securities exhibit additional volatility. Prepayment risk is prevalent when in a period of declining interest rates, borrowers may pay off their mortgages sooner than expected. Prepayments can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2014 (UNAUDITED)

interest rates. The Fund's investments in asset backed securities are subject to risks similar to those associated with mortgage related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

CALL RISK. If an issuer calls higher yielding debt instruments held by the Fund, performance could be adversely impacted.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in kind securities. As a result, an investment in the Fund may be less tax efficient than an investment in an ETF that effects its creations and redemption for in kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

FIXED INCOME SECURITIES RISK. An investment in the Fund involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

FLOATING RATE LOAN RISK. An investment in floating rate loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over the counter markets. Due to the smaller, less liquid market for high yield securities, the bid offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the Fixed Income Securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Mortgage related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2014 (UNAUDITED)

INVESTMENT COMPANIES RISK. The Fund may invest in the shares of other investment companies, and therefore, the Fund's investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Fund bears its ratable share of the underlying fund's expenses, and would be subject to duplicative expenses to the extent the Fund invests in other investment companies. Pursuant to a contractual agreement, the Fund's investment advisor has agreed to reduce the management fee paid by the Fund by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that, the investment companies are advised by the Fund's investment advisor.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON DIVERSIFICATION RISK. The Fund is classified as "non diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON U.S. SECURITIES RISK. The Fund invests in securities of non U.S. issuers. Non U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries.

SOVEREIGN DEBT RISK. Investments in debt securities issued by foreign governments ("Sovereign Debt") involve special risks because the governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund's ability to obtain recourse may be limited.

VOLATILITY RISK. The market price and net asset value of the Fund's shares and the Fund's yield will change daily. There may be instances when the Fund will experience large in flows and out flows, which will significantly alter the Fund's size. At times, these fluctuations may negatively impact the Fund's yield, result in increased transaction costs for the Fund and contribute to the overall volatility of the Fund. The risk will be more prevalent when the Fund is smaller in size, such as during the Fund's invest up period. An investor may lose money by investing in this Fund because this Fund is not a money market fund and may experience significant fluctuations in its net asset value.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2014 (UNAUDITED)

The Fund's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                  NUMBER OF           OTHER
                                                                                                PORTFOLIOS IN    TRUSTEESHIPS OR
                                   TERM OF OFFICE                                              THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                 AND YEAR FIRST                                                FUND COMPLEX    HELD BY TRUSTEE
   DATE OF BIRTH AND                 ELECTED OR                 PRINCIPAL OCCUPATIONS            OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST               APPOINTED                  DURING PAST 5 YEARS               TRUSTEE           5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
                                          INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o  Indefinite Term    Physician; President, Wheaton                  111       None
c/o First Trust Advisors L.P.                          Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,          o  Since Inception    Real Estate Limited Partnership;
  Suite 400                                            Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee        o  Indefinite Term    President (March 2010 to Present), Senior      111       Director of ADM
c/o First Trust Advisors L.P.                          Vice President and Chief Financial Officer               Investor Services,
120 East Liberty Drive,          o Since Inception     (May 2007 to March 2010), ADM Investor                   Inc., ADM
  Suite 400                                            Services, Inc. (Futures Commission Merchant)             Investor Services
Wheaton, IL 60187                                                                                               International, and
D.O.B.: 11/57                                                                                                   Futures Industry
                                                                                                                Association

Robert F. Keith, Trustee         o  Indefinite Term    President (2003 to Present), Hibs              111       Director of
c/o First Trust Advisors L.P.                          Enterprises (Financial and Management                    Trust Company
120 East Liberty Drive,          o  Since Inception    Consulting)                                              of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee         o  Indefinite Term    Managing Director and Chief Operating          111       Director of
c/o First Trust Advisors L.P.                          Officer (January 2015 to Present), Pelita                Covenant
120 East Liberty Drive,          o  Since Inception    Harapan Educational Foundation                           Transport, Inc.
  Suite 400                                            (Educational Products and Services);                     (May 2003 to
Wheaton, IL 60187                                      President and Chief Executive Officer                    May 2014)
D.O.B.: 03/54                                          (June 2012 to September 2014), Servant
                                                       Interactive LLC (Educational Products and
                                                       Services); President and Chief Executive
                                                       Officer (June 2012 to September 2014), Dew
                                                       Learning LLC (Educational Products and
                                                       Services); President (June 2002 to June 2012),
                                                       Covenant College
----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o  Indefinite Term    Chief Executive Officer (December 2010         111       None
Chairman of the Board                                  to Present), President (until December
120 East Liberty Drive,          o Since Inception     2010), First Trust Advisors L.P. and First
   Suite 400                                           Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                      Board of Directors, BondWave LLC
D.O.B.: 09/55                                          (Software Development Company/
                                                       Investment Advisor) and Stonebridge
                                                       Advisors LLC (Investment Advisor)

------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2014 (UNAUDITED)

                                 POSITION AND            TERM OF OFFICE
      NAME, ADDRESS                OFFICES               AND LENGTH OF                        PRINCIPAL OCCUPATIONS
    AND DATE OF BIRTH             WITH TRUST                SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley           President and Chief          o  Indefinite Term      Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,     Executive Officer                                    and Chief Financial Officer, First Trust Advisors
   Suite 400                                           o  Since Inception      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas            Treasurer, Chief Financial   o  Indefinite Term      Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,     Officer and Chief                                    President (April 2007 to Present), First Trust
   Suite 400              Accounting Officer           o  Since Inception      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine          Secretary and Chief          o  Indefinite Term      General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,     Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
   Suite 400                                           o  Since Inception      BondWave LLC (Software Development Company/
Wheaton, IL 60187                                                              Investment Advisor); Secretary of Stonebridge
D.O.B.: 05/60                                                                  Advisors LLC (Investment Advisor)

Daniel J. Lindquist       Vice President               o  Indefinite Term      Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                           o  Since Inception      First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher           Chief Compliance Officer     o  Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,     and Assistant Secretary                              and First Trust Portfolios L.P.
   Suite 400                                           o  Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin           Vice President               o  Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                           o  Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland               Vice President               o  Indefinite Term      Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
   Suite 400                                           o  Since Inception      First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 11/70

--------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2014 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o   Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This page intentionally left blank.

FIRST TRUST


First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


INVESTMENT SUB-ADVISOR

Energy Income Partners LLC
49 Riverside Avenue
Westport, CT 06880


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Strategic Income
ETF (FDIV)

Annual Report
For the Period
August 13, 2014
(Commencement of Operations)
through October 31, 2014

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 16
Statement of Operations...................................................... 17
Statement of Changes in Net Assets........................................... 18
Financial Highlights......................................................... 19
Notes to Financial Statements................................................ 20
Report of Independent Registered Accounting Firm............................. 28
Additional Information....................................................... 29
Board of Trustees and Officers............................................... 35
Privacy Policy............................................................... 37


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Strategic Income ETF hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2014


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Strategic Income ETF (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements since the Fund's inception. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

The primary investment objective of the First Trust Strategic Income ETF ("FDIV" or the "Fund") is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation. The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") serves as the advisor. The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a sub-advisor (each, a "Management Team"), which employ their respective investment strategies.

The Fund's investment categories are: (i) high yield corporate bonds, commonly referred to as "junk" bonds, and first lien senior secured floating rate bank loans; (ii) mortgage-related investments; (iii) preferred securities; (iv) international sovereign bonds, including emerging markets debt; (v) equity securities of Energy Infrastructure Companies , certain of which are referred to as master limited partnerships ("MLPs"); and (vi) dividend paying U.S. exchange-traded equity securities and depositary receipts. The Management Teams may utilize a related option overlay strategy and/ or derivative instruments in implementing their respective investment strategies for the Fund. The Fund seeks to achieve its objectives by having each Management Team focus on those securities within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (8/13/14)
                                                                 to 10/31/14

FUND PERFORMANCE
NAV                                                                 1.77%
Market Price                                                        1.63%

INDEX PERFORMANCE
Blended Index1                                                      1.29%
Barclays Capital U.S. Aggregate Bond Index                          0.80%
Russell 3000(R) Index                                               3.71%
--------------------------------------------------------------------------------
Total returns for the period since inception are calculated from the inception date of the Fund.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

---------------------
1 The Blended Index is equally weighted to include these six indices: the Alerian MLP Index, Dow Jones U.S. Select Dividend Index, BofA Merrill Lynch Fixed Rate Preferred Securities Index, BofA Merrill Lynch U.S. High Yield Index, Barclays EM USD Aggregate Index and Barclays U.S. MBS Index. An index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indices are unmanaged and an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)


-----------------------------------------------------------
                                           % OF TOTAL
ASSET CLASSIFICATION                       INVESTMENTS
-----------------------------------------------------------
Common Stocks                                35.43%
Exchange-Traded Funds                        24.03
Master Limited Partnerships                  12.91
Preferred Securities                         12.20
Foreign Sovereign Bonds                       6.43
U.S. Government Agency
   Mortgage-Backed Securities                 4.97
Real Estate Investment Trusts                 2.14
Mortgage-Backed Securities                    1.73
Asset-Backed Securities                       0.16
                                           --------
     Total                                  100.00%
                                           ========


-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                           INVESTMENTS
-----------------------------------------------------------
First Trust Tactical High Yield ETF           6.40%
First Trust Senior Loan Fund                  6.35
iShares JPMorgan USD Emerging
   Markets Bond ETF                           5.99
First Trust Preferred Securities and
   Income ETF                                 4.71
Plains All American Pipeline LP               1.30
ONEOK Partners LP                             1.24
Southern (The) Co.                            1.04
Enterprise Products Partners LP               1.03
Royal Bank of Scotland Group PLC              0.93
Mexican Bonos, Series M 20                    0.91
                                           --------
     Total                                   29.90%
                                           ========


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       AUGUST 13, 2014 - OCTOBER 31, 2014

             First Trust                 Barclays Capital
              Strategic      Blended      U.S. Aggregate       Russell 3000(R)
             Income ETF       Index         Bond Index              Index
8/13/14        $10,000      $10,002          $10,003              $10,000
10/31/14        10,177       10,129           10,080               10,371


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2014

The following Frequency Distribution of Discounts and Premiums midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2014 (commencement of trading) through October 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                   NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                   BELOW NAV
                               ----------------------------------------      ----------------------------------------
                               0.00%-      0.50%-     1.00%-                 0.00%-     0.50%-      1.00%-
FOR THE PERIOD                 0.49%       0.99%      1.99%     >=2.00%      0.49%      0.99%       1.99%     >=2.00%
8/14/14 - 10/31/14               16           0          0           0         35          5           0           0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

First Trust Advisors L.P. ("First Trust"), 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the First Trust Strategic Income ETF ("FDIV" or the "Fund"). The following serve as investment sub-advisors (each, a "Sub-Advisor") to the Fund: First Trust Global Portfolios Ltd ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein Advisors LLC ("RBA"). The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a Sub-Advisor, which employ their respective investment strategies.

                           PORTFOLIO MANAGEMENT TEAM

ADVISOR'S INVESTMENT COMMITTEE

The Advisor's Investment Committee, which determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets, consists of:

o DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING DIRECTOR OF FIRST TRUST;

o     DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER AND MANAGING DIRECTOR OF FIRST
      TRUST;

o     JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST;

o     ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST;

o     TODD LARSON, CFA, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST;

o     JOHN GAMBLA, CFA, FRM, PRM, SENIOR PORTFOLIO MANAGER OF FIRST TRUST; AND

o     ROB A. GUTTSCHOW, CFA, SENIOR PORTFOLIO MANAGER OF FIRST TRUST.

ADVISOR PORTFOLIO MANAGERS

o WILLIAM HOUSEY, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF FIRST TRUST;

o     JEREMIAH CHARLES, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST; AND

o     JAMES SNYDER, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST.

SUB-ADVISOR PORTFOLIO MANAGERS

o JAMES J. MURCHIE, FOUNDER, CHIEF EXECUTIVE OFFICER, CO-PORTFOLIO MANAGER AND PRINCIPAL OF EIP.

o     DEREK FULTON, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
      FTGP.

o     RICHARD BERNSTEIN, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
      RBA.

o     SCOTT T. FLEMING, PRESIDENT AND CHIEF INVESTMENT OFFICER OF STONEBRIDGE.

                                   COMMENTARY

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

The Fund is an actively managed exchange-traded fund. The primary investment objective of the Fund is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation. There is no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

From the inception of the Fund (August 13, 2014) through October 31, 2014, the general direction and tone of the markets were favorable to investors. With respect to the broader U.S. stock market, the Russell 3000(R) Index posted a total return of 3.71% for the period from August 13, 2014 through October 31, 2014. With respect to the fixed-income markets, the Barclays Capital U.S. Aggregate Bond Index posted a total return of 0.80% for the same period.

Equity investors did encounter a spike in volatility in the middle of October, but it was short-lived. The VIX Index, which estimates expected volatility by averaging the weighted prices of S&P 500(R) Index puts and calls over a wide range of strike prices, rose from a reading of around 16 to 26 from October 8, 2014 to October 15, 2014. It settled back to 14 by October 31, 2014. The VIX Index averaged a reading of 20 for the 10-year period ended October 31, 2014. For comparative purposes, its peak during the 2008 financial crisis was 80.86 on November 20, 2008.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

While the yield on the benchmark 10-Year Treasury note only declined by eight basis points from August 13, 2014 to October 31, 2014 (2.42% to 2.34%), it did range from a high of 2.62% in September to a low of 2.14% in October. The combination of a lack of any significant inflationary pressure and the uncharacteristically low bond yields abroad has helped keep interest rates relatively in check in the U.S. Perhaps the most notable event that occurred since the Fund's inception was the decision by the Federal Reserve to end its bond buying program (quantitative easing) as of the close of October. This event sent a signal to the markets that the economy was back on solid footing, in our opinion.

PERFORMANCE ANALYSIS/FUND

The Fund generated a net asset value ("NAV") return of 1.77% for the period from the Fund's inception through October 31, 2014. During the same period, the Blended Index generated a return of 1.29%. The Blended Index is equally weighted to include these six indexes: the Alerian MLP Index, Dow Jones U.S. Select Dividend Index, BofA Merrill Lynch Fixed Rate Preferred Securities Index, BofA Merrill Lynch U.S. High Yield Index, Barclays EM USD Aggregate Index and Barclays U.S. MBS Index.

The Fund invests in six investment categories which are: high-yield corporate bonds and floating-rate bank loans, mortgage-related investments, preferred securities, international sovereign bonds, equity securities of Energy Infrastructure Companies, and dividend-paying U.S. exchange-traded equity securities. The weight assigned to each investment category is determined on a periodic basis. As of October 31, 2014, the highest-weighted investment category was the dividend-paying U.S. exchange-traded equity securities and the lowest-weighted investment category was the mortgage-related investments. All of the investment categories have had positive performance since Fund inception, except for the international sovereign bonds.

The performance for the high-yield corporate bonds and floating-rate bank loans underperformed the overall performance of the Fund as volatility was introduced into various markets. This broad market volatility caused high-yield bond prices, and to a lesser extent, floating-rate bank loan prices, to lag during the period.

The performance of the mortgage-related investments lagged the overall performance of the Fund. The mortgage-related investments generated their return primarily from income and some price appreciation due to mildly declining longer maturity rates.

The performance of the preferred securities, although positive, was lower than the overall Fund performance. Performance benefited from exposure to European Bank $25 par preferreds and security selection within institutional hybrid securities. Offsetting the positive performance was an underweight to longer-duration fixed-rate preferreds which outperformed during the period as rates fell.

The performance of international sovereign bonds was the largest detractor to the overall Fund performance. The rally in the U.S. dollar negatively impacted the investments in local currency emerging market bonds. In addition, the local debt allocation to Brazil and Indonesia has performed poorly since Fund inception.

The equity securities of Energy Infrastructure Companies had a positive impact on the overall Fund performance. Energy Infrastructure Companies are publicly-traded Master Limited Partnerships ("MLPs"), MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries. Performance benefited from positions in regulated electric utilities and pipeline-related MLPs whose earnings are supported by fee-based cash flows.

The dividend-paying U.S. exchange-traded equity securities had the largest positive impact on overall Fund performance. The investment category performance was helped by securities in the utilities, financials and information technology sectors, while it was hurt by the energy, health care and telecommunication services sectors.

MARKET/FUND OUTLOOK

Following are market observations to provide some perspective on the current economic climate:

Corporate Earnings: The third quarter earnings season concluded and 62.1% of the 2,400-plus companies that reported beat their consensus analyst estimates, according to Bespoke Investment Group. The beat rate was higher for the companies in the S&P 500(R) Index, with 75.1% topping their respective estimates, according to Bloomberg.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Default Rates: Moody's reported that the global speculative-grade default rate stood at 2.3% in October, up from 2.2% in September. The rate was 3.1% a year ago. Moody's is forecasting a default rate of 2.3% for December 2014 and 2.4% by October 2015. The historical average for the default rate on speculative-grade debt has been approximately 4.7% since 1983. The U.S. speculative-grade default rate stood at 1.9% in October, up from 1.7% in September. The rate was 2.7% a year ago. The default rate on senior loans stood at 0.64% in October, no change from September, according to Standard & Poor's LCD. The historical average is 2.90%.

Stock Dividends: The S&P Dow Jones Indices, which tracks approximately 10,000 U.S. traded stocks, announced that total stock dividend distributions increased by a net $12.3 billion (year-over-year) in Q3 2014, up 3.4% from the $11.9 billion increase in Q3 2013. In Q3 2014, there were 563 dividend increases, up 18.5% from the 475 dividends increased in Q3 2013. The number of dividends cut or suspended in Q3 2014 totaled 65, up 47.7% from the 44 cut or suspended in Q3 2013. In the first nine months of 2014, dividend increases were up 16.3%, compared to the same period a year ago, while dividend decreases declined by 9.7%.

Fund Flows: Investors are still funneling billions of dollars into multi-sector bond funds and ETFs, according to Morningstar. In the first 10 months of 2014, Multi-sector Bond (Morningstar category) funds reported net inflows totaling $13.7 billion.

The Fund is comprised of six distinct income-producing investment categories that are actively managed by a team of specialists. The Fund seeks to provide shareholders with professional portfolio selection as well as a tactical asset allocation across certain markets. With interest rates still hovering close to 30-year lows, yet potentially heading higher at some point in 2015, we believe the Fund has the potential to provide income-oriented investors with a unique income stream that should be less impacted by rising rates than traditional bonds.

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2014 (UNAUDITED)

As a shareholder of First Trust Strategic Income ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended October 31, 2014.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             ANNUALIZED           EXPENSES PAID
                                                                                            EXPENSE RATIO           DURING THE
                                                     BEGINNING             ENDING           BASED ON THE              PERIOD
                                                   ACCOUNT VALUE       ACCOUNT VALUE       NUMBER OF DAYS     AUGUST 13, 2014 (a) TO
                                                AUGUST 13, 2014 (a)   OCTOBER 31, 2014    IN THE PERIOD (b)    OCTOBER 31, 2014 (c)
------------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)
Actual                                               $1,000.00           $1,017.70              0.69%                 $1.53
Hypothetical (5% return before expenses)             $1,000.00           $1,021.73              0.69%                 $3.52

(a)   Inception date.

(b) These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.

(c) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (August 13, 2014 through October 31, 2014), multiplied by 80/365. Hypothetical expenses are assumed for the most recent one-half year period.

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014

     SHARES                                                 DESCRIPTION                                               VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS -- 34.7%

                  AEROSPACE & DEFENSE -- 0.5%
             583  Lockheed Martin Corp.........................................................................  $       111,102
                                                                                                                 ---------------

                  BANKS -- 4.1%
           1,848  Bank of Hawaii Corp..........................................................................          108,200
           1,259  City Holding Co..............................................................................           56,642
           2,167  Community Bank System, Inc...................................................................           82,671
           1,371  Cullen/Frost Bankers, Inc....................................................................          110,791
           4,876  CVB Financial Corp...........................................................................           76,943
          12,550  First Niagara Financial Group, Inc...........................................................           94,000
           2,357  NBT Bancorp, Inc.............................................................................           60,528
           1,194  Tompkins Financial Corp......................................................................           59,939
           3,833  Trustmark Corp...............................................................................           93,257
           2,481  United Bankshares, Inc.......................................................................           85,049
                                                                                                                 ---------------
                                                                                                                         828,020
                                                                                                                 ---------------

                  BEVERAGES -- 0.5%
           1,134  PepsiCo, Inc.................................................................................          109,057
                                                                                                                 ---------------

                  CHEMICALS -- 0.3%
           5,242  FutureFuel Corp..............................................................................           69,823
                                                                                                                 ---------------

                  COMMUNICATIONS EQUIPMENT -- 0.3%
           1,514  Comtech Telecommunications Corp..............................................................           57,638
                                                                                                                 ---------------

                  CONTAINERS & PACKAGING -- 1.1%
           2,776  Bemis Co., Inc...............................................................................          106,793
           2,676  Sonoco Products Co...........................................................................          109,368
                                                                                                                 ---------------
                                                                                                                         216,161
                                                                                                                 ---------------

                  DIVERSIFIED FINANCIAL SERVICES -- 0.6%
           1,329  CME Group, Inc...............................................................................          111,383
                                                                                                                 ---------------

                  ELECTRIC UTILITIES -- 4.2%
           3,733  American Electric Power Co., Inc.............................................................          217,784
           1,717  Empire District Electric (The) Co............................................................           48,831
           1,251  ITC Holdings Corp............................................................................           49,552
             953  NextEra Energy, Inc..........................................................................           95,510
           2,013  Northeast Utilities..........................................................................           99,342
             463  NRG Yield, Inc., Class A.....................................................................           23,136
           3,258  Portland General Electric Co.................................................................          118,624
           4,465  Southern (The) Co............................................................................          206,997
                                                                                                                 ---------------
                                                                                                                         859,776
                                                                                                                 ---------------

                  ELECTRICAL EQUIPMENT -- 0.5%
           1,685  Emerson Electric Co..........................................................................          107,941

                                                                                                                 ---------------

                  FOOD PRODUCTS -- 0.5%
           2,085  General Mills, Inc...........................................................................          108,337
                                                                                                                 ---------------

                  GAS UTILITIES -- 4.0%
           2,057  AGL Resources, Inc...........................................................................          110,893
             932  Atmos Energy Corp............................................................................           49,396
             522  Chesapeake Utilities Corp....................................................................           25,280
           2,263  Laclede Group (The), Inc.....................................................................          114,893


Page 8                  See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2014

     SHARES                                                 DESCRIPTION                                               VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  GAS UTILITIES (CONTINUED)
           1,336  Northwest Natural Gas Co.....................................................................  $        62,698
           2,570  ONE Gas, Inc.................................................................................           97,532
             658  Piedmont Natural Gas Co., Inc................................................................           25,011
           2,628  South Jersey Industries, Inc.................................................................          154,105
           1,304  UGI Corp.....................................................................................           49,148
           2,470  WGL Holdings, Inc............................................................................          116,090
                                                                                                                 ---------------
                                                                                                                         805,046
                                                                                                                 ---------------

                  HEALTH CARE TECHNOLOGY -- 0.4%
           1,357  Computer Programs & Systems, Inc.............................................................           85,464
                                                                                                                 ---------------

                  HOTELS, RESTAURANTS & LEISURE -- 1.1%
           1,006  Cracker Barrel Old Country Store, Inc........................................................          116,041
           1,098  McDonald's Corp..............................................................................          102,916
                                                                                                                 ---------------
                                                                                                                         218,957
                                                                                                                 ---------------

                  HOUSEHOLD DURABLES -- 0.6%
           2,036  Garmin Ltd...................................................................................          112,957
                                                                                                                 ---------------

                  HOUSEHOLD PRODUCTS -- 0.6%
             979  Kimberly-Clark Corp..........................................................................          111,870
                                                                                                                 ---------------

                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.1%
             711  Pattern Energy Group, Inc....................................................................           20,463
                                                                                                                 ---------------

                  INSURANCE -- 0.5%
           1,996  Principal Financial Group, Inc...............................................................          104,531
                                                                                                                 ---------------

                  INTERNET & CATALOG RETAIL -- 0.3%
           4,117  PetMed Express, Inc..........................................................................           54,386
                                                                                                                 ---------------

                  IT SERVICES -- 1.1%
           2,538  Broadridge Financial Solutions, Inc..........................................................          111,494
           2,388  Paychex, Inc.................................................................................          112,093
                                                                                                                 ---------------
                                                                                                                         223,587
                                                                                                                 ---------------

                  LEISURE PRODUCTS -- 0.5%
           3,465  Mattel, Inc..................................................................................          107,658
                                                                                                                 ---------------

                  MEDIA -- 0.9%
           1,528  Omnicom Group, Inc...........................................................................          109,802
           2,730  Shaw Communications, Inc., Class B...........................................................           70,106
                                                                                                                 ---------------
                                                                                                                         179,908
                                                                                                                 ---------------

                  METALS & MINING -- 0.5%
           1,252  Compass Minerals International, Inc..........................................................          107,271
                                                                                                                 ---------------

                  MULTI-UTILITIES -- 4.1%
             400  Alliant Energy Corp..........................................................................           24,764
           3,443  Avista Corp..................................................................................          122,054
           3,021  CMS Energy Corp..............................................................................           98,696
           1,869  Consolidated Edison, Inc.....................................................................          118,420
             319  Dominion Resources, Inc......................................................................           22,745
           1,378  DTE Energy Co................................................................................          113,216
           1,234  National Grid PLC, ADR.......................................................................           91,797


                        See Notes to Financial Statements                 Page 9

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2014

  SHARES/UNITS                                              DESCRIPTION                                               VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)
                  MULTI-UTILITIES (CONTINUED)
             536  NiSource, Inc................................................................................  $        22,544
           2,135  SCANA Corp...................................................................................          117,190
             426  Sempra Energy................................................................................           46,860
           1,040  Wisconsin Energy Corp........................................................................           51,646
                                                                                                                 ---------------
                                                                                                                         829,932
                                                                                                                 ---------------

                  OIL, GAS & CONSUMABLE FUELS -- 4.1%
           3,290  Enbridge Income Fund Holdings, Inc. (CAD)....................................................           86,698
           1,847  Enbridge, Inc................................................................................           87,474
           2,808  Inter Pipeline Ltd. (CAD)....................................................................           88,472
           1,675  Kinder Morgan Management LLC (a).............................................................          159,359
           2,315  Kinder Morgan, Inc...........................................................................           89,591
           1,086  Occidental Petroleum Corp....................................................................           96,578
           1,737  TransCanada Corp.............................................................................           85,617
           2,389  Williams (The) Cos., Inc.....................................................................          132,613
                                                                                                                 ---------------
                                                                                                                         826,402
                                                                                                                 ---------------

                  PHARMACEUTICALS -- 2.0%
             990  Johnson & Johnson............................................................................          106,702
           1,121  Novartis AG, ADR.............................................................................          103,906
           3,547  Pfizer, Inc..................................................................................          106,233
           1,870  Sanofi, ADR..................................................................................           86,469
                                                                                                                 ---------------
                                                                                                                         403,310
                                                                                                                 ---------------

                  THRIFTS & MORTGAGE FINANCE -- 0.3%
           8,504  TrustCo Bank Corp............................................................................           62,079
                                                                                                                 ---------------

                  TOBACCO -- 0.6%
           1,801  Reynolds American, Inc.......................................................................          113,301
                                                                                                                 ---------------

                  TRANSPORTATION INFRASTRUCTURE -- 0.4%
           1,121  Grupo Aeroportuario del Pacifico SAB de CV, ADR..............................................           76,396
                                                                                                                 ---------------
                  TOTAL COMMON STOCKS..........................................................................        7,022,756
                  (Cost $6,714,695)                                                                              ---------------

EXCHANGE-TRADED FUNDS -- 23.5%

                  CAPITAL MARKETS -- 23.5%
          48,933  First Trust Preferred Securities and Income ETF (b)..........................................          933,642
          25,733  First Trust Senior Loan Fund (b).............................................................        1,258,601
          24,718  First Trust Tactical High Yield ETF (b)......................................................        1,267,786
          10,350  iShares JPMorgan USD Emerging Markets Bond ETF...............................................        1,186,938
           1,058  iShares MBS ETF..............................................................................          115,428
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................        4,762,395
                  (Cost $4,744,577)                                                                              ---------------

MASTER LIMITED PARTNERSHIPS -- 12.6%

                  GAS UTILITIES -- 0.8%
           3,435  AmeriGas Partners, L.P.......................................................................          158,525
                                                                                                                 ---------------

                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.1%
             635  NextEra Energy Partners, L.P. (c)............................................................           23,216
                                                                                                                 ---------------


Page 10                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2014

     UNITS                                                  DESCRIPTION                                               VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
MASTER LIMITED PARTNERSHIPS (CONTINUED)

                  OIL, GAS & CONSUMABLE FUELS -- 11.7%
           1,298  Alliance Holdings GP, L.P....................................................................  $        89,121
           3,071  Alliance Resource Partners, L.P..............................................................          147,684
           4,509  Enbridge Energy Partners, L.P................................................................          162,640
           2,124  Energy Transfer Partners, L.P................................................................          136,849
           5,532  Enterprise Products Partners, L.P............................................................          204,131
           1,007  EQT Midstream Partners, L.P..................................................................           89,200
             956  Hoegh LNG Partners, L.P......................................................................           20,086
           3,658  Holly Energy Partners, L.P...................................................................          122,397
           1,906  Kinder Morgan Energy Partners, L.P...........................................................          178,782
           1,620  Magellan Midstream Partners, L.P.............................................................          132,629
           2,247  NGL Energy Partners, L.P.....................................................................           77,207
           4,804  ONEOK Partners, L.P..........................................................................          245,484
           4,581  Plains All American Pipeline, L.P............................................................          258,139
           2,533  Spectra Energy Partners, L.P.................................................................          136,782
           1,337  TC Pipelines, L.P............................................................................           83,362
           2,053  Teekay LNG Partners, L.P.....................................................................           80,683
           1,079  TransMontaigne Partners, L.P.................................................................           40,409
           3,345  Williams Partners, L.P.......................................................................          172,435
                                                                                                                 ---------------
                                                                                                                       2,378,020
                                                                                                                 ---------------
                  TOTAL MASTER LIMITED PARTNERSHIPS............................................................        2,559,761
                  (Cost $2,563,172)                                                                              ---------------

                                                                                      STATED         STATED
     SHARES                                 DESCRIPTION                                RATE         MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
$25 PAR PREFERRED SECURITIES -- 12.0%

                  BANKS -- 3.3%
           4,686  Citigroup, Inc., Series K (e)...................................       6.88%        (d)                125,397
           2,336  Fifth Third Bancorp, Series I (e)...............................       6.63%        (d)                 63,376
           3,735  First Niagara Financial Group, Inc., Series B (e)...............       8.63%        (d)                104,207
           1,906  FNB Corp. (e)...................................................       7.25%        (d)                 51,920
           5,144  ING Groep NV....................................................       6.38%        (d)                130,195
           7,416  Royal Bank of Scotland Group PLC, Series S......................       6.60%        (d)                184,065
                                                                                                                 ---------------
                                                                                                                         659,160
                                                                                                                 ---------------

                  CAPITAL MARKETS -- 1.6%
           4,186  Goldman Sachs Group, (The), Inc., Series J (e)..................       5.50%        (d)                100,171
           4,068  Morgan Stanley (e)..............................................       6.88%        (d)                107,883
           4,263  Raymond James Financial, Inc....................................       6.90%      03/15/42             115,101
                                                                                                                 ---------------
                                                                                                                         323,155
                                                                                                                 ---------------

                  DIVERSIFIED FINANCIAL SERVICES -- 2.0%
           5,232  Citigroup Capital XIII (e)......................................       7.88%      10/30/40             139,275
           2,050  KKR Financial Holdings LLC......................................       8.38%      11/15/41              57,913
           3,706  KKR Financial Holdings LLC, Series A............................       7.38%        (d)                 96,356
           4,716  RBS Capital Funding Trust VII, Series G.........................       6.08%        (d)                114,080
                                                                                                                 ---------------

                                                                                                                         407,624
                                                                                                                 ---------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
           4,415  Qwest Corp......................................................       7.50%      09/15/51             117,881
                                                                                                                 ---------------



                        See Notes to Financial Statements                Page 11

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2014

                                                                                      STATED         STATED
     SHARES                                 DESCRIPTION                                RATE         MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------

$25 PAR PREFERRED SECURITIES (CONTINUED)

                  FOOD PRODUCTS -- 0.6%
           4,649  CHS, Inc., Series 2 (e).........................................       7.10%        (d)        $       124,872
                                                                                                                 ---------------

                  INSURANCE -- 3.1%
           5,541  Aegon NV........................................................       6.38%        (d)                141,462
           4,382  Aviva PLC.......................................................       8.25%      12/01/41             122,784
           3,298  Axis Capital Holdings Ltd., Series C............................       6.88%        (d)                 87,892
           4,872  Hartford Financial Services Group (The), Inc. (e)...............       7.88%      04/15/42             147,523
           4,422  PartnerRe Ltd., Series E........................................       7.25%        (d)                121,074
                                                                                                                 ---------------
                                                                                                                         620,735
                                                                                                                 ---------------

                  MULTI-UTILITIES -- 0.4%
           2,858  Integrys Energy Group, Inc. (e).................................       6.00%      08/01/73              74,651
                                                                                                                 ---------------

                  REAL ESTATE INVESTMENT TRUSTS -- 0.4%
           4,142  American Realty Capital Properties, Inc., Series F..............       6.70%        (d)                 91,207
                                                                                                                 ---------------
                  TOTAL $25 PREFERRED SECURITIES...............................................................        2,419,285
                  (Cost $2,423,447)                                                                              ---------------

    PRINCIPAL
      VALUE
     (LOCAL                                                                           STATED         STATED           VALUE
    CURRENCY)                                DESCRIPTION                              COUPON        MATURITY      (U.S. DOLLAR)
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
FOREIGN SOVEREIGN BONDS -- 6.3%

                  AUSTRALIA -- 0.8%
         195,000  Australia Government Bond, Series 137 (AUD).....................       2.75%      04/21/24             164,200
                                                                                                                 ---------------

                  BRAZIL -- 0.7%
         375,000  Brazil Notas Do Tesouro Nacional, Series NTNF (BRL).............      10.00%      01/01/17             144,998
                                                                                                                 ---------------

                  COLOMBIA -- 0.4%
     165,000,000  Colombian TES, Series B (COP)...................................       5.00%      11/21/18              79,616
                                                                                                                 ---------------

                  INDONESIA -- 0.7%
   1,600,000,000  Indonesia Treasury Bond, Series FR69 (IDR)......................       7.88%      04/15/19             132,859
                                                                                                                 ---------------

                  MALAYSIA -- 0.5%
         340,000  Malaysia Government Bond, Series 0902 (MYR).....................       4.38%      11/29/19             106,648
                                                                                                                 ---------------

                  MEXICO -- 0.9%
       1,850,000  Mexican Bonos, Series M 20 (MXN)................................      10.00%      12/05/24             179,930
                                                                                                                 ---------------

                  PERU -- 0.3%
         175,000  Peru Government Bond (PEN)......................................       7.84%      08/12/20              69,491
                                                                                                                 ---------------

                  POLAND -- 0.7%
         420,000  Poland Government Bond, Series 1019 (PLN).......................       5.50%      10/25/19             145,170
                                                                                                                 ---------------

                  SOUTH AFRICA -- 0.5%
       1,000,000  South Africa Government Bond, Series R204 (ZAR).................       8.00%      12/21/18              93,813
                                                                                                                 ---------------

                  TURKEY -- 0.8%
         320,000  Turkey Government Bond (TRY)....................................      10.50%      01/15/20             157,794
                                                                                                                 ---------------
                  TOTAL FOREIGN SOVEREIGN BONDS................................................................        1,274,519
                  (Cost $1,285,492)                                                                              ---------------


Page 12                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2014

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 4.9%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%
                  Federal Home Loan Mortgage Corporation
$          3,296     Series 2002-2495, Class UJ...................................       3.50%      07/15/32     $         3,387
           5,679     Series 2003-2637, Class F (f)................................       0.55%      06/15/18               5,696
         458,483     Series 2007-3380, Class SI, IO (f)...........................       6.22%      10/15/37              70,878
          55,439     Series 2011-3917, Class AI, IO...............................       4.50%      07/15/26               6,708
                  Federal National Mortgage Association
           3,382     Series 2002-19, Class PE.....................................       6.00%      04/25/17               3,496
           5,467     Series 2003-28, Class GA.....................................       4.00%      10/25/32               5,544
           5,567     Series 2005-29, Class QD.....................................       5.00%      08/25/33               5,594
                  Government National Mortgage Association
           4,460     Series 2005-91, Class PC.....................................       5.50%      01/20/35               4,666
         103,546     Series 2013-67, Class PI, IO.................................       4.00%      12/16/42              14,014
                                                                                                                 ---------------
                                                                                                                         119,983
                                                                                                                 ---------------

                  PASS-THROUGH SECURITIES -- 4.3%
                  Federal Home Loan Mortgage Corporation
          72,555     Pool A95134..................................................       4.50%      11/01/40              79,224
         100,784     Pool G07412..................................................       3.50%      06/01/43             104,302
          71,265     Pool Q05201..................................................       4.00%      12/01/41              75,952
                  Federal National Mortgage Association
          94,493     Pool AB8615..................................................       3.00%      03/01/43              94,725
          66,809     Pool AP7488..................................................       3.50%      09/01/42              69,277
         100,403     Pool AU4726..................................................       4.00%      09/01/43             107,272
          96,998     Pool AU7305..................................................       4.00%      08/01/43             103,430
         114,515     Pool AV1820..................................................       3.50%      12/01/28             121,815
                  Government National Mortgage Association
          98,767     Pool 609116..................................................       4.50%      02/15/44             108,510
                                                                                                                 ---------------
                                                                                                                         864,507
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................          984,490
                  (Cost $983,673)                                                                                ---------------

     SHARES                                                 DESCRIPTION                                               VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
REAL ESTATE INVESTMENT TRUSTS -- 2.1%

                  HEALTH CARE REITS -- 1.5%
           1,967  LTC Properties, Inc..........................................................................           82,496
           1,647  National Health Investors, Inc...............................................................          108,554
           5,000  Senior Housing Properties Trust..............................................................          112,950
                                                                                                                 ---------------
                                                                                                                         304,000
                                                                                                                 ---------------

                  SPECIALIZED REITS -- 0.6%
           1,405  Sovran Self Storage, Inc.....................................................................          119,551
                                                                                                                 ---------------
                  TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................................          423,551
                  (Cost $399,991)                                                                                ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2014

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES -- 1.7%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.7%
                  ABN AMRO Mortgage Corp.
$         68,227     Series 2003-6, Class 2A2.....................................       4.50%      05/25/18     $        69,272
                  Banc of America Mortgage Trust
         100,000     Series 2004-11, Class 1A5....................................       5.50%      01/25/35             102,734
                  Citicorp Mortgage Securities Trust
          56,716     Series 2006-1, Class 1A......................................      26.00%      02/25/36              57,522
                  Credit Suisse First Boston Mortgage Securities Corp.
          10,164     Series 2004-8, Class 1A5.....................................       5.50%      12/25/34              10,392
                  Residential Accredit Loans, Inc.
          92,177     Series 2003-QS5, Class A2 (f)................................      14.48%      03/25/18             103,110
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................          343,030
                  (Cost $339,856)                                                                                ---------------


ASSET-BACKED SECURITIES -- 0.2%

                  Lehman XS Trust
          33,443     Series 2005-2, Class 1A2 (f).................................       0.50%      08/25/35              31,730
                                                                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES................................................................           31,730
                  (Cost $31,371)                                                                                 ---------------

                  TOTAL INVESTMENTS -- 98.0%...................................................................       19,821,517
                  (Cost $19,486,274) (g)
                  NET OTHER ASSETS AND LIABILITIES -- 2.0%.....................................................          414,519
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $    20,236,036
                                                                                                                 ===============

--------------------------
(a) Non-income producing security which pays in-kind ("PIK") distributions. For the period ended October 31, 2014, the Fund received 25 PIK shares of Kinder Morgan Management, LLC.
(b)   Investment in affiliated fund.
(c)   Non-income producing security.
(d)   Perpetual maturity.
(e) Fixed-to-floating rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2014. At a predetermined date, the fixed rate will change to a floating rate.
(f) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2014.
(g) Aggregate cost for federal income tax purposes is $19,489,026. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $530,127 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $197,636.

      ADR - American Depositary Receipt
      IO - Interest Only

      Currency Abbreviations:
      AUD   Australian Dollar
      BRL   Brazilian Real
      CAD   Canadian Dollar
      COP   Columbian Peso
      IDR   Indonesian Rupiah
      MYR   Malaysian Ringgit
      MXN   Mexican Peso
      PEN   Peruvian Nuevo Sol
      PLN   Polish Zloty
      TRY   Turkish Lira
      ZAR   South African Rand


Page 14                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2014

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
INVESTMENTS                                            10/31/2014           PRICES             INPUTS             INPUTS
--------------------------------------------------   ---------------    ---------------    ---------------    ---------------
Common Stocks*....................................   $     7,022,756    $     7,022,756    $            --    $            --
Exchange-Traded Funds*............................         4,762,395          4,762,395                 --                 --
Master Limited Partnerships*......................         2,559,761          2,559,761                 --                 --
$25 Par Preferred Securities*.....................         2,419,285          2,419,285                 --                 --
Foreign Sovereign Bonds**.........................         1,274,519                 --          1,274,519                 --
U.S. Government Agency
   Mortgage-Backed Securities.....................           984,490                 --            984,490                 --
Real Estate Investment Trusts*....................           423,551            423,551                 --                 --
Mortgage-Backed Securities........................           343,030                 --            343,030                 --
Asset-Backed Securities...........................            31,730                 --             31,730                 --
--------------------------------------------------   ---------------    ---------------    ---------------    ---------------
Total Investments.................................   $    19,821,517    $   17,187,748     $     2,633,769    $            --
                                                     ===============    ===============    ===============    ===============


*   See Portfolio of Investments for industry breakout.

**  See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2014.


                        See Notes to Financial Statements                Page 15

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value - Unaffiliated...................................      $   16,361,488
Investments, at value - Affiliated.....................................           3,460,029
Cash...................................................................             339,861
Foreign currency, at value.............................................              12,404
Receivables:
   Dividends...........................................................              43,220
   Interest............................................................              29,860
   Reclaims............................................................               1,371
                                                                             --------------
      Total Assets.....................................................          20,248,233
                                                                             --------------
LIABILITIES:
Payables:
   Investment advisory fees............................................              12,197
                                                                             --------------
      Total Liabilities................................................              12,197
                                                                             --------------
NET ASSETS.............................................................      $   20,236,036
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $   19,988,881
Par value..............................................................               4,000
Accumulated net investment income (loss)...............................              (1,080)
Accumulated net realized gain (loss) on investments, forward foreign
   currency contracts and foreign currency transactions................             (90,540)
Net unrealized appreciation (depreciation) on investments and foreign
   currency translation................................................             334,775
                                                                             --------------
NET ASSETS.............................................................      $   20,236,036
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        50.59
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................             400,002
                                                                             ==============
Investments, at cost - Unaffiliated....................................      $   16,034,696
                                                                             ==============
Investments, at cost - Affiliated......................................      $    3,451,578
                                                                             ==============
Foreign currency, at cost..............................................      $       12,422
                                                                             ==============


Page 16                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 13, 2014 (a) THROUGH OCTOBER 31, 2014

INVESTMENT INCOME:
Dividends - Unaffiliated...............................................      $       88,500
Dividends - Affiliated.................................................              39,920
Interest...............................................................              20,898
Foreign tax withholding................................................              (1,832)
                                                                             --------------
   Total investment income.............................................             147,486
                                                                             --------------
EXPENSES:
Investment advisory fees...............................................              36,889
   Less fees waived by the investment advisor..........................              (6,823)
                                                                             --------------
   Net expenses........................................................              30,066
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................             117,420
                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..........................................             (51,956)
   Investments - Affiliated............................................             (36,704)
   Forward foreign currency contracts..................................                (928)
   Foreign currency transactions.......................................              (9,830)
                                                                             --------------
Net realized gain (loss)...............................................             (99,418)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..........................................             326,792
   Investments - Affiliated............................................               8,451
   Foreign currency translation........................................                (468)
                                                                             --------------
Net change in unrealized appreciation (depreciation)...................             334,775
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................             235,357
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $      352,777
                                                                             ==============


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


                        See Notes to Financial Statements                Page 17

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD AUGUST 13, 2014 (a) THROUGH OCTOBER 31, 2014

                                                                             FOR THE PERIOD
                                                                              8/13/14 (a)
                                                                                THROUGH
                                                                               10/31/2014
                                                                             --------------
OPERATIONS:
   Net investment income (loss)........................................      $      117,420
   Net realized gain (loss)............................................             (99,418)
   Net change in unrealized appreciation (depreciation)................             334,775
                                                                             --------------
   Net increase (decrease) in net assets resulting from operations.....             352,777
                                                                             --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................            (109,622)
   Return of capital...................................................              (7,219)
                                                                             --------------
   Total distributions to shareholders.................................            (116,841)
                                                                             --------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...........................................          20,000,100
   Cost of shares redeemed.............................................                  --
                                                                             --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions....................................          20,000,100
                                                                             --------------
   Total increase (decrease) in net assets.............................          20,236,036
NET ASSETS:
   Beginning of period.................................................                  --
                                                                             --------------
   End of period.......................................................      $   20,236,036
                                                                             ==============
   Accumulated net investment income (loss)
      at end of period.................................................      $       (1,080)
                                                                             ==============
CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period.............................                  --
   Shares sold.........................................................             400,002
   Shares redeemed.....................................................                  --
                                                                             --------------
   Shares outstanding, end of period...................................             400,002
                                                                             ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 18                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                               FOR THE PERIOD
                                                               8/13/2014 (a)
                                                                  THROUGH
                                                                 10/31/2014
                                                             ------------------

Net asset value, beginning of period                             $   50.00
                                                                 ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          0.29
Net realized and unrealized gain (loss)                               0.59
                                                                 ---------
Total from investment operations                                      0.88
                                                                 ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.27)
Return of capital                                                    (0.02)
                                                                 ---------
Total distributions                                                  (0.29)
                                                                 ---------
Net asset value, end of period                                   $   50.59
                                                                 =========
TOTAL RETURN (b)                                                      1.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $  20,236
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                         0.85% (c)
Ratio of net expenses to average net assets                           0.69% (c)
Ratio of net investment income (loss) to average net assets           2.71% (c)
Portfolio turnover rate (d)                                             33%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the begiof the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2014

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of five funds that are offering shares. This report covers the First Trust Strategic Income ETF (the "Fund"), which trades under the ticker "FDIV" on The NASDAQ(R) Stock Market LLC ("NASDAQ"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash, or in certain circumstances, both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. The Fund's primary investment objective is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation.

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the Fund. The following serve as investment sub-advisors to the Fund:
First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors" ). The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a Sub-Advisor (each, a "Management Team"), which employ their respective investment strategies. The Fund seeks to achieve its objectives by having each Management Team focus on those securities within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.

Under normal market conditions, the Fund will invest in various asset classes, which include high-yield corporate bonds, senior floating-rate loan interests, mortgage-related investments, preferred securities, international sovereign bonds, equity securities of Energy Infrastructure Companies1, certain of which are referred to as master limited partnerships ("MLPs") and dividend paying U.S. exchange-traded equity securities and depositary receipts. The Management Teams may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Advisor's Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of


---------------------
1 Energy Infrastructure Companies are publicly-traded MLPs, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2014

Investments. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund's investments are valued as follows:

    Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

    Common stocks, preferred stocks, master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

    Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

    Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

    Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2014

      3)    the type, size and cost of a security;
      4)    financial statements of the issuer;
      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
      12)   other relevant factors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from the Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2014

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value. At October 31, 2014, the Fund did not have any forward foreign currency contracts outstanding.

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date for fixed-income securities is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

E. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

F. AFFILIATED TRANSACTIONS

The Fund invests in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts related to these instruments in the Fund at October 31, 2014, and for the period then ended are:

                                                  Share Activity
                               ----------------------------------------------------
                                 Balance                                  Balance        Value       Dividend      Realized
         Security Name         at 8/13/14    Purchases       Sales      at 10/31/14   at 10/31/14     Income      Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------
First Trust Preferred
   Securities & Income ETF             --        54,904       (5,971)        48,933   $   933,642   $    14,209   $    (1,313)
First Trust Senior Loan Fund           --        64,048      (38,315)        25,733     1,258,601        19,779       (35,391)
First Trust Tactical
   High Yield ETF                      --        24,718            --        24,718     1,267,786         5,932            --
                                                                                      ---------------------------------------
                                                                                      $ 3,460,029   $    39,920   $   (36,704)
                                                                                      =======================================

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2014

G. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal period ended October 31, 2014, was as follows:

Distributions paid from:
Ordinary income.................................      $      109,622
Capital gain....................................                  --
Return of capital...............................               7,219

As of October 31, 2014, the components of distributable earnings and net assets on a tax basis for the Fund were as follows:

Undistributed ordinary income...................      $           --
Accumulated capital and other losses............             (88,868)
Net unrealized appreciation (depreciation)......             332,023

H. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2014, the Fund had $88,868 of non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2014, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of October 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended October 31, 2014, the adjustments for the Fund were as follows:

        Accumulated Net         Accumulated Net
          Investment         Realized Gain (Loss)
         Income (Loss)          on Investments         Paid-in Capital
     --------------------    --------------------    --------------------
     $             (8,878)   $              8,878    $                 --

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2014

I. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

              3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS
                           AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained the Sub-Advisors to provide recommendations to the Advisor regarding the selection and on-going monitoring of the securities in the Fund's investment portfolio. First Trust executes all transactions on behalf of the Fund, with the exception of the securities that are selected by FTGP. EIP, an affiliate of First Trust, has been retained by the Fund to provide recommendations regarding the selection of MLP securities for the Fund's investment portfolio and provide ongoing monitoring of the MLP securities, MLP affiliate and energy infrastructure securities in the Fund's investment portfolio selected by EIP. EIP exercises discretion only with respect to assets of the Fund allocated to EIP by the Advisor. FTGP, an affiliate of First Trust, has been retained by the Fund to select international sovereign debt securities for the Fund's investment portfolio and provide ongoing monitoring of the international sovereign debt securities in the Fund's investment portfolio selected by FTGP. RBA, has been retained by the Fund to provide recommendations regarding longer term investment strategies that combine top-down, macroeconomic analysis and quantitatively-driven portfolio construction. Stonebridge, an affiliate of First Trust, has been retained by the Fund to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in the Fund's investment portfolio.

Pursuant to the Investment Management Agreement, First Trust will supervise the Sub-Advisors and its management of the investment of the Fund's assets and will pay EIP, FTGP, RBA and Stonebridge for their services as the Fund's sub-advisors. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that, the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of the Fund's management agreement with First Trust; however, it is expected to remain in place for no less than one year from August 6, 2014. First Trust does not have the right to recover the waived acquired fund fees and expenses on the shares of investment companies advised by First Trust.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2014

For the period ended October 31, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $16,070,425 and $6,602,937, respectively.

For the period ended October 31, 2014, the cost of in-kind purchases and proceeds from in-kind sales were $10,142,149 and $0, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the amount of net realized gain (loss) recognized for the period ended October 31, 2014, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION
--------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts    $ (928)

During the period ended October 31, 2014, the amount of notional values of forward foreign currency contracts opened and closed were $3,895,000 and $3,895,000, respectively.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposited Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before August 6, 2016.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2014

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there were the following subsequent events: On November 5, 2014, First Trust Low Duration Mortgage Opportunities ETF, an additional series of the Trust, began trading under the ticker symbol "LMBS" on NASDAQ.

On November 20, 2014, the Fund declared a distribution of $0.1600 per share to shareholders of record on November 25, 2014, payable November 28, 2014.


                                                                         Page 27


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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST STRATEGIC INCOME ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Strategic Income ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Strategic Income ETF as of October 31, 2014, and the results of its operations, changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2014


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2014 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2014, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

        Dividends Received Deduction         Qualified Dividend Income
        ----------------------------        ----------------------------
                   44.95%                              41.42%

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of the First Trust Strategic Income ETF (the "Fund"), and First Trust Advisors L.P. ("First Trust" or the "Advisor"); the Investment Sub-Advisory Agreement (the "Stonebridge Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC ("Stonebridge"); the Investment Sub-Advisory Agreement (the "Richard Bernstein Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Richard Bernstein Advisors LLC ("Richard Bernstein"); the Investment Sub-Advisory Agreement (the "Energy Income Partners Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Energy Income Partners, LLC ("Energy Income Partners"); and the Investment Sub-Advisory Agreement (the "First Trust Global Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. ("First Trust Global") at a meeting held on January 22, 2014. The Stonebridge Sub-Advisory Agreement, the Richard Bernstein Sub-Advisory Agreement, the Energy Income Partners Sub-Advisory Agreement and the First Trust Global Sub-Advisory Agreement are collectively referred to as the "Sub-Advisory Agreements." Stonebridge, Richard Bernstein, Energy Income Partners and First Trust Global are each referred to as a "Sub-Advisor" and collectively as the "Sub-Advisors." The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the "Agreements." The Board of Trustees determined that the Agreements are in the best interests of the Fund in light of the extent and quality of services expected to be provided, and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from the Advisor and each Sub-Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees. The reports, among other things, outlined the services to be provided by the Advisor and the applicable Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by investment advisors to other comparable exchange-traded funds ("ETFs"), including data on fees and expense ratios of other actively managed ETFs, and as compared to fees and expense ratios of other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and each Sub-Advisor; fall-out benefits to First Trust, its affiliate, First Trust Portfolios L.P. ("FTP") and any Sub-Advisor; and a summary of Advisor's and each Sub-Advisor's compliance program. The Independent

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2014 (UNAUDITED)

Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisors. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and each Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreements, the Board considered the nature, extent and quality of services to be provided by the Advisor and the Sub-Advisors under the Agreements. The Board considered that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered that, unlike most other ETFs to which First Trust currently provides management services, the Fund is not designed to track the performance of an index, and the Fund will be actively managed and employ a multi-manager structure. With respect to the Advisory Agreement, the Board considered that First Trust will be responsible for the overall management and administration of the Fund and reviewed the services to be provided by First Trust to the Fund, including the strategic and tactical asset allocations among internal management teams and the Sub-Advisors. At the meeting, the Board received a presentation from one of the members of the Advisor's Investment Committee that would be responsible for managing the Fund regarding the process for allocating and re-allocating assets to the internal management teams and the Sub-Advisors. The Board considered that Stonebridge and Richard Bernstein would only act as non-discretionary managers providing model portfolio recommendations to the Advisor, and that while Energy Income Partners would act as a discretionary investment advisor, First Trust would execute its portfolio trades. The Board noted that members of First Trust's Mortgage Securities Team and Leveraged Finance Team would participate in the management of the Fund and considered the experience of each Team and the resources available to them. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisors and each internal management Team's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also noted the efforts expended by First Trust in organizing the Fund and making arrangements for other entities to provide services to the Fund. With respect to the Sub-Advisory Agreements, the Board reviewed the materials provided by the Sub-Advisors and considered the nature, extent and quality of the services that each Sub-Advisor is expected to provide to the Fund, including each Sub-Advisor's discretionary or non-discretionary management, as applicable, of the portion of the Fund's assets allocated to it. The Board noted that First Trust Global could not serve as a Sub-Advisor until it became a registered investment advisor with the U.S. Securities and Exchange Commission. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by the Advisor and each Sub-Advisor under the applicable Agreements are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the Fund's unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.85% of its average daily net assets. The Board also noted that, from the unitary fee, First Trust would pay each of Stonebridge and Richard Bernstein an annual sub-advisory fee equal to 0.20% of the average daily net assets of their respective allocated portion of the Fund's portfolio and would pay each of Energy Income Partners and First Trust Global a sub-advisory fee equal to 40.0% of the remaining unitary fee on each of Energy Income Partners' and First Trust Global's respective allocated portion of the Fund's portfolio after the average Fund expenses accrued during the most recent twelve months are subtracted for each of their allocated portion of the Fund's portfolio in a given month. The Board also noted that the Advisor would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding the payment under the Advisory Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by First Trust and Lipper Inc. ("Lipper"), an independent source, for the Fund on the advisory fees and expense ratios of other comparable ETFs, but also noted the limitations on the comparability of the Fund's Lipper peer group and the First Trust peer group with the Fund, including that not all of the comparable ETFs were actively managed and that most of the comparable ETFs were not managed using an advisor/sub-advisor structure. The Board noted that the Fund's total expense ratio under its proposed unitary fee was below the median of its Lipper peer group. The Board also considered the unitary fees of other actively managed First Trust ETFs currently in operation and noted that the Fund's proposed unitary fee was equal to or lower than the unitary fees for the other actively managed First Trust ETFs. In light of the information considered and the nature, extent and quality of services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board considered that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor (and Energy Income Partners and First Trust Global), but that a unitary fee structure

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2014 (UNAUDITED)

provides certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board also noted that none of the Sub-Advisors identified any significant expected economies of scale in connection with their services to the Fund, and that the Advisor would control the amount of assets allocated to each Sub-Advisor. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Fund under the Advisory Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Advisory Agreement to First Trust. The Board noted that First Trust's profitability would depend to a degree on the extent to which the Sub-Advisors, rather than First Trust's internal management teams, managed the Fund's portfolio. The Board also considered that the Sub-Advisors were unable to estimate the profitability of the Sub-Advisory Agreements to the Sub-Advisors and that each Sub-Advisory Agreement was negotiated at arm's length between the Advisor and the respective Sub-Advisor, and that each Sub-Advisor would be paid by the Advisor. The Board noted the inherent limitations in analyzing profitability and concluded that the profitability analysis for the Advisor would be more relevant after the Fund commences operations. The Board considered that First Trust had identified as a fall out benefit to First Trust and FTP their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with First Trust and, additionally, that the Fund would provide assets under management to First Trust Global, an affiliate of First Trust and FTP. The Board also considered the ownership interests of affiliates of the Advisor in Stonebridge and Energy Income Partners. The Board noted that the Advisor does not maintain any soft-dollar arrangements. The Board considered potential fall-out benefits identified by Richard Bernstein and First Trust Global in connection with providing services to the Fund. The Board noted that Stonebridge and Energy Income Partners did not identify any fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objectives will be achieved.

CASH TRANSACTIONS RISK: The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in kind securities. As a result, an investment in the Fund may be less tax efficient than an investment in an ETF that effects its creations and redemption for in kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

COVERED CALL RISK. The Fund may invest in covered call options. Covered call risk is the risk that the Fund will forgo, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In addition, as the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY RISK. The Fund may hold investments that are denominated in non U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non U.S. currencies will affect the value of the Fund's investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2014 (UNAUDITED)

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

ENERGY INFRASTRUCTURE COMPANIES RISK. Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

Certain Energy Infrastructure Companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. The Fund invests in equity securities. The value of the shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

FINANCIAL COMPANIES RISK. The Fund invests in financial companies, including banks, thrifts and their holding companies. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. FIXED INCOME SECURITIES RISK. An investment in the Fund involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2014 (UNAUDITED)

national securities exchange but trade in the over the counter markets. Due to the smaller, less liquid market for high yield securities, the bid offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed income securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Mortgage related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

INVESTMENT COMPANIES RISK. The Fund may invest in the shares of other investment companies, and therefore, the Fund's investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Fund bears its ratable share of the underlying fund's expenses, and would be subject to duplicative expenses to the extent the Fund invests in other investment companies. Pursuant to a contractual agreement, the Advisor has agreed to reduce the management fee paid by the Fund by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that, the investment companies are advised by the Advisor.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Management Teams will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

MORTGAGE SECURITIES RISK. The Fund invests in mortgage related securities, including mortgage backed securities, which may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the mortgage related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage related securities may also face liquidity issues when the Fund seeks to sell such securities, but is unable to find buyers at a bid ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non payment of principal and interest. Finally, the mortgage related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate exposure.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents, or it may hold cash.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2014 (UNAUDITED)

NON-DIVERSIFICATION RISK. The Fund is classified as "non diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK AND EMERGING MARKETS RISK. Non U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

SENIOR LOAN RISK. An investment in senior loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2014 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                      TERM OF OFFICE                                             THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                    AND YEAR FIRST                                              FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND                    ELECTED OR                 PRINCIPAL OCCUPATIONS           OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST                 APPOINTED                   DURING PAST 5 YEARS              TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee        o  Indefinite Term    Physician; President, Wheaton                111        None
c/o First Trust Advisors L.P.                             Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,             o  Since Inception    Real Estate Limited Partnership;
  Suite 400                                               Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee           o  Indefinite Term    President (March 2010 to Present), Senior    111        Director of ADM
c/o First Trust Advisors L.P.                             Vice President and Chief Financial Officer              Investor Services,
120 East Liberty Drive,             o Since Inception     (May 2007 to March 2010), ADM Investor                  Inc., ADM
  Suite 400                                               Services, Inc. (Futures Commission                      Investor Services
Wheaton, IL 60187                                         Merchant)                                               International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee            o  Indefinite Term    President (2003 to Present), Hibs            111        Director of
c/o First Trust Advisors L.P.                             Enterprises (Financial and Management                   Trust Company
120 East Liberty Drive,             o  Since Inception    Consulting)                                             of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee            o  Indefinite Term    Managing Director and Chief Operating        111        Director of
c/o First Trust Advisors L.P.                             Officer (January 2015 to Present), Pelita               Covenant
120 East Liberty Drive,             o  Since Inception    Harapan Educational Foundation                          Transport, Inc.
  Suite 400                                               (Educational Products and Services);                    (May 2003 to
Wheaton, IL 60187                                         President and Chief Executive Officer                   May 2014)
D.O.B.: 03/54                                             (June 2012 to September 2014), Servant
                                                          Interactive LLC (Educational Products and
                                                          Services); President and Chief Executive
                                                          Officer (June 2012 to September 2014), Dew
                                                          Learning LLC (Educational Products and
                                                          Services); President (June 2002 to June
                                                          2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,         o  Indefinite Term    Chief Executive Officer (December 2010       111        None
Chairman of the Board                                     to Present), President (until December
120 East Liberty Drive,             o Since Inception     2010), First Trust Advisors L.P. and First
  Suite 400                                               Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                         Board of Directors, BondWave LLC
D.O.B.: 09/55                                             (Software Development Company/
                                                          Investment Advisor) and Stonebridge
                                                          Advisors LLC (Investment Advisor)

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2014 (UNAUDITED)

                               POSITION AND               TERM OF OFFICE
     NAME, ADDRESS                OFFICES                  AND LENGTH OF                       PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH            WITH TRUST                    SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley            President and Chief          o  Indefinite Term     Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,      Executive Officer                                   and Chief Financial Officer, First Trust Advisors
   Suite 400                                            o  Since Inception     L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas             Treasurer, Chief Financial   o Indefinite Term      Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,      Officer and Chief                                   President (April 2007 to Present), First Trust
   Suite 400               Accounting Officer           o  Since Inception     Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine           Secretary and Chief          o  Indefinite Term     General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,      Legal Officer                                       Trust Portfolios L.P.; Secretary and General Counsel,
   Suite 400                                            o  Since Inception     BondWave LLC (Software Development Company/
Wheaton, IL 60187                                                              Investment Advisor); Secretary of Stonebridge
D.O.B.: 05/60                                                                  Advisors LLC (Investment Advisor)

Daniel J. Lindquist        Vice President               o  Indefinite Term     Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                            o  Since Inception     First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher            Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,      and Assistant Secretary                             and First Trust Portfolios L.P.
   Suite 400                                            o  Chief Compliance
Wheaton, IL 60187                                          Officer Since
D.O.B.: 12/66                                              January 2011

                                                        o  Assistant Secretary
                                                           Since Inception

Roger F. Testin            Vice President               o  Indefinite Term     Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                            o  Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland                Vice President               o  Indefinite Term     Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
   Suite 400                                            o  Since Inception     First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 11/70

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2014 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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


FIRST TRUST


First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS

Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

First Trust Global Portfolios Limited
8 Angel Court
London EC2R 7HJ

Richard Bernstein Advisors, LLC
120 West 45th Street, 19th Floor
New York, NY 10036

Stonebridge Advisors LLC
187 Danbury Road
Wilton, Connecticut, 06897

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $116,200 for the fiscal year ended October 31, 2013 and $196,200 for the fiscal year ended October 31, 2014.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

      Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

(c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,000 for the fiscal year ended October 31, 2013 and $13,725 for the fiscal year ended October 31, 2014. These fees were for tax return review and multistate tax compliance.

      Tax Fees (Investment Adviser) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

      Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's distributor were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

(d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

      All Other Fees (Investment Adviser) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

      All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's distributor, other than the services reported in paragraphs (a) through

(c) of this Item were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
       (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:            Adviser and Distributor:
           -----------            ------------------------
             (b) 0%                      (b) 0%
             (c) 0%                      (c) 0%
             (d) 0%                      (d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2013 were $5,000 for the registrant, $3,000 for the registrant's investment adviser and $60,600 for the registrant's distributor, and for the fiscal year ended October 31, 2014 were $13,725 for the registrant, $43,500 for the registrant's investment adviser and $36,000 for the registrant's distributor.

(h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund IV
               --------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 22, 2014
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 22, 2014
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 22, 2014
     --------------------

* Print the name and title of each signing officer under his or her signature.